Exhibit 10.12

Execution Copy

MARRIOTT VACATIONS WORLDWIDE OWNER TRUST 2011-1,

as Issuer

MARRIOTT OWNERSHIP RESORTS, INC.,

as Servicer

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Indenture Trustee and Back-Up Servicer

AMENDED AND RESTATED INDENTURE AND SERVICING AGREEMENT

Dated as of September 1, 2011

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AMENDED AND RESTATED INDENTURE AND SERVICING AGREEMENT

This Amended and Restated Indenture and Servicing Agreement, dated as of September 1, 2011 (this “Indenture and Servicing Agreement”), is among MARRIOTT VACATIONS WORLDWIDE OWNER TRUST 2011-1, a statutory trust organized under the laws of the State of Delaware, as issuer (the “Issuer”), Marriott Ownership Resorts, Inc. (“MORI”), a Delaware corporation, as servicer (the “Servicer”), and Wells Fargo Bank, National Association, a national banking association, as indenture trustee (the “Indenture Trustee”) and as back-up servicer (in such capacity, the “Back-Up Servicer”) and hereby amends and restates in its entirety that certain indenture, dated as of September 1, 2011 (the “Closing Date Indenture and Servicing Agreement”), by and among the parties hereto.

RECITALS OF THE ISSUER

WHEREAS, the parties hereto desire to amend and restate in its entirety the Closing Date Indenture and Servicing Agreement and the Standard Definitions as provided herein, and all actions required to do so under the Closing Date Indenture and Servicing Agreement have been taken;

WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture and Servicing Agreement to provide for the issuance of its Timeshare Loan-Backed Variable Funding Notes, Series 2011-1 (the “Notes”); and

WHEREAS, all things necessary to make the Notes, when executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder, the valid recourse obligations of the Issuer, and to make this Indenture and Servicing Agreement a valid agreement of the Issuer, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE AND SERVICING AGREEMENT WITNESSETH:

For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the benefit of the Noteholders, as follows:

GRANTING CLAUSE

To secure the payment of the principal of and interest on the Notes in accordance with their terms, the payment of all of the sums payable under this Indenture and Servicing Agreement and the performance of the covenants contained in this Indenture and Servicing Agreement, the Issuer hereby Grants to the Indenture Trustee, for the benefit of the Noteholders and the Hedge Counterparty, all of the Issuer’s right, title and interest in and to the following whether now owned or hereafter acquired and any and all benefits accruing to the Issuer from, (i) all Timeshare Loans and Conveyed Timeshare Loan Assets acquired by the Issuer, (ii) the Qualified Substitute Timeshare Loans, if any, (iii) the Receivables in respect of such Timeshare Loans due on and after the related Cut-Off Date, (iv) the related Timeshare Loan Files, (v) all Related Security in respect of each such Timeshare Loan, (vi) all rights and remedies under the Sale Agreement, (vii) all rights and remedies under the Custodial Agreement, (viii) all rights and remedies under the Hedge Agreements, (ix) all rights and remedies under the Performance Guaranty, (x) all amounts in or to be deposited to each Trust Account, and (xi) proceeds of the foregoing (including, without limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing) (collectively, the “Trust Estate”). Notwithstanding the foregoing, the Trust Estate shall not include any Miscellaneous Payments and Processing Charges made by an Obligor.

Such Grant is made in trust to secure (i) the payment of all amounts due on the Notes in accordance with their terms, equally and ratably except as otherwise may be provided in this Indenture and Servicing Agreement, without prejudice, priority, or distinction between any Note by reason of differences in time of issuance or otherwise, (ii) the payment of all amounts due to the Hedge Counterparty under the Hedge Agreement and (iii) the payment of all other sums payable under the Notes and this Indenture and Servicing Agreement.

The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required to the best of its ability and to the end that the interests of the Noteholders may be adequately and effectively protected as hereinafter provided.

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS

OF GENERAL APPLICATION

Section 1.01 General Definitions.

In addition to the terms defined elsewhere in this Indenture and Servicing Agreement, capitalized terms shall have the meanings given them in the “Standard Definitions” attached hereto as Annex A.

Section 1.02 Compliance Certificates and Opinions.

Upon any written application or request (or oral application with prompt written or electronic confirmation) by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture and Servicing Agreement, other than any request that (a) the Indenture Trustee authenticate the Notes specified in such request, (b) the Indenture Trustee invest moneys in any of the Trust Accounts pursuant to the written directions specified in such request, or (c) the Indenture Trustee pay moneys due and payable to the Issuer hereunder to the Issuer’s assignee specified in such request, the Indenture Trustee shall require the Issuer to furnish to the Indenture Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture and Servicing Agreement relating to the proposed action have been complied with and that the request otherwise is in accordance with the terms of this Indenture and Servicing Agreement, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such requested action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Indenture and Servicing Agreement, no additional certificate or opinion need be furnished.

Section 1.03 Form of Documents Delivered to Indenture Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Issuer delivered to the Indenture Trustee may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows that such Opinion of Counsel with respect to the matters upon which his certificate or opinion is based are erroneous. Any such officer’s certificate or opinion and any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer as to such factual matters unless such officer or counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel’s opinion which shall contain appropriate language permitting reliance on such other counsel’s opinion.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture and Servicing Agreement, they may, but need not, be consolidated and form one instrument.

Wherever in this Indenture and Servicing Agreement, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01(b) hereof.

Whenever in this Indenture and Servicing Agreement it is provided that the absence of the occurrence and continuation of a Potential Event of Default, Event of Default, Potential Servicer Event of Default, Servicer Event of Default, Potential Amortization Event or Amortization Event is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer’s right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such event. For all purposes of this Indenture and Servicing Agreement, the Indenture Trustee shall not be deemed to have knowledge of any Default, Event of Default, Servicer Event of Default or Amortization Event nor shall the Indenture Trustee have any duty to monitor or investigate to determine whether a Default, an Event of Default (other than an Event of Default of the kind described in Section 6.01(a) hereof), a Servicer Event of Default or an Amortization Event has occurred unless a Responsible Officer of the Indenture Trustee shall have actual knowledge thereof or shall have been notified in writing thereof by the Issuer, the Servicer or any Noteholder.

Section 1.04 Acts of Noteholders, etc.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture and Servicing Agreement to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing, including but not limited to trust agents and administrative agents; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and Servicing Agreement and (subject to Section 7.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 1.04.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Indenture Trustee, in its reasonable discretion, deems sufficient.

(c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

(d) By accepting the Notes issued pursuant to this Indenture and Servicing Agreement, each Noteholder irrevocably appoints the Indenture Trustee hereunder as the special attorney-in-fact for such Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder for the benefit of such Noteholder; provided that nothing contained in this Section 1.04(d) shall be deemed to confer upon the Indenture Trustee any duty or power to vote on behalf of the Noteholders with respect to any matter on which the Noteholders have a right to vote pursuant to the terms of this Indenture and Servicing Agreement.

Section 1.05 Notice to Noteholders; Waiver.

(a) Where this Indenture and Servicing Agreement provides for notice to Noteholders of any event, or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, certified mail return receipt requested, or sent by private courier or confirmed electronically to each Noteholder affected by such event or to whom such report is required to be mailed, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders. Where this Indenture and Servicing Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

(b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders, in accordance with Section 1.05(a) hereof, of any event or any report to Noteholders when such notice or report is required to be delivered pursuant to any provision of this Indenture and Servicing Agreement, then such notification or delivery as shall be made with the approval of the Indenture Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 1.06 Effect of Headings and Table of Contents.

The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.07 Successors and Assigns.

All covenants and agreements in this Indenture and Servicing Agreement by each of the parties hereto shall bind its respective successors and permitted assigns, whether so expressed or not.

Section 1.08 GOVERNING LAW.

THIS INDENTURE AND SERVICING AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. UNLESS MADE APPLICABLE IN A SUPPLEMENT HERETO, THIS INDENTURE AND SERVICING AGREEMENT IS NOT SUBJECT TO THE TRUST INDENTURE ACT OF 1939, AS AMENDED, AND SHALL NOT BE GOVERNED THEREBY AND CONSTRUED IN ACCORDANCE THEREWITH.

Section 1.09 Legal Holidays.

In any case where any Payment Date or the Stated Maturity or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Indenture and Servicing Agreement or of the Notes) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, Stated Maturity, or other date on which principal of or interest on any Note is proposed to be paid, provided that no penalty interest shall accrue for the period from and after such Payment Date, Stated Maturity, or any other date on which principal of or interest on any Note is proposed to be paid, as the case may be, until such next succeeding Business Day.

Section 1.10 Execution in Counterparts.

This Indenture and Servicing Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Indenture and Servicing Agreement by facsimile or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof and deemed an original.

Section 1.11 Inspection.

The Issuer agrees that it will permit the Indenture Trustee, the Administrative Agent, each Funding Agent and each Purchaser or their agents or representatives inspection rights in accordance with Section 3.1(l) of the Note Purchase Agreement.

Section 1.12 Survival of Representations and Warranties.

The representations, warranties and certifications of the Issuer made in this Indenture and Servicing Agreement or in any certificate or other writing delivered by the Issuer pursuant hereto shall survive the authentication and delivery of the Notes hereunder.

ARTICLE II

THE NOTES

Section 2.01 General Provisions.

(a) Form of Notes. The Notes shall be designated as the Marriott Vacations Worldwide Owner Trust 2011-1, Timeshare Loan Backed Variable Funding Notes, Series 2011-1. The Notes, together with their certificates of authentication, shall be in substantially the form set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or are permitted by this Indenture and Servicing Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may consistently herewith be determined by the officer executing such Notes, as evidenced by such officer’s execution of such Notes.

(b) Denominations. The Outstanding Note Balance of Notes which may be authenticated and delivered under this Indenture and Servicing Agreement shall not exceed the Facility Limit and the outstanding principal amount of a Note held by any single Purchaser Group or any single Non-Conduit Committed Purchaser shall not exceed the then-effective Purchaser Commitment Amount for such Purchaser Group or Non-Conduit Committed Purchaser. The Notes shall be issuable only as registered Notes without interest coupons in the denominations of at least $1,000,000 and in integral multiples of $1,000; provided, however, that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.03 hereof of any Note with a remaining Outstanding Note Balance of less than $1,000,000.

(c) Execution, Authentication, Delivery and Dating. The Notes shall be issued and delivered to the Noteholders on the Closing Date upon satisfaction of the requirements of the Note Purchase Agreement and this Indenture and Servicing Agreement. The Notes shall be manually executed on behalf of the Issuer by an Authorized Officer of the Owner Trustee. Any Note bearing the signature of an individual who was at the time of execution thereof an Authorized Officer of the Owner Trustee shall bind the Issuer, notwithstanding that such individual ceases to hold such office prior to the authentication and delivery of such Note or did not hold such office at the date of such Note. No Note shall be entitled to any benefit under this Indenture and Servicing Agreement or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form set forth in Exhibit A hereto, executed by the Indenture Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Each Note shall be dated the date of its authentication. The Notes may from time to time be executed by the Issuer and delivered to the Indenture Trustee for authentication together with an Issuer Order to the Indenture Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by the Indenture Trustee in accordance with such Issuer Order.

Section 2.02 Definitive Notes. The Notes shall be issued in definitive form only. One Note shall initially be issued for each Purchaser Group and be registered in the name of the related Funding Agent. One Note shall be issued for each Non-Conduit Committed Purchaser, if any, and be registered in the name of the Non-Conduit Committed Purchaser itself.

Section 2.03 Registration, Transfer and Exchange of Notes.

(a) Note Register. At all times during the term of this Indenture and Servicing Agreement, the Issuer shall cause to be kept at the Corporate Trust Office a register (the “Note Register”) for the registration, transfer and exchange of Notes. The Indenture Trustee is hereby appointed “Note Registrar” for purposes of registering Notes and transfers of Notes as herein provided. The names and addresses of all Noteholders and the names and addresses of the transferees of any Notes shall be registered in the Note Register. The Person in whose name any Note is so registered shall be deemed and treated as the sole owner and Noteholder thereof for all purposes of this Indenture and Servicing Agreement and the Note Registrar, the Issuer, the

Indenture Trustee, the Servicer and any agent of any of them shall not be affected by any notice or knowledge to the contrary. The Notes are transferable or exchangeable only upon the surrender of such Note to the Note Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements of this Section 2.03. Upon request of the Indenture Trustee, the Note Registrar shall provide the Indenture Trustee with the names and addresses of Noteholders.

(b) Surrender. Upon surrender for registration of transfer of any Note, subject to the applicable requirements of this Section 2.03, the Issuer shall execute and the Indenture Trustee shall duly authenticate in the name of the designated transferee or transferees, one or more new Notes in denominations of a like aggregate denomination as the Note being surrendered. Each Note surrendered for registration of transfer shall be canceled and subsequently destroyed by the Note Registrar. Each new Note issued pursuant to this Section 2.03 shall be registered in the name of any Person as the transferring Holder may request, subject to the applicable provisions of this Section 2.03. All Notes issued upon any registration of transfer or exchange of Notes shall be entitled to the same benefits under this Indenture and Servicing Agreement as the Notes surrendered upon such registration of transfer or exchange.

(c) Securities Laws and other Transfer Restrictions. The issuance of the Notes will not be registered or qualified under the Securities Act or the securities laws of any state. No resale or transfer of any Note may be made unless such resale or transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because such resale or transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such resale or transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee (unless such transferee is already a Purchaser) in a letter in the form of Exhibit B hereto and in accordance with any applicable securities laws of any state of the United States and any applicable jurisdiction. None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture and Servicing Agreement to permit the transfer of any Note without registration.

Except during the occurrence and continuance of an Event of Default, no resale or transfer of any Note may be made to a Direct Competitor without the prior written consent of the Issuer and the Servicer. Neither the Indenture Trustee nor the Note Registrar shall have any obligation to monitor the compliance with the immediately preceding sentence.

(d) ERISA Considerations. No resale or other transfer of any Note or any interest therein may be made to any purchaser or transferee unless (i) such purchaser or transferee is not, and will not acquire such Note or any interest therein on behalf of or with the assets of, any Benefit Plan or (ii) no “prohibited transaction” under ERISA or Section 4975 of the Code that is not subject to a statutory, regulatory or administrative exemption and no violation of any substantially similar provision of federal, state or local law will occur in connection with such purchaser’s or such transferee’s acquisition, holding or disposition of such

Note or any interest therein. In addition, neither the Notes nor any interest therein may be purchased by or transferred to any Benefit Plan, or person acting on behalf of or with assets of any Benefit Plan, unless it represents that it is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Issuer, MORI, the Seller, the Servicer, the Indenture Trustee or the Noteholders, or by any Affiliate of any such Person.

(e) Transfer Fees, Charges and Taxes. No fee or service charge shall be imposed by the Note Registrar for its services in respect of any registration of transfer or exchange referred to in this Section 2.03. The Note Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

(f) No Obligation to Register. None of the Issuer, the Indenture Trustee, the Servicer or the Note Registrar is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture and Servicing Agreement to permit the transfer of such Notes without registration or qualification. Any such Noteholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Issuer, the Indenture Trustee, the Servicer and the Note Registrar against any loss, liability or expense that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(g) Rule 144A Information. The Servicer agrees to cause the Issuer and the Issuer agrees to provide such information as required under Rule 144A(d)(4) under the Securities Act so as to allow resales of Notes to Qualified Institutional Buyers in accordance herewith.

(h) Sole Obligation. The Notes represent the sole obligation of the Issuer payable from the Trust Estate and do not represent the obligations of the Originator, the Servicer, the Seller, the Back-Up Servicer, the Indenture Trustee, the Noteholders or the Custodian.

(i) Liquidity Providers. Notwithstanding anything to the contrary herein, each Conduit under the terms of its Liquidity Agreement or the Note Purchase Agreement may at any time sell or grant to one or more Liquidity Providers party to the Liquidity Agreement or one or more Alternate Purchasers party to the Note Purchase Agreement, participating interests or security interest, as applicable, in the Notes provided that each Liquidity Provider or Alternate Purchaser shall, by any such purchase, be deemed to have acknowledged and agreed to the provisions of this Indenture and Servicing Agreement.

Section 2.04 Mutilated, Destroyed, Lost and Stolen Notes.

(a) If any mutilated Note is surrendered to the Indenture Trustee, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

(b) If there shall be delivered to the Issuer and the Indenture Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless then, in the absence of actual notice to the Issuer or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

(c) In case the final installment of principal on any such mutilated, destroyed, lost or stolen Note has become or will at the next Payment Date become due and payable, the Issuer in its discretion may, instead of issuing a replacement Note, pay such Note.

(d) Upon the issuance of any replacement Note under this Section 2.04, the Issuer or the Indenture Trustee may require the payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed as a result of the issuance of such replacement Note.

(e) Every replacement Note issued pursuant to this Section 2.04 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture and Servicing Agreement equally and proportionately with any and all other Notes duly issued hereunder.

(f) The provisions of this Section 2.04 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.05 Payment of Interest and Principal; Rights Preserved.

(a) Any installment of interest or principal, payable on any Note that is punctually paid or duly provided for by or on behalf of the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note was registered at the close of business on the Record Date for such Payment Date by wire transfer of federal funds to the account and number specified in the Note Register, in each case on such Record Date for such Person (which shall be, as to each original Noteholder, the account and number specified in the Note Purchase Agreement) or, if no wire transfer information is available, by check mailed to the address specified in the Note Register.

(b) All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. All payments on the Notes shall be paid without any requirement of presentment, except that each Holder of any Note shall be deemed to agree, by its acceptance of the same, to surrender such Note at the Corporate Trust Office prior to receipt of payment of the final installment of principal of such Note.

Section 2.06 Persons Deemed Owners.

Prior to due presentment of a Note for registration of transfer, the Issuer, the Indenture Trustee, and any agent of the Issuer or the Indenture Trustee may treat the registered Noteholder as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not payment on such Note is overdue, and neither the Issuer, the Indenture Trustee, nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

Section 2.07 Cancellation.

All Notes surrendered for registration of transfer or exchange or following final payment shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.07, except as expressly permitted by this Indenture and Servicing Agreement. All canceled Notes held by the Indenture Trustee may be disposed of in the normal course of its business or as directed by an Issuer Order.

Section 2.08 Noteholder Lists.

The Indenture Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. In the event the Indenture Trustee no longer serves as the Note Registrar, the Issuer shall furnish to the Indenture Trustee at least five Business Days before each Payment Date (and in all events in intervals of not more than six months) and at such other times as the Indenture Trustee may request in writing a list in such form and as of such date as the Indenture Trustee may reasonably require of the names and addresses of Noteholders. For so long as Wells Fargo Bank, National Association is acting in the capacity of Indenture Trustee, it shall also be the Note Registrar hereunder.

Section 2.09 Treasury Notes.

In determining whether the Noteholders of the requisite percentage of the Outstanding Note Balance have concurred in any direction, waiver or consent, Notes held or redeemed by the Issuer or held by an Affiliate of the Issuer shall be considered as though not Outstanding, except that for the purposes of determining whether the Indenture Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer of the Indenture Trustee knows are so owned shall be so disregarded.

Section 2.10 Principal, Interest and NPA Costs.

(a) Stated Maturity. The Notes shall mature and be fully due and payable at Stated Maturity.

(b) Optional Redemption and Mandatory Redemption Date. The Notes are subject to optional and mandatory redemption as provided in Article X hereto.

(c) Interest. Interest Distribution Amounts on each Note shall be due and payable on each Payment Date. No later than 3:00 P.M. (New York City time), four Business Days prior to each Payment Date, the Administrative Agent shall provide notice to the Issuer, the Servicer and the Indenture Trustee of the aggregate amount of Interest Distribution Amounts and Unused Fees to be paid on such Payment Date.

(d) NPA Costs. NPA Costs shall be due and payable to each Funding Agent and each Non-Conduit Committed Purchaser on each Payment Date. No later than 3:00 P.M. (New York City time), four Business Days prior to each Payment Date, the Administrative Agent shall provide notice to the Issuer, the Servicer and the Indenture Trustee of the aggregate amount of NPA Costs to be paid on such Payment Date.

Section 2.11 Increases in Outstanding Note Balance.

The Noteholders agree by acceptance of the Notes that, the Issuer may, from time to time by irrevocable written Borrowing Notice given to the Administrative Agent, the Indenture Trustee and the Servicer and subject to the terms and conditions with respect to an Increase set forth in Section 2.2 of the Note Purchase Agreement, request that the Noteholders fund an Increase in the aggregate amount and on the date specified in the Borrowing Notice. If the terms and conditions to the Increase set forth in the Note Purchase Agreement are satisfied or waived, then such Increase shall be funded in accordance with the Note Purchase Agreement.

Section 2.12 Reduction of the Facility Limit.

In accordance with the Note Purchase Agreement, the Issuer may, upon at least five Business Days’ written notice to the Administrative Agent, each Funding Agent and each Non-Conduit Committed Purchaser, reduce, in part, the Facility Limit to (but not below) the Outstanding Note Balance. Any such reduction in the Facility Limit shall not be less than $1,000,000 and in increments of $1,000,000 in excess thereof and shall be applied to reduce the Purchaser Commitment Amount of each Purchaser Group and each Non-Conduit Committed Purchaser on a pro rata basis pursuant to the terms of the Note Purchase Agreement.

Section 2.13 Facility Termination Date.

(a) If a Facility Termination Date occurs with respect to less than all Noteholders, then the Issuer, the Servicer and the Indenture Trustee shall enter into an indenture and servicing agreement substantially in the form of this Indenture and Servicing Agreement, together with any changes mutually acceptable to such parties and the Extending Noteholders (each such indenture and servicing agreement, an “Exchange Notes Indenture”). The Issuer shall issue to each Extending Noteholder on the Payment Date immediately following such Facility Termination Date, an Exchange Note in a principal amount equal to the principal amount of such Extending Noteholder’s Note (or, in the case of any Extending Noteholder which is extending its Facility Termination Date for an amount less than its entire Purchaser Commitment Amount, the Extended Portion with respect to such Extending Noteholder); provided, however, that if, upon the issuance of the Exchange Notes, the initial aggregate outstanding note balance of the Exchange Notes would not be at least $1,000,000, then the Issuer shall not issue any Exchange Notes and no Facility Termination Date with respect to any Noteholder shall be extended; provided, further, however, that if, upon the issuance of the Exchange Notes, the Outstanding Note Balance for the Notes would be less than $1,000,000, then the Issuer shall prepay the entire Outstanding Note Balance pursuant to Section 10.01 immediately following the issuance of the Exchange Notes.

(b) Each Noteholder, by its acceptance of a Note, hereby agrees that if it becomes an Extending Noteholder and the Facility Termination Date occurs with respect to any Noteholder, it will surrender its Note to the Issuer in exchange for an Exchange Note in an equal principal amount (or, in the case of any Extending Noteholder which is extending its Facility Termination Date for an amount less than its entire Purchaser Commitment Amount, the Extended Portion with respect to such Extending Noteholder) on the Payment Date immediately following the Facility Termination Date with respect to the other Non-Extending Noteholders. Upon such exchange, the Notes surrendered shall be deemed to be fully paid and the Indenture Trustee shall cancel such Notes.

(c) In connection with the execution by the Issuer of an Exchange Notes Indenture on the Payment Date immediately succeeding any Facility Termination Date, Timeshare Loans with aggregate Loan Balances not less than the product of (i) the Extending Noteholders’ Percentage on such Facility Termination Date and (ii) the Aggregate Loan Balance on such Payment Date shall be released from the Lien of this Indenture and Servicing Agreement and pledged as security for the Exchange Notes issued pursuant to such Exchange Notes Indenture.

(d) In connection with the issuance of any Exchange Notes on the Payment Date following a Facility Termination Date, the Issuer, the Servicer, the Seller, the Performance Guarantor, each Extending Purchaser with respect to such Facility Termination Date and the Administrative Agent shall enter into a note purchase agreement with respect to the Exchange Notes, substantially in the form of the Note Purchase Agreement, together with any changes mutually acceptable to such parties.

ARTICLE III

ACCOUNTS; COLLECTION AND

APPLICATION OF MONEYS; REPORTS

Section 3.01 Trust Accounts; Investments by Indenture Trustee.

(a) On or before the Closing Date, the Indenture Trustee has established and shall maintain in the name of the Indenture Trustee for the benefit of the Noteholders as provided in this Indenture and Servicing Agreement, the Trust Accounts, which accounts shall be Eligible Bank Accounts maintained at the Corporate Trust Office. From time to time, the Indenture Trustee shall establish, to the extent required under this Indenture and Servicing Agreement, accounts in the name of the Indenture Trustee for the benefit of the Noteholders, which accounts shall be Eligible Bank Accounts.

Subject to the further provisions of this Section 3.01, the Indenture Trustee shall, upon receipt or upon transfer from another account, as the case may be, deposit into such Trust Accounts all amounts received by it which are required to be deposited therein in accordance with the provisions of this Indenture and Servicing Agreement. All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Indenture Trustee in such accounts as part of the Trust Estate as herein provided, subject to withdrawal by the Indenture Trustee in accordance with, and for the purposes specified in the provisions of, this Indenture and Servicing Agreement.

(b) The Indenture Trustee shall assume that any amount remitted to it in respect of the Trust Estate is to be deposited into the Collection Account pursuant to Section 3.02(a) hereof.

(c) None of the parties hereto shall have any right of set-off with respect to any Trust Account, or any investment therein.

(d) So long as no Event of Default shall have occurred and be continuing, all or a portion of the amounts in any Trust Account shall be invested and reinvested by the Indenture Trustee pursuant to an Issuer Order in one or more Eligible Investments. Subject to the restrictions on the maturity of investments set forth in Section 3.01(f) hereof, each such Issuer Order may authorize the Indenture Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by electronic or facsimile transmission from the employees or agents of the Issuer, as the case may be, identified therein, in each case in such amounts as such Issuer Order shall specify.

(e) In the event that either (i) the Issuer shall have failed to give investment directions to the Indenture Trustee by 9:30 A.M., New York City time on any Business Day on which there may be uninvested cash or (ii) an Event of Default shall be continuing, the Indenture Trustee shall promptly invest and reinvest the funds then in the designated Trust Account to the fullest extent practicable in those obligations or securities described in clause 5 of the definition of “Eligible Investments”. All investments made by the Indenture Trustee shall mature no later than the maturity date therefor permitted by Section 3.01(f) hereof.

(f) No investment of any amount held in any Trust Account shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment. All income or other gains (net of losses) from the investment of moneys deposited in any Trust Account shall be deposited by the Indenture Trustee in such account immediately upon receipt.

(g) Any investment of any funds in any Trust Account and any sale of any investment held in such accounts, shall be made under the following terms and conditions:

(i) each such investment shall be made in the name of the Indenture Trustee, in each case in such manner as shall be necessary to maintain the identity of such investments as assets of the Trust Estate;

(ii) any certificate or other instrument evidencing such investment shall be delivered directly to the Indenture Trustee and the Indenture Trustee shall have sole possession of such instrument, and all income on such investment;

(iii) the proceeds of any sale of an investment shall be remitted by the purchaser thereof directly to the Indenture Trustee for deposit in the account in which such investment was held; provided that no such sale may occur on any day other than the Business Day immediately preceding a Payment Date (for the avoidance of doubt, any full or partial liquidation of an investment in a money market fund is not subject to the foregoing date restriction); and

(iv) during the continuance of a Potential Event of Default, Event of Default, Potential Amortization Event, Amortization Event, Potential Servicer Event of Default or Servicer Event of Default, neither the Issuer nor any of its Affiliates may exercise any voting rights with respect to an investment.

(h) If any amounts are needed for disbursement from any Trust Account and sufficient uninvested funds are not collected and available therein to make such disbursement, in the absence of an Issuer Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Indenture Trustee shall select and cause to be sold or otherwise converted to cash a sufficient amount of the investments in such account.

(i) The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account resulting from losses on investments made in accordance with the provisions of this Section 3.01 including, but not limited to, losses resulting from the sale or depreciation in the market value of such investments (but the institution serving as Indenture Trustee shall at all times remain liable for its own obligations, if any, constituting part of such investments). The Indenture Trustee shall not be liable for any investment made by it in accordance with this Section 3.01 on the grounds that it could have made a more favorable investment or a more favorable selection for sale of an investment.

(j) Each party hereto agrees that each of the Trust Accounts constitutes a “securities account” within the meaning of Article 8 of the UCC and in such capacity Wells Fargo Bank, National Association shall be acting as a “securities intermediary” within the meaning of 8-102 of the UCC and that, regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the “securities intermediary’s jurisdiction” under Section 8-110 of the UCC. The Indenture Trustee shall be the “entitlement holder” within the meaning of Section 8-102(a)(7) of the UCC with respect to the Trust Accounts. In furtherance of the foregoing, Wells Fargo Bank, National Association, acting as a “securities intermediary,” shall comply with “entitlement orders” within the meaning of Section 8-102(a)(8) of the UCC originated by the Indenture Trustee with respect to the Trust Accounts, without further consent by the Issuer. Each item of property (whether investment property, financial asset, security, instrument or cash) credited to each Trust Account shall be treated as a

“financial asset” within the meaning of Section 8-102(a)(9) of the UCC. All securities or other property underlying any financial assets credited to each Trust Account shall be registered in the name of the Indenture Trustee or indorsed to the Indenture Trustee or in blank and in no case will any financial asset credited to any Trust Account be registered in the name of the Issuer, payable to the order of the Issuer or specially indorsed to the Issuer. The Trust Accounts shall be under the sole dominion and control (as defined in Section 8-106 of the UCC) of the Indenture Trustee and the Issuer shall have no right to close, make withdrawals from, or give disbursement directions with respect to, or receive distributions from, the Collection Account except in accordance with Section 3.04 hereof.

(k) In the event that Wells Fargo Bank, National Association, as securities intermediary, has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Trust Accounts or any security entitlement credited thereto, it hereby agrees that such security interest shall be subordinate to the security interest created by this Indenture and Servicing Agreement and that the Indenture Trustee’s rights to the funds on deposit therein shall be subject to Section 3.04 hereof. The financial assets credited to, and other items deposited to the Trust Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than as created pursuant to this Indenture and Servicing Agreement.

Section 3.02 Establishment and Administration of the Trust Accounts.

(a) Collection Account. The Indenture Trustee has caused to be established and shall cause to be maintained an account (the “Collection Account”) for the benefit of the Noteholders. The Collection Account shall be an Eligible Bank Account initially established at the Corporate Trust Office of the Indenture Trustee, bearing the following designation “Marriott Vacations Worldwide Owner Trust 2011-1 — Collection Account, Wells Fargo Bank, National Association, as Indenture Trustee for the benefit of the Noteholders”. The Indenture Trustee on behalf of the Noteholders shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders as their interests appear in the Trust Estate. If, at any time, the Collection Account ceases to be an Eligible Bank Account, the Indenture Trustee shall within two Business Days establish a new Collection Account which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Collection Account and from the date such new Collection Account is established, it shall be the “Collection Account”. The Indenture Trustee agrees to immediately deposit any amounts received by it into the Collection Account. Amounts on deposit in the Collection Account shall be invested in accordance with Section 3.01 hereof. Withdrawals and payments from the Collection Account will be made on each Payment Date as provided in Section 3.04 hereof. All investment earnings on the Collection Account shall be distributed to the Owner Trustee for distribution to the owners of the beneficial interests in the Issuer on each Payment Date.

(b) Reserve Account. The Indenture Trustee shall cause to be established and maintained an account (the “Reserve Account”) for the benefit of the Noteholders. The Reserve Account shall be an Eligible Bank Account initially established at the Corporate Trust Office of the Indenture Trustee, bearing the following designation “Marriott Vacations

Worldwide Owner Trust 2011-1 — Reserve Account, Wells Fargo Bank, National Association, as Indenture Trustee for the benefit of the Noteholders”. The Indenture Trustee on behalf of the Noteholders shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders as their interests appear in the Trust Estate. If, at any time, the Reserve Account ceases to be an Eligible Bank Account, the Indenture Trustee shall within two Business Days establish a new Reserve Account which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Reserve Account and from the date such new Reserve Account is established, it shall be the “Reserve Account.” Amounts on deposit in the Reserve Account shall be invested in accordance with Section 3.01 hereof. Deposits to the Reserve Account shall be made in accordance with Section 3.04(a) hereof. Funding, withdrawals and payments from the Reserve Account shall be made in the following manner:

(i) Funding. On each Funding Date, the Issuer shall deposit or shall cause to be deposited into the Reserve Account an amount equal to the Reserve Account Required Funding Date Deposit (after giving effect to the addition of Additional Timeshare Loans on such date) and thereafter, on each Payment Date if the amount on deposit in the Reserve Account (after giving effect to any deposit of the applicable portion of the proceeds of any Increase on such Payment Date) is less than the Reserve Account Required Balance, a deposit shall be made to the Reserve Account, to the extent of Available Funds as provided in Section 3.04 hereof.

(ii) Withdrawals. If, on any Determination Date, the amounts on deposit in the Collection Account (after giving effect to all deposits thereto required hereunder) are insufficient to pay the Required Payments for the related Payment Date, on such Payment Date, the Indenture Trustee shall, based on the Monthly Servicer Report and to the extent of funds available in the Reserve Account, withdraw from the Reserve Account and deposit into the Collection Account an amount equal to the lesser of such insufficiency and the amount on deposit in such Reserve Account (the amount withdrawn, the “Reserve Account Draw Amount”).

(iii) Mandatory Redemption Date, Stated Maturity or Payment in Full. On the earliest to occur of a Mandatory Redemption Date, the Stated Maturity and the Payment Date on which the Outstanding Note Balance will be reduced to zero, the Indenture Trustee shall withdraw all amounts on deposit in the Reserve Account and shall deposit such amounts into the Collection Account.

(iv) Amortization Event and Acceleration Event. Upon the occurrence of an Amortization Event, the Indenture Trustee shall withdraw all amounts on deposit in the Reserve Account and shall deposit such amounts to the Collection Account to be used as Available Funds on the next Payment Date. Upon the occurrence of an Acceleration Event, the Indenture Trustee shall withdraw all amounts on deposit in the Reserve Account and shall deposit such amounts to the Collection Account for distribution in accordance with Section 6.06 hereof.

(v) Amounts in Excess of Reserve Account Required Balance. If, on any Payment Date, amounts on deposit in the Reserve Account are greater than the Reserve Account Required Balance (after giving effect to all other distributions and disbursements on such Payment Date), the Indenture Trustee shall, based on the Monthly Servicer Report, withdraw funds in excess of the Reserve Account Required Balance from the Reserve Account and deposit such funds into the Collection Account as Available Funds on such Payment Date for application in accordance with Section 3.04 hereof.

(vi) Facility Termination Date. On the Payment Date immediately following each Facility Termination Date on which Exchange Notes are being issued by the Issuer pursuant to Section 2.13, the Indenture Trustee acting at the direction of the Servicer, shall withdraw from the Reserve Account an amount equal to the excess of (i) the amount of cash or other immediately available funds on deposit in the Reserve Account on such Payment Date (after giving effect to any withdrawals pursuant to Section 3.02(b)(ii)) over (ii) the Reserve Account Required Balance as of such Payment Date (after giving effect to the release of any Timeshare Loans on such date pursuant to Section 4.07) and pay such amount, free and clear of the Lien of this Indenture and Servicing Agreement, to the indenture trustee under the related Exchange Notes Indenture, for deposit into the reserve account for such Exchange Notes.

(c) Control Account. The Issuer has established or has caused to be established and shall maintain or cause to be maintained a system of operations, accounts and instructions with respect to the Obligors and a Control Account at the Control Account Bank as described herein. Pursuant to the Control Agreement to which the Issuer (or its agent) is party, the Control Account Bank shall be instructed that prior to the occurrence of an Event of Default or Servicer Event of Default, the Servicer is authorized to effect or direct deposits and withdrawals into and out of the Control Account. The Servicer is authorized to, and the Servicer hereby agrees to, segregate collections therein and direct the Control Account Bank to initiate electronic transfer of all funds therein that relate to the Timeshare Loans owned by the Issuer to the Collection Account within two Business Days of receipt (or, if initially there is insufficient information to determine to which timeshare loan any funds relate, within two Business Days of obtaining sufficient information). Upon the occurrence of an Event of Default or Servicer Event of Default, the Indenture Trustee may, or upon the direction of the Administrative Agent or Majority Facility Investors, shall, deliver a notice of an Event of Default or Servicer Event of Default to the Agent (as defined in the Control Account Intercreditor Agreement) and request that the Agent deliver a shifting control notice to the Control Account Bank whereupon the Servicer shall no longer be authorized to give any direction to the Control Account Bank or have access of any kind to the Control Account. The Indenture Trustee is hereby irrevocably authorized and empowered following the occurrence and during the continuance of an Event of Default or Servicer Event of Default, as the Issuer’s attorney-in-fact, to endorse any item deposited in the Control Account, or presented for deposit in the Control Account or the Collection Account, requiring the endorsement of the Issuer, which authorization is coupled with an interest and is irrevocable.

(d) Hedge Collateral Account. In the event a Hedge Agreement contemplates the posting of collateral, the Indenture Trustee shall cause to be established and shall maintain an account (the “Hedge Collateral Account”) for the benefit of the Noteholders. The Hedge Collateral Account shall be an Eligible Bank Account initially established at the Corporate Trust Office of the Indenture Trustee, bearing the following designation “Marriott Vacations Worldwide Owner Trust 2011-1 – Hedge Collateral Account, Wells Fargo Bank, National Association, as Indenture Trustee for the benefit of the Noteholders”. The Indenture Trustee on behalf of the Noteholders shall possess all right, title and interest in all funds on deposit from time to time in the Hedge Collateral Account and in all proceeds thereof. The Hedge Collateral Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders as their interests appear in the Trust Estate. If, at any time, the Hedge Collateral Account ceases to be an Eligible Bank Account, the Indenture Trustee shall within two Business Days establish a new Hedge Collateral Account which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Hedge Collateral Account and from the date such new Hedge Collateral Account is established, it shall be the “Hedge Collateral Account.” Amounts on deposit in the Hedge Collateral Account shall be invested in accordance with Section 3.01 hereof and in accordance with the terms of the related Hedge Agreement and in the event of any conflict regarding eligible investments, the provisions of the related Hedge Agreement shall prevail. Deposits and withdrawals to and from the Hedge Collateral Account shall be made in accordance with the Hedge Agreements.

Section 3.03 Hedge Agreement.

(a) The Issuer shall, at all times, so long as the Notes remain unpaid, provide Hedge Agreements in accordance with the terms described below in this Section 3.03. The Hedge Agreements shall meet the following requirements (the “Hedge Requirements”):

(i) each Hedge Agreement shall either be in the form of an interest rate cap or an interest rate swap, or a combination thereof, in each case between the Issuer and a Qualified Hedge Counterparty, with an effective date on or prior to a Funding Date;

(ii) the Hedge Agreements shall provide for a notional amount at least equal to, in the aggregate, 90% of the Outstanding Note Balance as of the Initial Funding Date and such notional amount shall amortize on a monthly basis in accordance with the Hedge Amortization Schedule;

(iii) the Issuer shall, as of each Funding Date, cause the notional amount of the Hedge Agreements to be adjusted or enter into new Hedge Agreements to reflect any increase in the Outstanding Note Balance as of such Funding Date so that the adjusted notional amount of the Hedge Agreements shall on such Funding Date (after giving effect to the Increase on such date) be an amount at least equal to 90% of the Outstanding Note Balance and such notional amount shall amortize on a monthly basis in accordance with the Hedge Amortization Schedule;

(iv) the Issuer shall, on the date of any addition of Borrowing Base Loans, adjust (A) the Hedge Agreements to reflect the Required Cap Rate (in the case of a Hedge Agreement in the form of an interest rate cap) and (B) the termination date of the Hedge Agreements in accordance with the Hedge Amortization Schedule following such addition of Borrowing Base Loans;

(v) any additional premium due for the adjustments to the Hedge Agreements on any Funding Date shall be paid by the Issuer from the proceeds of the related Increase;

(vi) in the case of an interest rate swap, the Hedge Agreement shall provide for the payment on each Payment Date to the related Hedge Counterparty of interest on the notional amount thereof at a fixed rate per annum and the payment to the Indenture Trustee for deposit into the Collection Account of a floating rate per annum equal to the LIBOR Rate for each Interest Accrual Period; provided that the Issuer and the Hedge Counterparties may, subject to the related Hedge Agreements, make payments on a net basis; provided, further, that the fixed rate per annum paid to a Hedge Counterparty under an interest rate swap shall not exceed the weighted average coupon for the Borrowing Base Loans as of the last day of the related Due Period, less 8.50%;

(vii) in the case of an interest rate cap, the Hedge Agreement shall provide for the payment by the Hedge Counterparty to the Indenture Trustee for deposit into the Collection Account on each Payment Date if the LIBOR Rate is greater than the Required Cap Rate for the related Interest Accrual Period, if any;

(viii) the Hedge Agreements shall terminate on the last day that the Notes are assumed to be Outstanding based on the Hedge Amortization Schedules; and

(ix) each Hedge Agreement may permit, if the related Hedge Counterparty fails to meet the rating requirements in clause (a) of the definition of Qualified Hedge Counterparty, such related Hedge Counterparty to post collateral to secure its obligations under the related Hedge Agreement. To the extent such Hedge Agreement permits the posting of collateral, such Hedge Agreement shall require the following terms (the “Hedge Agreement Collateral Posting Requirements”):

(A) the Hedge Counterparty shall, within 5 Business Days’ of failing to meet such rating requirement, secure its obligations under the related Hedge Agreement, by posting collateral to the Indenture Trustee for deposit into the Hedge Collateral Account in an amount equal to the Hedge Collateral Amount;

(B) the Hedge Counterparty shall, at least on a weekly basis, mark-to-market the related Hedge Agreement (pursuant to the terms thereof) and post additional collateral, as necessary such that the amount on deposit in the Hedge Collateral Account is at least equal to the Hedge Collateral Amount; and;

(C) “Hedge Collateral Amount” shall be calculated using the following formula:

Max[0, MtM + Min[25 * DV01, 4% * notional amount of Hedge Agreement]

Where,

“MtM” = Mid-market value of the Hedge Agreement and

“DV01” = with respect to a Hedge Agreement and a date of determination, the estimated absolute change in the mid-market value of the Hedge Agreement that would result from a one basis point change in the relevant swap curve on such date of determination, as determined by the related Hedge Counterparty in good faith and in a commercially reasonable manner in accordance with the relevant methodology customarily used by such Hedge Counterparty.

(b) Immediately upon receipt, the Indenture Trustee shall deposit all amounts received in respect of the Hedge Agreements into the Collection Account (other than amounts in respect of the Hedge Agreement Collateral Posting Requirements, which shall be deposited into the Hedge Collateral Account). Other than amendments or modifications to effect the adjustments to the notional amount of the Hedge Agreements required by this Section 3.03, any consents, directions or approvals of amendments or modifications to a Hedge Agreement required to be given by the Indenture Trustee under the Hedge Agreement will require the direction of the Required Facility Investors.

(c) Upon notice or knowledge of any Hedge Event of Default or Termination Event, any party hereto shall provide notice to the other parties hereto and the Hedge Counterparty.

(d) The Issuer agrees that if any Hedge Counterparty ceases to be a Qualified Hedge Counterparty, unless 100% of the Purchasers agree that such Hedge Counterparty shall continue, the Issuer shall have five (5) Business Days (x) to cause such Hedge Counterparty to assign its obligations under the related Hedge Agreement to a new Qualified Hedge Counterparty (or such Hedge Counterparty shall have five (5) Business Days to again become a Qualified Hedge Counterparty) or (y) to obtain a substitute Hedge Agreement, together with the related Qualified Hedge Counterparty’s acknowledgement of the pledge by the Issuer to the Indenture Trustee of the Issuer’s rights under such Hedge Agreement.

(e) Three Business Days prior to each Funding Date and Payment Date, the Servicer, on behalf of the Issuer shall, provide to the Administrative Agent a timeshare loan data file with sufficient information so that the Administrative Agent may prepare the Hedge Amortization Schedule. The Administrative Agent shall provide the Issuer and the Servicer with the Hedge Amortization Schedule within 2 Business Days of its receipt of the data file from the Issuer.

(f) Notwithstanding anything herein to the contrary, without affecting the Issuer’s obligations under Section 3.03(d), the parties hereto agree that the Hedge Requirements do not obligate the Issuer to cause the Hedge Counterparty to terminate, assign or collateralize its Hedge Agreement as a result of such Hedge Counterparty no longer satisfying the definition of Qualified Hedge Counterparty, and, consequently, the Issuer may be party to multiple Hedge

Agreements and/or interest rate swaps or interest rate caps with counterparties which are Qualified Hedge Counterparties as well as counterparties that are not Qualified Hedge Counterparties, all collectively having an aggregate notional amount in excess of 100% of the Outstanding Note Balance.

Section 3.04 Distributions.

(a) Priority of Distributions. So long as no Acceleration Event has occurred and is continuing, to the extent of Available Funds on deposit in the Collection Account (including any Reserve Account Draw Amount deposited therein), on each Payment Date the Indenture Trustee shall, based on the Monthly Servicer Report, make the following disbursements and distributions to the following parties no later than 11:00 A.M. (New York City time), in the following order of priority:

(i) to the Indenture Trustee, the Indenture Trustee Fee, plus any accrued and unpaid Indenture Trustee Fees with respect to prior Payment Dates, and Indenture Trustee Expenses and Custodial Fees incurred and charged by the Indenture Trustee during the related Due Period; provided that payments to the Indenture Trustee as reimbursement for any expenses will be limited to $25,000 per calendar year (up to a cumulative total of $250,000) as long as no Event of Default has occurred, and the Notes have not been accelerated, or the Trust Estate sold, pursuant to this Indenture and Servicing Agreement;

(ii) to the Back-Up Servicer, the Back-Up Servicing Fee, plus any accrued and unpaid Back-Up Servicing Fees with respect to prior Payment Dates and any Transition Expenses incurred during the related Due Period (up to an aggregate cumulative total of $340,000);

(iii) on the Payment Date occurring in January of each year only, to the Owner Trustee, the Owner Trustee Fee, and on each Payment Date, expenses incurred by the Owner Trustee; provided that payments to the Owner Trustee as reimbursement for any expenses will be limited to $10,000 per calendar year (up to a cumulative total of $100,000) as long as no Event of Default has occurred, and the Notes have not been accelerated, or the Trust Estate sold, pursuant to this Indenture and Servicing Agreement;

(iv) on the Payment Date occurring in January of each year only, to the Administrator, the Administrator Fee, and on each Payment Date, expenses incurred by the Administrator; provided that payments to the Administrator as reimbursement for any expenses will be limited to $5,000 per calendar year (up to a cumulative total of $30,000 as long as no Event of Default has occurred, and the Notes have not been accelerated, or the Trust Estate sold, pursuant to this Indenture and Servicing Agreement;

(v) to the Servicer, the Servicing Fee, plus any accrued and unpaid Servicing Fees with respect to prior Payment Dates;

(vi) to each Hedge Counterparty, its Net Hedge Payment, if any;

(vii) to the Administrative Agent, the Administrative Agent Fee, plus any accrued and unpaid Administrative Agent Fees with respect to prior Payment Dates;

(viii) to the Noteholders, the Interest Distribution Amount and any unpaid Interest Distribution Amounts from prior Payment Dates;

(ix) to the Noteholders, the related Unused Fees and any NPA Costs (other than the portion thereof related to clause (iii) of the definition of Breakage and Other Costs), plus any accrued and unpaid Unused Fees and/or NPA Costs (other than the portion thereof related to clause (iii) of the definition of Breakage and Other Costs) from prior Payment Dates;

(x) on a pari passu basis (A) to the Noteholders, the Principal Distribution Amount and (B) other than if the Hedge Counterparty is the “Defaulting Party” or the sole “Affected Party” (as such terms are defined in the Hedge Agreement), to the Hedge Counterparty, the Hedge Termination Payment, if any;

(xi) to the Noteholders, any NPA Costs not paid in accordance with (ix) above;

(xii) after the occurrence and continuance of an Amortization Event, or on and after the Facility Termination Date, to the Noteholders, all remaining Available Funds until the Outstanding Note Balance is reduced to zero;

(xiii) to the Reserve Account, all remaining amounts until the amounts on deposit in the Reserve Account shall equal the Reserve Account Required Balance;

(xiv) to the Hedge Counterparty, any Hedge Termination Payment required under the Hedge Agreement and not paid in clause (x) above;

(xv) to the Indenture Trustee, Custodian and Back-Up Servicer any expenses not paid in accordance with (i) and (ii) above;

(xvi) to the Owner Trustee, any expenses not paid in accordance with (iii) above;

(xvii) to the Administrator, any expenses not paid in accordance with (iv) above; and

(xviii) to the Owner Trustee for distribution to the owners of the beneficial interests in the Issuer, any remaining Available Funds on deposit in the Collection Account.

(b) Acceleration Event. If an Acceleration Event shall have occurred and be continuing, distributions shall be made in the manner and priority set forth in Section 6.06 hereof.

Section 3.05 Reports to Noteholders.

On each Payment Date the Indenture Trustee shall account to each Noteholder (i) the portion of payments then being made which represents principal and the amount which represents interest, and shall contemporaneously advise the Issuer of all such payments, and (ii) the amounts on deposit in each Trust Account and identifying the investments included therein. The Indenture Trustee may satisfy its obligations under this Section 3.05 by making available electronically the Monthly Servicer Report to the Noteholders and the Issuer; provided, however, the Indenture Trustee shall have no obligation to provide such information described in this Section 3.05 until it has received the requisite information from the Issuer or the Servicer. On or before the 5th day prior to the final Payment Date of the Notes, the Indenture Trustee shall send notice of such Payment Date to the Noteholders. Such notice shall include a statement that if such Notes are paid in full on the final Payment Date, interest shall cease to accrue as of the day immediately preceding such final Payment Date.

The Indenture Trustee may make available to the Noteholders, via the Indenture Trustee’s Internet Website, the Monthly Servicer Report available each month and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Timeshare Loans as the Indenture Trustee may have in its possession, but only with the use of a password provided by the Indenture Trustee. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

The Indenture Trustee’s Internet Website shall be initially located at “www.CTSLink.com” or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Issuer, the Servicer and the Noteholders. In connection with providing access to the Indenture Trustee’s Internet Website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for the dissemination of information in accordance with this Indenture and Servicing Agreement.

The Indenture Trustee shall have the right to change the way Monthly Servicer Reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

Annually (and more often if required by applicable law), the Indenture Trustee shall distribute to Noteholders any Form 1099 or similar information returns required by applicable tax law to be distributed to the Noteholders. The Servicer shall prepare or cause to be prepared all such information for distribution by the Indenture Trustee to the Noteholders.

Section 3.06 Withholding Taxes. The Indenture Trustee, on behalf of the Issuer, shall comply with all requirements of the Code and applicable Treasury Regulations and applicable state and local law with respect to the withholding from any distributions made by it to any Noteholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

ARTICLE IV

THE TRUST ESTATE

Section 4.01 Conveyance of Trust Estate/ Acceptance by Indenture Trustee.

(a) The Indenture Trustee does hereby acknowledge and accept the conveyance by the Issuer of the assets constituting the Trust Estate. The Indenture Trustee shall hold the Trust Estate in trust for the benefit of the Noteholders, subject to the terms and provisions hereof. In connection with any transfer of Timeshare Loans to the Issuer, the Issuer has delivered or has caused the Seller to deliver, or will deliver or will cause the Seller to deliver, (i) to the Custodian, the Timeshare Loan Files, and (ii) to the Servicer, the Timeshare Loan Servicing Files.

(b) The Indenture Trustee shall perform its duties under this Section 4.01 and hereunder on behalf of the Trust Estate and for the benefit of the Noteholders in accordance with the terms of this Indenture and Servicing Agreement and applicable law and, in each case, taking into account its other obligations hereunder, but without regard to:

(i) any relationship that the Indenture Trustee or any Affiliate of the Indenture Trustee may have with an Obligor;

(ii) the ownership of any Note by the Indenture Trustee or any Affiliate of the Indenture Trustee;

(iii) the Indenture Trustee’s right to receive compensation for its services hereunder or with respect to any particular transaction; or

(iv) the ownership, or holding in trust for others, by the Indenture Trustee of any other assets or property.

Section 4.02 Acquisition of Timeshare Loans.

The Issuer covenants that, except as provided in Section 4.03 hereof, it shall only acquire Timeshare Loans in accordance with the provisions of the Sale Agreement and, without limiting the generality of the Granting Clause set forth herein, upon any such acquisition, such Timeshare Loans shall be deemed to be a part of the Trust Estate.

Section 4.03 Additional Timeshare Loans.

(a) Subject to the limitations and conditions specified in this Section 4.03, the Issuer may from time to time identify Additional Timeshare Loans that are Eligible Timeshare Loans to be acquired by or Granted to the Issuer on a Funding Date or Transfer Date, as applicable. Such Additional Timeshare Loans and the related assets shall be included in the Trust Estate as provided herein.

(b) The acquisition or Grant of the Additional Timeshare Loans shall be subject to the satisfaction of the following conditions:

(i) all conditions precedent in Section 2.2 of the Note Purchase Agreement related to an Increase in the Outstanding Note Balance shall have been satisfied;

(ii) the Issuer and the Servicer shall execute a Supplemental Grant substantially in the form of Exhibit C hereto;

(iii) the Purchaser Termination Date has not occurred and no Amortization Event, Potential Amortization Event, Servicer Event of Default, Potential Servicer Event of Default, Event of Default, or Potential Event of Default shall have occurred and be continuing on such Funding Date, and no Amortization Event, Potential Amortization Event, Servicer Event of Default, Potential Servicer Event of Default, Event of Default, or Potential Event of Default would occur after giving effect to the addition of the Timeshare Loans; it being understood and agreed that, provided there is no Borrowing Base Shortfall at such time and after giving effect to a Securitization Take-Out Transaction, the occurrence of any Amortization Event, Potential Amortization Event, Servicer Event of Default, Potential Servicer Event of Default, Event of Default or Potential Event of Default solely as a result of the release of Timeshare Loans hereunder in connection with a Securitization Take-Out Transaction shall not be deemed an Amortization Event, Potential Amortization Event, Servicer Event of Default, Potential Servicer Event of Default, Event of Default or Potential Event of Default for purposes of this Indenture and Servicing Agreement or any other Facility Document for a period of 3 months following such Securitization Take-Out Transaction;

(iv) on or prior to the Funding Date or Transfer Date, the Custodian shall have possession of the related Timeshare Loan Files and shall have delivered a receipt therefor in accordance with the provisions of the Custodial Agreement;

(v) the Issuer shall have taken any actions necessary or advisable to maintain the Indenture Trustee’s perfected security interest in the Trust Estate (including in such Additional Timeshare Loans) for the benefit of the Noteholders;

(vi) each Additional Timeshare Loan shall be an Eligible Timeshare Loan; and

(vii) the Issuer shall execute a Funding Date Certificate in the form of Exhibit D hereto.

Section 4.04 Grant of Security Interest; Tax Treatment.

(a) The provisions of this Indenture and Servicing Agreement shall be construed in furtherance of the Intended Tax Characterization. The conveyance by the Issuer of the Timeshare Loans to the Indenture Trustee shall not constitute and are not intended to result in an assumption by the Indenture Trustee or any Noteholder of any obligation of the Issuer or the Servicer to the Obligors, the insurers under any insurance policies, or any other Person in connection with the Timeshare Loans.

(b) It is the intention of the parties hereto that, with respect to all taxes, the Notes will be treated as indebtedness of the Issuer to the Noteholders secured by the Timeshare Loans (the “Intended Tax Characterization”). The Issuer, the Servicer, the Back-Up Servicer and the Indenture Trustee, by entering into this Indenture and Servicing Agreement, and each Noteholder by the purchase of a Note, agree to report such transactions for purposes of all taxes in a manner consistent with the Intended Tax Characterization, unless otherwise required by applicable law. If the Notes are not properly treated as indebtedness with respect to all taxes, then the parties intend (as provided in the Trust Agreement) that they shall constitute interests in a partnership for such purposes and, in that regard, agree that no election to treat the Issuer in any part as a corporation under Treasury Regulation section 301.7701-3 shall be made by any Person.

(c) The Issuer, the Servicer and the Back-Up Servicer shall take no action inconsistent with the Indenture Trustee’s interest in the Timeshare Loans and shall indicate or shall cause to be indicated in its books and records held on its behalf that each Timeshare Loan constituting the Trust Estate has been pledged to the Indenture Trustee on behalf of the Noteholders.

Section 4.05 Further Action Evidencing Grant of Security Interest.

(a) The Issuer and the Servicer each agrees that, from time to time, at its respective expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Servicer or the Indenture Trustee or the Majority Facility Investors may reasonably request, in order to perfect, protect or more fully evidence the security interest in the Timeshare Loans or to enable the Indenture Trustee to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Issuer will, without the necessity of a request and upon the request of the Servicer or the Indenture Trustee, authorize or execute, as applicable, and file (or cause to be filed) such assignments of Mortgage, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to create and maintain in the Indenture Trustee a first priority perfected security interest, at all times, in the Trust Estate, including, without limitation, recording and filing UCC-1 financing statements, amendments or continuation statements prior to the effective date of any change of the name, identity or structure or relocation of its chief executive office or its jurisdiction of formation or any change that would or could affect the perfection pursuant to any financing statement or continuation statement or assignment previously filed or make any UCC-1 or continuation statement previously filed pursuant to this Indenture and Servicing Agreement seriously misleading within the meaning of applicable provisions of the UCC (and the Issuer shall give the Indenture Trustee at least 30 Business Days prior notice of the expected occurrence of any such circumstance). The Issuer shall promptly deliver to the Indenture Trustee file-stamped copies of any such filing.

(b)(i) The Issuer hereby grants to each of the Servicer and the Indenture Trustee a power of attorney to execute and file all documents including, but not limited to assignments of Mortgage, UCC financing statements, amendments or continuation statements, on behalf of the Issuer as may be necessary or desirable to effectuate the foregoing and (ii) the Servicer hereby grants to the Indenture Trustee a power of attorney to execute and file all documents on behalf of the Servicer as may be necessary or desirable to effectuate the foregoing;

provided, however, that such grant shall not create a duty on the Indenture Trustee or the Servicer to file, prepare, record or monitor, or any responsibility for the contents or adequacy of, any such documents.

Section 4.06 Substitution and Repurchase of Timeshare Loans.

(a) Mandatory Substitution and Repurchase of Timeshare Loans for Breach of Representation or Warranty. If at any time, any party hereto obtains knowledge, discovers, or is notified by any other party hereto, that any representation or warranty of the Seller in the Sale Agreement was incorrect at the time such representation or warranty was made, then the party discovering such defect, omission, or circumstance shall promptly notify the other parties to this Indenture and Servicing Agreement, the Seller, and the Performance Guarantor. In the event any such representation or warranty of the Seller is incorrect and materially and adversely affects the value of a Timeshare Loan or the interests of the Noteholders therein, then the Issuer and the Indenture Trustee shall require the Seller, within 60 days after the date it is first notified of, or otherwise discovers such breach, to eliminate or otherwise cure in all material respects the circumstance or condition which has caused such representation or warranty to be incorrect or if the breach relates to a particular Timeshare Loan and is not cured in all material respects (such Timeshare Loan, a “Defective Timeshare Loan”), either (a) repurchase such Defective Timeshare Loan at the Repurchase Price or (b) provide one or more Qualified Substitute Timeshare Loans and pay the related Substitution Shortfall Amount, if any. The Indenture Trustee is hereby appointed attorney-in-fact, which appointment is coupled with an interest and is therefore irrevocable, to act on behalf and in the name of the Issuer to enforce the Seller’s repurchase or substitution obligations if the Seller has not complied with its repurchase or substitution obligations under the Sale Agreement within 60 days of the end of the aforementioned 60 day period.

Notwithstanding the foregoing, (A) the failure to deliver a policy of lender’s title insurance in respect of a Timeshare Loan shall not constitute a breach of representation or warranty in respect of such Timeshare Loan if (i) the Timeshare Loan File contains a commitment to issue a policy of lender’s title insurance, and (ii) if such actual policy is delivered to the Custodian not later than the 90th day following the Funding Date or the Transfer Date, as the case may be, and (B) the failure to provide evidence that a Mortgage or certificate of title has been recorded and/or stamped, as the case may be, in the appropriate recording office shall not constitute a breach of representation or warranty in respect of such Timeshare Loan if such evidence is provided not later than the 90th day following the Funding Date or the Transfer Date, as the case may be; provided, however, that if such policy of lender’s title insurance was delayed because the related original Mortgage (or a copy thereof) had not been received from the appropriate recording office by the Custodian prior to the 80th day following the Funding Date or the Transfer Date, as the case may be, then such 90-day periods in (A)(ii) and (B) shall be extended to a date 30 days after such receipt.

(b) Optional Repurchase and Substitution of Timeshare Loans. On any date, pursuant to the Sale Agreement, the Seller shall have the option, but not the obligation, to either (i) repurchase a Defaulted Timeshare Loan from the Issuer for a price equal to the Repurchase Price therefor, or (ii) substitute one or more Qualified Substitute Timeshare Loans for a Defaulted Timeshare Loan and pay the related Substitution Shortfall Amount, if any; provided, however, the aggregate Cut-Off Date Loan Balance of Defaulted Timeshare Loans that may be repurchased and of Defaulted Timeshare Loans that may be substituted pursuant to this Section 4.06(b) shall be limited on any date to 20% of the highest aggregate Loan Balance of all Timeshare Loans owned by the Issuer since the Closing Date or, if a Securitization Take-Out Transaction shall have occurred, the related Securitization Take-Out Date, less the aggregate Cut-Off Date Loan Balance of all Defaulted Timeshare Loans previously repurchased or substituted pursuant to this Section 4.06(b).

(c) Repurchase Prices and Substitution Shortfall Amounts. The Issuer and the Indenture Trustee shall direct that the Seller remit all amounts in respect of Repurchase Prices and Substitution Shortfall Amounts to the Indenture Trustee for deposit in the Collection Account. In the event that more than one Timeshare Loan is substituted pursuant to Section 4.06(a) or Section 4.06(b) hereof on any Transfer Date, the Substitution Shortfall Amounts and the Loan Balances of Qualified Substitute Timeshare Loans shall be calculated on an aggregate basis for all substitutions made on such Transfer Date.

(d) Schedule of Timeshare Loans. The Issuer shall cause the Seller to provide the Indenture Trustee on any date on which a Timeshare Loan is repurchased or substituted, with a revised Schedule of Timeshare Loans to the Sale Agreement reflecting the removal of Timeshare Loans and subjecting any Qualified Substitute Timeshare Loans to the provisions thereof.

(e) Officer’s Certificate. No substitution of a Timeshare Loan shall be effective unless the Issuer and the Indenture Trustee shall have received an Officer’s Certificate from the Seller indicating that (i) the new Timeshare Loan meets all the criteria of the definition of “Qualified Substitute Timeshare Loan”, (ii) the Timeshare Loan Files for such Qualified Substitute Timeshare Loan have been delivered to the Custodian, and (iii) the Timeshare Loan Servicing Files for such Qualified Substitute Timeshare Loan have been delivered to the Servicer.

(f) Qualified Substitute Timeshare Loans. On or prior to the related Transfer Date, the Issuer shall direct the Seller to deliver or cause the delivery of the Timeshare Loan Files of the related Qualified Substitute Timeshare Loans to the Custodian on or prior to the related Transfer Date in accordance with the provisions of this Indenture and Servicing Agreement and the Custodial Agreement.

Section 4.07 Release of Lien.

(a) Repurchase and Substitutions and Paid–in-Full Timeshare Loans. The Issuer shall be entitled to obtain a release from the Lien of this Indenture and Servicing Agreement for any Timeshare Loan repurchased or substituted pursuant to Section 4.06 hereof, (i) in the case of any repurchase, after payment of the Repurchase Price of the Timeshare Loan, or (ii) in the case of any substitution, after payment of any applicable Substitution Shortfall Amount and the delivery of the Timeshare Loan Files for the related Qualified Substitute Timeshare Loan to the Custodian. The Issuer shall be entitled to obtain a release from the Lien of the Indenture and Servicing Agreement for any Timeshare Loan which has been paid in full. In connection with this Section 4.07(a), the Indenture Trustee will execute and deliver such endorsements and assignments as are provided to it by the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased or substituted Timeshare Loan being released pursuant to this Section 4.07(a). The Servicer shall direct the Custodian to release the related Timeshare Loan Files upon receipt of a Request for Release from the Servicer, as provided for in the Custodial Agreement.

(b) Release Upon Optional Prepayments. If the Issuer exercises its right to prepay the Notes in whole or in part as provided in Section 10.01 of this Indenture and Servicing Agreement, the Issuer and the Administrative Agent shall notify the Indenture Trustee in writing of the prepayment date and the principal amount of the Notes to be prepaid on the prepayment date and the amount of interest and other amounts due and payable on such date in accordance with this Indenture and Servicing Agreement and the Note Purchase Agreement. On the prepayment date, upon receipt by the Indenture Trustee of all amounts to be paid to the Noteholders in accordance with this Indenture and Servicing Agreement and the Note Purchase Agreement as a result of such prepayment and the satisfaction of the conditions set forth in the following paragraphs, then, the Indenture Trustee shall release from the Lien of this Indenture those Timeshare Loans, all monies due or to become due with respect thereto and all collections with respect thereto from and including the last day of the Due Period immediately preceding such date of release which the Indenture Trustee is directed to release as described in the following paragraph.

The Issuer shall provide to the Indenture Trustee a list of the Timeshare Loans which are to be released, shall direct the Indenture Trustee to release such Timeshare Loans, and shall direct the Servicer to delete such Timeshare Loans from the Schedule of Timeshare Loans.

In addition to receipt by the Indenture Trustee of the principal amount of the Notes to be prepaid, the interest thereon and other amounts due and payable in connection with such prepayment and the list of the Timeshare Loans to be released, the following conditions shall be met before the Lien is released under this Section 4.07(b): (i) after giving effect to such release, no Borrowing Base Shortfall shall exist and no Amortization Event or Event of Default shall have occurred; and (ii) each of the Issuer and the Servicer shall have delivered to the Administrative Agent a certificate to the effect that the Timeshare Loans to be released from the Lien of this Indenture and Servicing Agreement were not selected in a manner involving any selection procedures materially adverse to the Noteholders and that the release of such Timeshare Loans would not reasonably be expected to cause a Potential Amortization Event, an Amortization Event, a Potential Event of Default or Event of Default; it being understood and agreed that provided there is no Borrowing Base Shortfall at such time and after giving effect to a Securitization Take-Out Transaction, the occurrence of any Amortization Event, Potential Amortization Event, Servicer Event of Default, Potential Servicer Event of Default, Event of Default or Potential Event of Default solely as a result of the release of Timeshare Loans hereunder in connection with a Securitization Take-Out Transaction shall not be deemed an Amortization Event, Potential Amortization Event, Servicer Event of Default, Potential Servicer Event of Default, Event of Default or Potential Event of Default for purposes of this Indenture and Servicing Agreement or any other Facility Document for a period of 3 months following such Securitization Take-Out Transaction.

(c) Release Upon Issuance of Exchange Notes.

(i) If the Issuer is required to issue any Exchange Notes on the Payment Date immediately succeeding a Facility Termination Date, the Issuer shall notify the Indenture Trustee in writing of the aggregate principal amount of the Notes held by Extending Noteholders to be canceled on such Payment Date. On such Payment Date, upon cancellation of the Notes held by the Extending Noteholders, the Indenture Trustee shall release from the Lien of this Indenture and Servicing Agreement, Timeshare Loans with aggregate Loan Balances at least equal to the Extending Noteholders’ Percentage of the Aggregate Loan Balance on such Payment Date, as the Indenture Trustee is directed to release as set forth in Section 4.07(c)(ii).

(ii) An independent auditor mutually agreeable to the Issuer and the Administrative Agent shall select the Timeshare Loans to be released from the Lien of this Indenture and Servicing Agreement pursuant to this Section 4.07(c) on a random basis and no selection procedures adverse to the Noteholders or to the holders of the Exchange Notes shall be employed in such selection. The Timeshare Loans selected to be released from the Lien of this Indenture pursuant to this Section 4.07(c) shall be such that the collateral for the Exchange Notes and the Collateral shall each conform to the criteria set forth in Exhibit J as of the date of the issuance of such Exchange Notes. Such independent auditor shall provide to the Indenture Trustee and the Servicer a list of the Timeshare Loans which are selected to be released, shall direct the Indenture Trustee to release such Loans, and shall direct the Servicer to delete such Timeshare Loans from the Schedule of Timeshare Loans.

(iii) The Lien on any Timeshare Loans shall not be released under this Section 4.07(c) unless (i) after giving effect to such release, the Borrowing Base shall be at least equal to the Outstanding Note Balance, (ii) the amount in the Reserve Account shall be at least equal to the Reserve Account Required Balance, (iii) none of a Potential Amortization Event, an Amortization Event, a Potential Event of Default or Event of Default shall exist or would occur as a result of such release, and (iv) each of the Issuer and the Servicer shall have delivered to the Administrative Agent a certificate to the effect that the Timeshare Loans to be released from the Lien of this Indenture and Servicing Agreement pursuant to this Section 4.07(c) were not selected in a manner involving any selection procedures adverse to the Noteholders and that the release of such Timeshare Loans would not reasonably be expected to cause a Potential Amortization Event, an Amortization Event, a Potential Event of Default or Event of Default.

(iv) Upon each release of a Timeshare Loan under this Section 4.07(c), the Indenture Trustee shall automatically and without further action release, sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, representation or warranty, all of the Indenture Trustee’s right, title and interest in and to such Timeshare Loan and the assets related thereto, all monies due or to become due with respect thereto and all collections with respect thereto from and including the last day of the Due Period immediately preceding such date of release free and clear of the Lien of this Indenture and Servicing Agreement. The Indenture Trustee shall execute such documents, releases and instruments of transfer or assignment and take such other actions as directed by the Issuer to effect the release of such Timeshare Loans and the related assets pursuant to this Section 4.07(c).

(d) Release Upon Payment in Full. At such time as the Notes have been paid in full, all amounts owing under the Note Purchase Agreement shall have been paid in full, all fees and expenses of the Indenture Trustee, the Custodian, the Servicer, the Back-Up Servicer, and the Administrative Agent have been paid in full and all other obligations relating to the Facility Documents have been paid in full, then, the Indenture Trustee shall, upon the written request of the Issuer, release all Liens and assign to the Issuer (without recourse, representation or warranty) all right, title and interest of the Indenture Trustee in and to the Trust Estate, and all proceeds thereof. The Indenture Trustee shall execute and deliver such instruments of assignment, in each case without recourse, representation or warranty, as directed by the Issuer to release the security interest of the Trustee in the Trust Estate.

Section 4.08 Appointment of Custodian.

The Indenture Trustee may appoint a Custodian to hold all of the Timeshare Loan Files as agent for the Indenture Trustee. Each Custodian shall be a depository institution supervised and regulated by a federal or state banking authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Timeshare Loan File and shall not be the Issuer or an Affiliate of the Issuer. The initial Custodian shall be Wells Fargo Bank, National Association pursuant to the terms of the Custodial Agreement. The Indenture Trustee shall not be responsible for paying the Custodial Fees or any other amounts owed to the Custodian.

Section 4.09 Sale of Timeshare Loans.

The parties hereto agree that none of the Timeshare Loans in the Trust Estate may be sold or disposed of in any manner except as expressly provided for herein.

ARTICLE V

SERVICING OF TIMESHARE LOANS

Section 5.01 Appointment of Servicer; Servicing Standard.

Subject to the terms and conditions herein, the Issuer hereby appoints MORI as the initial Servicer hereunder. The Servicer shall service and administer the Timeshare Loans and perform all of its duties hereunder in accordance with applicable law, the terms of the respective Timeshare Loans and, to the extent consistent with the foregoing, in accordance with the customary and usual procedures employed by the Servicer with respect to comparable assets that the Servicer services for itself or its Affiliates (the “Servicing Standard”).

Section 5.02 Payments on the Timeshare Loans.

(a) The Servicer shall in a manner consistent with the Credit and Collection Policy, collect all payments made under each Timeshare Loan and cause each Obligor to timely make all payments in respect of his or her Timeshare Loan to a Control Account subject to a Control Agreement.

(b) All interest earned on funds received with respect to Timeshare Loans and any Processing Charges deposited in accounts of the Servicer prior to deposit to the Collection Account pursuant to Section 5.02(d) hereof shall be deemed to be additional compensation to the Servicer for the performance of its duties and obligations hereunder.

(c) On the related Funding Date and Transfer Date, the Servicer shall deposit to the Collection Account all amounts collected and received in respect of the Timeshare Loans (other than the amounts described in (b) above) after the related Cut-Off Date.

(d) Subject to (b) above and (e) below within two Business Days of receipt, the Servicer shall segregate all collections in respect of the Timeshare Loans and shall remit (or cause the related Control Account Bank to remit) such amounts to the Collection Account. The Servicer is not required to remit any Miscellaneous Payments or Processing Charges, to the extent received, to the Collection Account.

(e) The Servicer shall net out Liquidation Expenses from any Liquidation Proceeds on Defaulted Timeshare Loans prior to deposit of the net Liquidation Proceeds into the Collection Account pursuant to Section 5.02(d) hereof. To the extent that the Servicer shall subsequently recover any portion of such Liquidation Expenses from the related Obligor, the Servicer shall deposit such amounts into the Collection Account in accordance with Section 5.02(d) hereof.

Section 5.03 Duties and Responsibilities of the Servicer.

(a) In addition to any other customary services which the Servicer may perform or may be required to perform hereunder, the Servicer shall perform or cause to be performed through sub-servicers, the following servicing and collection activities in accordance with the Servicing Standard:

(i) perform standard accounting services and general record keeping services with respect to the Timeshare Loans;

(ii) respond to telephone or written inquiries of Obligors concerning the Timeshare Loans;

(iii) keep Obligors informed of the proper place and method for making payment with respect to the Timeshare Loans;

(iv) contact Obligors to effect collection and to discourage delinquencies in the payment of amounts owed under the Timeshare Loans and doing so by any lawful means, including but not limited to (A) mailing of routine past due notices, (B) preparing and mailing collection letters, (C) contacting delinquent Obligors by telephone to encourage payment, and (D) mailing of reminder notices to delinquent Obligors;

(v) report tax information to Obligors and taxing authorities to the extent required by law;

(vi) take such other action as may be necessary or appropriate in the discretion of the Servicer for the purpose of collecting and transferring to the Indenture Trustee for deposit into the Collection Account all payments received by the Servicer or remitted to any of the Servicer’s accounts in respect of the Timeshare Loans (except as otherwise expressly provided herein), and to carry out the duties and obligations imposed upon the Servicer pursuant to the terms of this Indenture and Servicing Agreement;

(vii) remarketing Timeshare Properties and Vacation Interests;

(viii) arranging for Liquidations of Timeshare Properties and Vacation Interests related to Defaulted Timeshare Loans;

(ix) disposing of Timeshare Properties related to the Timeshare Loans whether following repossession, foreclosure or otherwise;

(x) to the extent requested by the Indenture Trustee, use reasonable best efforts to enforce the purchase and substitution obligation of the Seller under the Sale Agreement;

(xi) not modify, waive or amend the terms of any Timeshare Loan; provided, however, the Servicer may modify, waive or amend a Timeshare Loan for which a default has occurred or is imminent and such modification, amendment or waiver does not (i) materially alter the interest rate on or the principal balance of such Timeshare Loan, (ii) shorten the final maturity of, lengthen the timing of payments of either principal or interest, or any other terms of, such Timeshare Loan in any manner which would have a material adverse affect on Noteholders, (iii) adversely affect the Timeshare Property underlying such Timeshare Loan or (iv) reduce materially the likelihood that payments of interest and principal on such Timeshare Loan shall be made when due; provided, further, the Servicer may grant an extension of the final maturity of a Timeshare Loan if the Servicer, in its reasonable discretion, determines that (A) such Timeshare Loan is in default or default on such Timeshare Loan is likely to occur in the foreseeable future, and (B) the value of such Timeshare Loan will be enhanced by such extension; provided, further, that the Servicer shall not (1) grant more than one extension per calendar year with respect to a Timeshare Loan or (2) grant an extension for more than one calendar month with respect to a Timeshare Loan in any calendar year;

(xii) working with Obligors in connection with any transfer of ownership of a Timeshare Property or Vacation Interest by an Obligor to another Person, whereby the Servicer may consent to the assumption by such Person of the Timeshare

Loan related to such Timeshare Property or Vacation Interest; provided, however, in connection with any such assumption, the rate of interest borne by, the maturity date of, the principal amount of, the timing of payments of principal and interest in respect of, and all other material terms of, the related Timeshare Loan shall not be changed other than as permitted in (xi) above;

(xiii)(A) cause all the timeshare or fractional interest resorts operated by MORI (including but not limited to those under the Marriott Vacation Club, Ritz-Carlton Club and Grand Residences brands) to have property damage insurance coverage for the full replacement value thereof or, if not available on commercially reasonable terms, the maximum amount available on commercially reasonable terms, as determined in accordance with the Servicing Standard and (B) to the extent that there is any reduction in the policy limits of such coverage or the Servicer has determined, in accordance with the Servicing Standard, that such coverage is not available on commercially reasonable terms, provide written notice to the Issuer within five Business Days of such determination;

(xiv) deliver such information and data to the Back-Up Servicer as is required pursuant to Section 5.19 hereof;

(xv) on behalf of the Issuer, maintain the perfection and priority of the security interest Granted hereunder;

(xvi) observe and perform its obligations under the Control Account Intercreditor Agreement and the Control Agreement, monitor the Control Accounts and identify and segregate all funds in the Control Accounts and direct the Control Account Bank to remit all collections on the Timeshare Loans to the Collection Account; and

(xvii) on behalf of the Issuer, monitor the Hedge Agreements and to prepare such data and information as may be required by the Issuer, from time to time, to determine whether the Hedge Requirements are being satisfied.

In connection with the Servicer’s duties under (vii), (viii) and (ix) above, the Servicer will, as soon as practical, undertake such duties in the ordinary course in a manner similar and consistent with (or better than) the manner in which the Servicer sells or markets other timeshare properties or Vacation Interests it or its Affiliates owns.

To the extent that any Timeshare Property or Vacation Interest related to a Defaulted Timeshare Loan is remarketed, the Servicer agrees that it shall require that any Liquidation Proceeds be in the form of cash only.

(b) For so long as MORI or an affiliate of MORI is the on-site manager of the Resorts, the Servicer shall use commercially best efforts to maintain or cause to maintain the Resorts in good repair, working order and condition (ordinary wear and tear excepted).

(c) In the event any Lien (other than a Permitted Lien) attaches to any Timeshare Loan or related collateral from any Person claiming from and through an affiliate of

MORI which materially and adversely affects the Issuer’s interest in such Timeshare Loan, the Servicer shall, within the earlier to occur of 10 Business Days after receiving notice of such attachment or the respective lienholders’ action to foreclose on such lien, either (i) cause such Lien to be released of record, (ii) provide the Indenture Trustee with a bond in accordance with the applicable laws of the state in which the Timeshare Property is located, issued by a corporate surety acceptable to the Administrative Agent, in form reasonably acceptable to the Administrative Agent or (iii) provide the Administrative Agent with such other security as the Administrative Agent may reasonably require.

(d) The Servicer shall: (i) promptly notify the Indenture Trustee of (A) receiving notice of any claim, action or proceeding which may be reasonably expected to have a material adverse effect on the Trust Estate, or any material part thereof, and (B) any action, suit, proceeding, order or injunction of which the Servicer becomes aware after the date hereof pending or threatened against or affecting the Servicer or any Affiliate which may be reasonably expected to have a material adverse effect on the Trust Estate or the Servicer’s ability to service the same; (ii) at the request of Indenture Trustee with respect to a claim or action or proceeding which arises from or through the Servicer or one of its Affiliates, appear in and defend, at Servicer’s expense, any such claim, action or proceeding which would have a material adverse effect on the Timeshare Loans or the Servicer’s ability to service the same; and (iii) comply in all material respects, and shall cause all Affiliates to comply in all material respects, with the terms of any orders imposed on such Person by any governmental authority the failure to comply with which would have a material adverse effect on the Timeshare Loans or the Servicer’s ability to service the same.

(e) The Servicer agrees (so long as it is MORI or an Affiliate thereof) that it shall use commercially reasonable efforts to keep the reservation system for the MVC Trust (including, without limitation, all hardware, software and data in respect thereof), operational (including by virtue of necessary hardware and software updates and/or upgrades), not to dispose of the same and to allow the MVC Trust the use of, and access to, such reservation system.

(f) The Servicer shall notify the Indenture Trustee and Administrative Agent ten days prior to any material amendment or change to such portion of the Credit and Collection Policy relating to the servicing and collection process of Timeshare Loans that are eligible to be acquired by the Issuer, and shall have received written consent from the Administrative Agent (such consent to not be unreasonably withheld or delayed).

(g) The Servicer agrees (so long as it is MORI or an Affiliate thereof), that it shall, and shall cause its affiliates to perform and observe in all material respects the obligations and duties under the Marriott IP Agreement.

Section 5.04 Servicer Events of Default.

(a) A “Servicer Event of Default” means the occurrence and continuance of any of the following events:

(i)(A) failure by the Servicer to make any required payment, transfer or deposit when due hereunder and the continuance of such default for a period of three Business Days or (B) failure by the Servicer to make any required payments, transfers or deposits when due hereunder more than four (4) times;

(ii) failure by the Servicer to provide any required report within five Business Days of when such report is required to be delivered hereunder;

(iii) any failure by the Servicer to observe or perform in any material respect any covenant or agreement contained in this Indenture and Servicing Agreement or any other Facility Document which has a material adverse effect on the Noteholders;

(iv) any representation or warranty made by the Servicer in this Indenture and Servicing Agreement or any other Facility Document shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such breach is not remedied within 30 days after the earlier of (x) the Servicer first acquiring knowledge thereof, and (y) the Servicer’s receipt of written notice thereof;

(v) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) a decree or order adjudging the Servicer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Servicer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Servicer, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

(vi) the commencement by the Servicer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either to the entry of a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Servicer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Servicer’s failure to pay its debts generally as they become due, or the taking of corporate action by the Servicer in furtherance of any such action; or

(vii) for so long as MORI or an Affiliate thereof is the Servicer, the Financial Covenants are not satisfied or waived (A) in accordance with the MI Credit Facility (if prior to the Spin-Off Date or if the Spin-Off Date does not occur), (B) in accordance with the Corporate Revolver Facility (if the Spin-Off Date does occur and the

Corporate Revolver Facility is executed and is in full force and effect) or (C) by the Required Facility Investors (if the Spin-Off Date does occur but the Corporate Revolver Facility is not executed or if the Corporate Revolver Facility is executed but subsequently terminated), as the case may be;

(viii) for so long as MORI or an Affiliate thereof is the Servicer, an event of default (or any other defined term or event having similar purpose) occurs (A) if prior to the Spin-Off Date, under the MI Credit Facility or (B) if on and after the Spin-Off Date, under the Corporate Revolver Facility or under any future credit agreement similar in nature to the Corporate Revolver Facility and, in either case, the indebtedness related thereto is accelerated and not rescinded in accordance with the MI Credit Facility or Corporate Revolver Facility or other credit agreement, as the case may be;

(ix) for so long as MORI or an Affiliate thereof is the Servicer, a Change of Control shall have occurred; or

(x) for so long as MORI or an Affiliate thereof is the Servicer, either (A) on the Spin-Off Date, the Marriott IP Agreement is not in full force and effect or (B) MVW, MORI or any affiliate thereof shall have defaulted under the Marriott IP Agreement and Marriott International shall have terminated or materially restricted MVW’s, MORI’s or their affiliate’s use of the Marriott and Ritz-Carlton related trademarks and other intellectual property.

(b) If any Servicer Event of Default shall have occurred and not been waived hereunder, the Indenture Trustee may, and upon notice from the Majority Facility Investors shall, terminate, on behalf of the Noteholders, by notice in writing to the Servicer, all of the rights and obligations of the Servicer, as Servicer under this Indenture and Servicing Agreement.

(c) If any Authorized Officer of the Servicer shall have knowledge of the occurrence of a default by the Servicer hereunder, the Servicer shall promptly notify the Indenture Trustee, the Issuer, the Back-Up Servicer and the Noteholders, and shall specify in such notice the action, if any, the Servicer is taking in respect of such default. Unless consented to by the Required Facility Investors, the Issuer may not waive any Servicer Event of Default.

(d) If any Servicer Event of Default or Event of Default shall have occurred and not been waived hereunder, the Indenture Trustee may, and at the direction of the Administrative Agent, shall, direct the Creditor Agent under the Control Account Intercreditor Agreement to direct the Control Account Banks to remit all funds relating to the Timeshare Loans to the Collection Account. The Servicer shall cause to be delivered, notices to the Obligors related to the Timeshare Loans, instructing such Obligors to remit payments in respect thereof to the accounts specified by the Indenture Trustee.

Section 5.05 Accountings; Statements and Reports.

(a) Monthly Servicer Report. Not later than each Determination Date, the Servicer shall deliver to the Issuer, the Indenture Trustee (who shall make such Monthly Servicer Report available to the Noteholders), the Back-Up Servicer and the Administrative Agent a

report (the “Monthly Servicer Report”) substantially in the form approved by the Administrative Agent. The Monthly Servicer Report shall be completed with the information specified therein for the related Due Period and shall contain such other information as may be reasonably requested by the Issuer, the Indenture Trustee, the Back-Up Servicer, the Administrative Agent or the Noteholders in writing at least five Business Days prior to such Determination Date. Each such Monthly Servicer Report shall be accompanied by an Officer’s Certificate of the Servicer in the form of Exhibit F hereto, certifying the accuracy of the computations reflected in such Monthly Servicer Report.

(b) Certification as to Compliance. The Servicer shall deliver to the Issuer, the Indenture Trustee (who shall make such Officer’s Certificate available to the Noteholders), the Back-Up Servicer, the Administrative Agent an Officer’s Certificate on or before December 31 of each year commencing in 2011: (i) to the effect that a review of the activities of the Servicer during the preceding calendar year, and of its performance under this Indenture and Servicing Agreement during such period has been made under the supervision of the officers executing such Officer’s Certificate with a view to determining whether during such period the Servicer had performed and observed all of its obligations under this Indenture and Servicing Agreement, and either (A) stating that based on such review no Servicer Event of Default is known to have occurred and is continuing, or (B) if such a Servicer Event of Default is known to have occurred and is continuing, specifying such Servicer Event of Default and the nature and status thereof; and (ii) describing in reasonable detail to his knowledge any occurrence in respect of any Timeshare Loan which would be of adverse significance to a Person owning such Timeshare Loan.

(c) Annual Accountants’ Reports. On or before December 31, 2011, and on or before September 30 of each year commencing in 2012, the Servicer shall (i) cause a firm of independent public accountants (such firm to be Ernst & Young LLP or such other firm selected by the Servicer with the written consent of the Majority Facility Investors) to furnish a certificate or statement (and the Servicer shall provide a copy of such certificate or statement to the Issuer, the Owner Trustee, the Indenture Trustee, the Administrative Agent and the Noteholders), to the effect that such firm has performed certain procedures (such procedures to be approved by the Majority Facility Investors) with respect to the Servicer’s servicing controls and procedures for the previous calendar year and that, on the basis of such firms’ procedures, conducted substantially in compliance with standards established by the American Institute of Certified Public Accountants, nothing has come to the attention of such firm indicating that the Servicer has not complied with the minimum servicing standards identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America (“USAP”), except for such significant exceptions or errors that, in the opinion of such firm, it is required to report; and (ii) cause its internal auditors or any chief financial officer or treasurer after due investigation and review to furnish a certificate or statement to the Issuer, the Indenture Trustee, the Administrative Agent and the Noteholders, to the effect that such internal auditors or such chief financial officer or treasurer have (x) read this Indenture and Servicing Agreement, (y) have performed certain procedures, in accordance with USAP, with respect to the records and calculations set forth in the Monthly Servicer Reports delivered by the Servicer during the reporting period and certain specified documents and records relating to the servicing of the Timeshare Loans and the reporting requirements with respect thereto and (z) on the basis of such internal auditor’s procedures, certifies that except for such exceptions as such internal auditors shall believe immaterial and such other exceptions as shall be set forth in such statement, (A) the information set forth in such Monthly Servicer Reports was correct; and (B) the servicing and reporting requirements have been conducted in compliance with this Indenture and Servicing Agreement. In the event such independent public accountants require the Indenture Trustee to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 5.05(c), the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

(d) Report on Proceedings and Servicer Event of Default. (i) Promptly upon the Servicer’s becoming aware of any proposed or pending investigation of it by any Governmental Authority or any court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or conditions (financial or otherwise) of the Servicer and subsidiaries, as a whole, a written notice specifying the nature of such investigation or proceeding and what action the Servicer is taking or proposes to take with respect thereto and evaluating its merits, or (ii) immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Event of Default, a written notice to the Issuer, the Indenture Trustee, the Administrative Agent and the Noteholders describing its nature and period of existence and what action the Servicer is taking or proposes to take with respect thereto.

Section 5.06 Records.

The Servicer shall maintain all data for which it is responsible (including, without limitation, computerized tapes or disks) relating directly to or maintained in connection with the servicing of the Timeshare Loans (which data and records shall be clearly marked to reflect that the Timeshare Loans have been pledged to the Indenture Trustee on behalf of the Noteholders and constitute property of the Trust Estate) at the address specified in Section 13.03 hereof or, upon 15 days’ notice to the Issuer and the Indenture Trustee, at such other place where any Servicing Officer of the Servicer is located, and shall give the Issuer and the Indenture Trustee or their authorized agents access to all such information at all reasonable times, upon 72 hours’ written notice.

Section 5.07 Fidelity Bond.

The Servicer shall maintain or cause to be maintained fidelity bond with respect to the Servicer in such form and amount as is customary for institutions acting as custodian of funds in respect of timeshare loans or receivables on behalf of institutional investors. Any such fidelity bond shall be maintained in a form and amount that would meet the requirements of prudent institutional loan servicers. No provision of this Section 5.07 requiring such fidelity bond shall diminish or relieve the Servicer from its duties and obligations as set forth in this Indenture and Servicing Agreement. The Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Servicer. Upon a request of the Indenture Trustee, the Servicer shall deliver to the Indenture Trustee, a certification evidencing coverage under such fidelity bond. Any such fidelity bond shall not be canceled or modified in a materially adverse manner without ten days’ prior written notice to the Indenture Trustee.

Section 5.08 Merger or Consolidation of the Servicer.

(a) The Servicer shall promptly provide written notice to the Indenture Trustee and the Noteholders of any merger or consolidation of the Servicer. The Servicer shall keep in full effect its existence, rights and franchise as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture and Servicing Agreement or any of the Timeshare Loans and to perform its duties under this Indenture and Servicing Agreement.

(b) Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person (i) is a company whose business includes the servicing of assets similar to the Timeshare Loans and shall be authorized to transact business in the state or states in which the related Timeshare Properties it is to service are situated; (ii) is a U.S. Person, and (iii) delivers to the Indenture Trustee (A) an agreement, in form and substance reasonably satisfactory to the Indenture Trustee and the Noteholders, which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Indenture and Servicing Agreement and (B) an Opinion of Counsel as to the enforceability of such agreement.

Section 5.09 Sub-Servicing.

(a) The Servicer may enter into one or more subservicing agreements with a subservicer provided any such subservicing agreement is reasonably acceptable to the Majority Facility Investors. References herein to actions taken or to be taken by the Servicer in servicing the Timeshare Loans include actions taken or to be taken by a subservicer on behalf of the Servicer. Any subservicing agreement will be upon such terms and conditions as the Servicer may reasonably agree and as are not inconsistent with this Indenture and Servicing Agreement. The Servicer shall be solely responsible for any subservicing fees.

(b) Notwithstanding any subservicing agreement, the Servicer shall remain obligated and liable for the servicing and administering of the Timeshare Loans in accordance with this Indenture and Servicing Agreement without diminution of such obligation or liability by virtue of such subservicing agreement and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Timeshare Loans.

Section 5.10 Servicer Resignation.

The Servicer shall not resign from the duties and obligations hereby imposed on it under this Indenture and Servicing Agreement unless and until the Successor Servicer shall have assumed the responsibilities and obligations of the Servicer hereunder. Upon such resignation, the Servicer shall comply with Section 5.19(f) hereof.

Section 5.11 Fees and Expenses.

As compensation for the performance of its obligations under this Indenture and Servicing Agreement, the Servicer shall be entitled to receive on each Payment Date, from amounts on deposit in the Collection Account and in the priorities described in Section 3.04 hereof, the Servicing Fee and as additional compensation, the amounts described in Section 5.02(b) hereof. Other than Liquidation Expenses, the Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder.

Section 5.12 Access to Certain Documentation.

Upon five Business Days’ prior written notice (or without prior written notice following a Servicer Event of Default), the Servicer will, from time to time during regular business hours, as requested by the Issuer, the Indenture Trustee, the Back-Up Servicer, the Administrative Agent or any Noteholder and, prior to the occurrence of a Servicer Event of Default, at the expense of the Issuer, the Indenture Trustee or such Noteholder and upon the occurrence and continuance of a Servicer Event of Default, at the expense of the Servicer, permit the Issuer, the Indenture Trustee, the Administrative Agent or any Noteholder or its agents or representatives (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Servicer relating to the servicing of the Timeshare Loans serviced by it and (ii) to visit the offices and properties of the Servicer for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Timeshare Loans with any of the officers, employees or accountants of the Servicer having knowledge of such matters. Nothing in this Section 5.12 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 5.12.

Section 5.13 No Offset.

Prior to the termination of this Indenture and Servicing Agreement, the obligations of Servicer under this Indenture and Servicing Agreement shall not be subject to any defense, counterclaim or right of offset which the Servicer has or may have against the Issuer, the Indenture Trustee or any Noteholder, whether in respect of this Indenture and Servicing Agreement, any Timeshare Loan or otherwise.

Section 5.14 Cooperation.

The Indenture Trustee agrees to cooperate with the Servicer in connection with the Servicer’s preparation of the Monthly Servicer Report, including without limitation, providing account balances of Trust Accounts and notification of the Events of Default or Amortization Events and other information of which the Indenture Trustee has knowledge which may affect the Monthly Servicer Report.

Section 5.15 Indemnification; Third Party Claim.

The Servicer agrees to indemnify the Issuer, the Indenture Trustee, the Back-Up Servicer, the Custodian, the Administrative Agent and the Noteholders (each, an “Indemnified Party”) from and against any and all actual damages (excluding economic losses related to the collectibility of any Timeshare Loan), claims, reasonable attorneys’ fees and related costs, judgments, and any other costs, fees and expenses (collectively, “Costs”) that each may sustain because of the failure of the Servicer to service the Timeshare Loans in accordance with the Servicing Standard or otherwise perform its obligations and duties hereunder in compliance with the terms of this Indenture and Servicing Agreement, or because of any act or omission by the Servicer due to its negligence or willful misconduct in connection with its maintenance and custody of any funds, documents and records under this Indenture and Servicing Agreement, or its release thereof except as contemplated by this Indenture and Servicing Agreement, other than any Costs attributable directly to the gross negligence, bad faith or willful misconduct of an Indemnified Party. The Servicer shall immediately notify the Issuer, the Administrative Agent and the Indenture Trustee if it has knowledge or should have knowledge of a claim made by a third party with respect to the Timeshare Loans, and, if such claim relates to the servicing of the Timeshare Loans by the Servicer, assume, with the consent of the Indenture Trustee, the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it. This Section 5.15 shall survive the termination of this Indenture and Servicing Agreement or the resignation or removal of the Servicer hereunder.

Section 5.16 Limitation on Liability.

It is expressly understood and agreed by the parties hereto that MORI is executing this Indenture and Servicing Agreement solely as Servicer and MORI undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and Servicing Agreement applicable to the Servicer.

Section 5.17 Aruba Notice.

Within 45 days of any Funding Date or any Transfer Date (with respect to a Qualified Substitute Timeshare Loan), as the case may be, the Servicer shall give notice to each Obligor under a Weeks-Based Timeshare Loan with respect to any Resort in the country of Aruba that such Weeks-Based Timeshare Loan has been transferred and assigned to the Indenture Trustee, in trust, for the benefit of the Noteholders. Such notice may include any notice or notices that the Issuer’s predecessors in title to the Timeshare Loan may give to the same Obligor with respect to any transfers and assignments of the Timeshare Loan by such predecessors. Such notice shall be in the form attached hereto as Exhibit G, as the same may be amended, revised or substituted by the Indenture Trustee and the Servicer from time to time.

Section 5.18 St. Kitts.

The Servicer shall cause this Indenture and Servicing Agreement to be delivered to the Inland Revenue Department of the Federation of St. Christopher and Nevis within five Business Days of the first Funding Date on which a Timeshare Loan relating to a St. Kitts property is transferred to the Trust Estate to be stamped. Promptly upon the Indenture being stamped, the Servicer shall deliver such stamped Indenture to the Indenture Trustee.

Section 5.19 Back-Up Servicer and Successor Servicer.

(a) Subject to the terms and conditions herein, the Issuer hereby appoints Wells Fargo Bank, National Association as the initial Back-Up Servicer hereunder. The Back-Up Servicer shall perform all of its duties hereunder in accordance with applicable law, the terms of this Indenture and Servicing Agreement, the respective Timeshare Loans and, to the extent consistent with the foregoing, in accordance with the customary and usual procedures employed by the Back-Up Servicer with respect to comparable assets that the Back-Up Servicer services for itself or other Persons. The Back-Up Servicer shall be compensated for its services hereunder by the Back-Up Servicing Fee.

(b) Not later than the Determination Date preceding a Payment Date (unless otherwise requested more frequently by the Indenture Trustee), the Servicer shall prepare and deliver to the Back-Up Servicer: (i) a copy of the Monthly Servicer Report and all other reports and notices, if any, delivered to the Issuer and the Indenture Trustee (collectively, the “Monthly Reports”); and (ii) a computer file or files stored on compact disc, magnetic tape or provided electronically, prepared in accordance with the record layout for data conversion attached hereto as Exhibit I and made a part hereof (the “Tape(s)”). The Tape(s) shall contain (x) all information with respect to the Timeshare Loans as of the close of business on the last day of the Due Period necessary to store the appropriate data in the Back-Up Servicer’s system from which the Back-Up Servicer will be capable of preparing a trial balance relating to the data and (y) an initial trial balance showing balances of the Timeshare Loans as of the last Business Day corresponding to the date of the Tape(s) (the “Initial Trial Balance”). The Back-Up Servicer shall have no obligations as to the Collection Reports other than to insure that they are able to be opened and read (which it shall determine promptly upon receipt). The Servicer shall give prompt written notice to the Indenture Trustee, the Back-Up Servicer and the Initial Purchaser of any modifications in the Servicer’s servicing systems.

(c) The Back-Up Servicer shall use the Tape(s) and Initial Trial Balance to ensure that the Monthly Reports are complete on their face and the following items in such Monthly Reports have been accurately calculated, if applicable, and reported: (i) the Aggregate Loan Balance, (ii) the Outstanding Note Balance, (iii) the payments to be made pursuant to Section 3.04 hereof, (iv) the Warehouse Portfolio Default Level, (v) the Warehouse Portfolio Delinquency Level, (vi) the Securitized Portfolio Default Level and (vii) the Securitized Portfolio Delinquency Level. The Back-Up Servicer shall give written notice on or prior to the Business Day immediately preceding the related Payment Date to the Indenture Trustee and the

Administrative Agent of any discrepancies discovered pursuant to its review of the items required by this Section 5.19(c) or if any of the items in Section 5.19(b) can not be open and read.

(d) Other than the duties specifically set forth in this Indenture and Servicing Agreement, the Back-Up Servicer shall have no obligation hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Back-Up Servicer shall have no liability for any action taken or omitted to be taken by the Servicer.

(e) From and after the receipt by the Servicer of a written termination notice pursuant to Section 5.04 hereof or the resignation of the Servicer pursuant to Section 5.10 hereof, and upon written notice thereof to the Back-Up Servicer from the Indenture Trustee, all authority and power of the Servicer under this Indenture and Servicing Agreement, whether with respect to the Timeshare Loans or otherwise, shall pass to and be vested in the Back-Up Servicer, as the Successor Servicer, on the Assumption Date (as defined in Section 5.19(f) hereof).

(f) The Servicer shall perform such actions as are reasonably necessary to assist the Indenture Trustee and the Successor Servicer in such transfer of the Servicer’s duties and obligations pursuant to Section 5.19(e) hereof. The Servicer agrees that it shall promptly (and in any event no later than five Business Days subsequent to its receipt of a notice of termination pursuant to Section 5.04(b) hereof) provide the Successor Servicer (with costs being borne by the Servicer) with all documents and records (including, without limitation, those in electronic form) reasonably requested by it to enable the Successor Servicer to assume the Servicer’s duties and obligations hereunder, and shall cooperate with the Successor Servicer in effecting the assumption by the Successor Servicer of the Servicer’s obligations hereunder, including, without limitation, subject to the provisions of the Control Account, the transfer within two Business Days to the Successor Servicer for administration by it of all cash amounts which shall at the time or thereafter received by it with respect to the Timeshare Loans (provided, however, that the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Indenture and Servicing Agreement on or prior to the date of such termination). If the Servicer fails to undertake such action as is reasonably necessary to effectuate such transfer of its duties and obligations, the Indenture Trustee, or the Successor Servicer if so directed by the Indenture Trustee, is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things reasonably necessary to effect the purposes of such notice of termination. Promptly after receipt by the Successor Servicer of such documents and records, the Successor Servicer will commence the performance of such servicing duties and obligations as Successor Servicer in accordance with the terms and conditions of this Indenture and Servicing Agreement (such date, the “Assumption Date”), and from and after the Assumption Date the Successor Servicer shall receive the Servicing Fee and agrees to and shall be bound by all of the provisions of this Article V and any other provisions of this Indenture and Servicing Agreement relating to the duties and obligations of the Servicer, except as otherwise specifically provided herein.

(i) Notwithstanding anything contained in this Indenture and Servicing Agreement to the contrary, the Successor Servicer is authorized to accept and rely on all of the accounting, records (including computer records) and work of the Servicer relating to the Timeshare Loans (collectively, the “Predecessor Servicer Work Product”) without any audit or other examination thereof, and the Successor Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of the Servicer. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, “Errors”) exist in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to the Successor Servicer making or continuing any Errors (collectively, “Continued Errors”), the Successor Servicer shall have no duty, responsibility, obligation or liability for such Continued Errors; provided, however, that the Successor Servicer agrees to use its best efforts to prevent further Continued Errors. In the event that the Successor Servicer becomes aware of Errors or Continued Errors, the Successor Servicer, with the prior consent of the Indenture Trustee (acting at the direction of the Majority Facility Investors) shall use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and to prevent future Continued Errors and shall be entitled to recover its costs thereby.

(ii) The Successor Servicer shall have: (A) no liability with respect to any obligation which was required to be performed by the terminated or resigned Servicer prior to the Assumption Date or any claim of a third party based on any alleged action or inaction of the terminated or resigned Servicer, (B) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (C) no obligation to pay any taxes required to be paid by the Servicer, (D) no obligation to pay any of the fees and expenses of any other party involved in this transaction that were incurred by the prior Servicer and (E) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer including the original Servicer.

(g) In the event that Wells Fargo Bank, National Association as the initial Back-Up Servicer is terminated for any reason, or fails or is unable to act as Back-Up Servicer and/or as Successor Servicer, the Indenture Trustee may enter into a back-up servicing agreement with a back-up servicer, and may appoint a successor servicer to act under this Indenture and Servicing Agreement, in either event with the consent or at the direction of the Majority Facility Investors and on such terms and conditions as are provided herein as to the Back-Up Servicer or the Successor Servicer, as applicable.

(h) Within 30 days of its appointment as successor Servicer, Wells Fargo shall deliver to the Administrative Agent a copy of the then current Credit and Collection Policy that will be used in servicing the Timeshare Loans.

(i) The Back-Up Servicer shall, until it is appointed as successor Servicer, be entitled to the same protections afforded the Indenture Trustee in Sections 7.03 and 7.04 hereof.

ARTICLE VI

EVENTS OF DEFAULT; REMEDIES

Section 6.01 Events of Default.

“Event of Default” wherever used herein with respect to Notes, means any one of the following:

(a) (1) the default in the making of payments of Interest Distribution Amounts, Unused Fees, NPA Costs, Purchaser Fees, Administrative Agent Fees or other amounts payable by the Issuer under any Facility Document within two Business Days after the same becomes due and payable (determined irrespective of Available Funds) or (2) a failure to reduce the Outstanding Note Balance to zero at the Stated Maturity or the Mandatory Redemption Date; or

(b) a non-monetary default in the performance, or breach, of any covenant of a Marriott Entity in this Indenture and Servicing Agreement or any other Facility Document (other than a covenant dealing with a default in the performance of which or the breach of which is specifically dealt with elsewhere in this Section 6.01), the continuance of such default or breach for a period of 30 days after the earlier of (x) such Marriott Entity first acquiring knowledge therefor, and (y) such Marriott Entity’s receipt of written notice thereof from the Indenture Trustee; provided, however, that if such default or breach is in respect of the covenants contained in Section 8.04(a) and Section 8.06(a)(i) or (ii), there shall be no grace period whatsoever; or

(c) if any representation or warranty of a Marriott Entity made in this Indenture and Servicing Agreement or any other Facility Document (other than a representation or warranty which is specifically dealt with elsewhere in this Section 6.01) shall prove to be incorrect in any material respect as of the time when the same shall have been made, and, to the extent such representation or warranty is curable, such breach is not remedied within 30 days after the earlier of (x) such Marriott Entity first acquiring knowledge thereof, and (y) the Indenture Trustee’s giving written notice thereof to such Marriott Entity; or

(d) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of a Marriott Entity in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging a Marriott Entity a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of a Marriott Entity under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of a Marriott Entity, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

(e) the commencement by a Marriott Entity of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either to the entry of a decree or order for relief in respect of a Marriott Entity in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of such Marriott Entity or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or such Marriott Entity’s failure to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action; or

(f) the Issuer becoming subject to registration as an “investment company” under the Investment Company Act of 1940, as amended; or

(g)(1) the breach of a representation or warranty or covenant in any Facility Document related to the security interest of the Indenture Trustee in the Trust Estate, or (2) the impairment of the validity of any security interest of the Indenture Trustee in the Trust Estate in any material respect, except as expressly permitted hereunder, or (3) the creation of any material encumbrance on all or any portion of the Trust Estate not otherwise permitted which is not stayed or released within 10 days of the Issuer having knowledge of its creation; or

(h) any provision of any Facility Document shall at any time for any reason cease to be valid and binding on and enforceable against any Marriott Entity party thereto, or the validity or enforceability thereof shall be contested by any Marriott Entity party thereto, or a proceeding shall be commenced by any Marriott Entity seeking to establish the invalidity or unenforceability thereof or, any Marriott Entity shall deny in writing that it has any liability or obligation purported to be created under any Facility Document; or

(i) any default of the Seller of its obligation to repurchase or substitute a Timeshare Loan under the Sale Agreement within the relevant time period; or

(j) any default under the Performance Guaranty; or

(k) the failure to maintain Hedge Agreements satisfying the Hedge Requirements or any Hedge Counterparty ceases to be a Qualified Hedge Counterparty and such failure continues for five (5) Business Days; or

(l) an event of default (or any other defined term or event having similar purpose) occurs (A) if prior to the Spin-Off Date, under the MI Credit Facility or (B) if on and after the Spin-Off Date, under the Corporate Revolver Facility or under any future credit agreement similar in nature to the Corporate Revolver Facility and, in either case, the indebtedness related thereto is accelerated and not rescinded in accordance with the MI Credit Facility or Corporate Revolver Facility or other credit agreement, as the case may be; or

(m) a Change of Control shall have occurred; or

(n) the Servicer has been terminated following a Servicer Event of Default and a Successor Servicer has not been appointed or such appointment has not been accepted within 20 days of the date of termination specified in the related termination notice; or

(o) MVC Trust shall incur any indebtedness (other than trade debt in the ordinary course); or

(p) one or more judgments or decrees shall be entered against the Issuer, the Seller, MORI or the Performance Guarantor involving in the aggregate a liability (not paid or covered by insurance) of, in the case of the Issuer and the Seller, $50,000 or more, or, in the case of MORI or the Performance Guarantor, $70,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

(q) the occurrence of an event constituting a Servicer Event of Default under Section 5.04(a)(i)(B) or Section 5.04(a)(x) of this Indenture and Servicing Agreement; or

(r) the Outstanding Note Balance exceeds the Borrowing Base as of the related Payment Date and the Issuer fails on such Payment Date to either (i) pay in full an amount of principal on the Note equal to such excess or (ii) pledge additional Timeshare Loans such that the Outstanding Note Balance does not exceed the Borrowing Base.

Except as otherwise provided in clause (q) hereunder, a Servicer Event of Default shall not constitute an Event of Default hereunder.

Section 6.02 Acceleration of Maturity; Rescission and Annulment.

(a) If an Event of Default of the kind specified in Section 6.01(d) or Section 6.01(e) hereof occurs, the Notes shall automatically become due and payable at the sum of the then Outstanding Note Balances, together with all accrued and unpaid Interest Distribution Amounts and Unused Fees thereon. If an Event of Default (other than an Event of Default of the type described in the preceding sentence) occurs, the Indenture Trustee shall, upon notice from the Majority Facility Investors, declare the Notes to be immediately due and payable at the sum of the then Outstanding Note Balance, plus all accrued and unpaid Interest Distribution Amounts and Unused Fees thereon.

(b) Upon any such declaration or automatic acceleration, the then Outstanding Note Balance, together with all accrued and unpaid Interest Distribution Amounts and Unused Fees thereon shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Issuer. The Indenture Trustee shall promptly send a notice of any declaration or automatic acceleration to the Noteholders.

(c) At any time after such a declaration of acceleration has been made, or after such acceleration has automatically become effective and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided, the Required Facility Investors (other than MORI and its Affiliates) by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

(i) The amounts on deposit in the Trust Accounts and other funds from collections with respect to the Timeshare Loans in the possession of the Servicer but not yet deposited in the Trust Accounts, is a sum sufficient to pay:

(A) all principal due on the Notes which has become due otherwise than by such declaration of acceleration and interest thereon from the date when the same first became due until the date of payment or deposit at the applicable rates used to calculate the applicable Carrying Cost plus the Usage Rate,

(B) all interest due with respect to the Notes and, to the extent that payment of such interest is lawful, interest upon overdue interest from the date when the same first became due until the date of payment or deposit at the applicable rates used to calculate the applicable Carrying Cost plus the Usage Rate, and

(C) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of each of the Indenture Trustee, the Servicer and Back-Up Servicer, its agents and counsel;

and

(ii) all Events of Default with respect to the Notes, other than the non-payment of the then Outstanding Note Balance which became due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13 hereof.

(d) An automatic acceleration may be rescinded and annulled by the Required Facility Investors.

(e) Notwithstanding Section 6.02 (c) and (d) above, (i) if the Indenture Trustee has commenced making payments as described in Section 6.06 hereof, no acceleration may be rescinded or annulled and (ii) no rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 6.03 Remedies.

(a) If an Event of Default with respect to the Notes occurs and is continuing of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee shall immediately give notice to each Noteholder as set forth in Section 7.02 hereof and shall solicit such Noteholders for advice. The Indenture Trustee shall then take such action as so directed by the Majority Facility Investors subject to the provisions of this Indenture and Servicing Agreement.

(b) Following any acceleration of the Notes, the Indenture Trustee shall have all of the rights, powers and remedies with respect to the Trust Estate as are available to secured parties under the UCC or other applicable law, subject to subsection (d) below. Such rights, powers and remedies may be exercised by the Indenture Trustee in its own name as trustee of an express trust.

(c) If an Event of Default specified in Section 6.01(a) hereof occurs and is continuing, the Indenture Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuer for the sum of the Outstanding Note Balance, and interest remaining unpaid with respect to the Notes.

(d) If an Event of Default occurs and is continuing, the Indenture Trustee may in its discretion, and at the instruction of the Majority Facility Investors shall, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate judicial or other proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture and Servicing Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. The Indenture Trustee shall notify the Issuer, the Servicer and the Noteholders of any such action.

(e) If (i) the Indenture Trustee shall have received instructions within 45 days from the date notice pursuant to Section 6.03(a) hereof is first given from the Majority Facility Investors to the effect that such Persons approve of or request the liquidation of the Timeshare Loans or (ii) upon an Event of Default set forth in Section 6.01(d) or (e) hereof, the Indenture Trustee shall to the extent lawful, promptly sell, dispose of or otherwise liquidate the Timeshare Loans in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. The Indenture Trustee may obtain a prior determination from any conservator, receiver or liquidator of the Issuer that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable.

Section 6.04 Indenture Trustee May File Proofs of Claim. (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer, or any other obligor in respect of the Notes, or the property of the Issuer, or such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and any predecessor Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and any predecessor Indenture Trustee, their agents and counsel) and of the Noteholders allowed in such judicial proceeding;

(ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and

(iii) to participate as a member, voting or otherwise, of any official committee of creditors appointed in such matter;

and any custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee and to pay to the Indenture Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and any predecessor Indenture Trustee, their agents and counsel, and any other amounts due the Indenture Trustee and any predecessor Indenture Trustee under Section 7.06 hereof.

(b) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, agreement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or affecting the Timeshare Loans or the other assets constituting the Trust Estate or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

Section 6.05 Indenture Trustee May Enforce Claims Without Possession of Notes.

All rights of action and claims under this Indenture and Servicing Agreement, the Notes, the Timeshare Loans or the other assets constituting the Trust Estate may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provisions for the payment of reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and any predecessor Indenture Trustee, their agents and counsel, be for the benefit of the Noteholders in respect of which such judgment has been recovered, and distributed pursuant to the priorities contemplated by Section 3.04 hereof and Section 6.06 hereof.

Section 6.06 Application of Money Collected.

(a) Subject to the following paragraph, if the Notes have been declared, have automatically become, or otherwise become due and payable following an Event of Default (an “Acceleration Event”) and such Acceleration Event has not been rescinded or annulled, any money collected by the Indenture Trustee in respect of the Trust Estate and any other money that may be held thereafter by the Indenture Trustee as security for the Notes, including without limitation the amounts on deposit in the Reserve Account, shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of principal or interest, without presentment of any Notes:

(i)	to the Indenture Trustee, the Custodian and the Back-Up Servicer, ratably based on their respective entitlements, any amounts due and owing as of such date;

(ii)	to the Owner Trustee, any unpaid Owner Trustee Fees;

(iii)	to the Administrator, any unpaid Administrator Fees;

(iv)	to the Servicer, any unpaid Servicing Fees;

(v)	to the Administrative Agent, any unpaid Administrative Agent Fees;

(vi)	to the Noteholders, the Interest Distribution Amount

(vii)	to the Noteholders, any unpaid Unused Fees and NPA Costs (other than the portion thereof related to clause (iii) of the definition of Breakage and Other Costs);

(viii)	on a pari passu basis (A) to the Noteholders, all remaining amounts until the Outstanding Note Balance is reduced to zero and (B) other than if the Hedge counterparty is the “Defaulting Party” or the sole “Affected Party” (as such terms are defined in the Hedge Agreement), to the Hedge Counterparty, the Hedge Termination Payment, if any; and

(ix)	to the Noteholders any NPA Costs not paid in accordance with (vii) above;

(x)	to the Owner Trustee for distribution to the owners of the beneficial interests in the Issuer, any remaining amounts.

(b) Notwithstanding the occurrence and continuation of an Event of Default, prior to the occurrence of an Acceleration Event, the Noteholders shall continue to be paid in the manner and priorities described in Section 3.04 hereof.

Section 6.07 Limitation on Suits.

No Noteholder, solely by virtue of its status as Noteholder, shall have any right by virtue or by availing of any provision of this Indenture and Servicing Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture and Servicing Agreement, unless an Event of Default shall have occurred and is continuing and the Holders of Notes evidencing not less than 25% of the then Outstanding Note Balance shall have made written request upon the Indenture Trustee to institute such action, suit or proceeding in its own name as Indenture Trustee hereunder and shall have offered to the Indenture Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Indenture Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Indenture Trustee during such 60-day period by such Noteholders; it being understood and intended, and being expressly covenanted by each Noteholder with every other Noteholder and the Indenture

Trustee, that no one or more Noteholders shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture and Servicing Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Notes, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture and Servicing Agreement, except in the manner herein provided and for the benefit of all Noteholders. For the protection and enforcement of the provisions of this Section 6.07, each and every Noteholder and the Indenture Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 6.08 Unconditional Right of Noteholders to Receive Principal and Interest.

Notwithstanding any other provision in this Indenture and Servicing Agreement, other than the provisions hereof limiting the right to recover amounts due on the Notes to recoveries from the property comprising the Trust Estate, the Holder of any Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note as such payments of principal and interest become due, including on the Stated Maturity and Mandatory Redemption Date, and such right shall not be impaired without the consent of such Noteholder.

Section 6.09 Restoration of Rights and Remedies.

If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and Servicing Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Indenture Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Indenture Trustee and the Noteholders continue as though no such proceeding had been instituted.

Section 6.10 Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in Section 2.04(f) hereof, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 6.11 Delay or Omission Not Waiver.

No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 6.12 Control by Noteholders.

Except as may otherwise be provided in this Indenture and Servicing Agreement, until such time as the conditions specified in Sections 11.01(a)(i) and (ii) hereof have been satisfied in full, the Majority Facility Investors shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee, with respect to the Notes. Notwithstanding the foregoing:

(i) no such direction shall be in conflict with any rule of law or with this Indenture and Servicing Agreement;

(ii) the Indenture Trustee shall not be required to follow any such direction which the Indenture Trustee reasonably believes might result in any personal liability on the part of the Indenture Trustee for which the Indenture Trustee is not adequately indemnified; and

(iii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with any such direction; provided that the Indenture Trustee shall give notice of any such action to each Noteholder.

Section 6.13 Waiver of Events of Default.

(a) Prior to the Indenture Trustee’s acquisition of money, judgment or decree for payment, in either case for the payment of all amounts owing by the Issuer in connection with this Indenture and Servicing Agreement and the Notes issued hereunder, the Required Facility Investors have the right to waive any Event of Default, except a continuing Event of Default:

(i) in respect of the payment of the principal of or interest on any Note (which may only be waived by the Holder of such Note), or

(ii) in respect of a covenant or provision hereof which under Article 9 hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected (which only may be waived by the Holders of all Outstanding Notes affected).

(b) A copy of each waiver pursuant to Section 6.13(a) hereof shall be furnished by the Issuer to the Indenture Trustee and each Noteholder.

(c) Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture and Servicing Agreement; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

Section 6.14 Undertaking for Costs.

All parties to this Indenture and Servicing Agreement agree (and each Holder of any Note by its acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture and Servicing Agreement, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.14 shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or the Majority Facility Investors, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the maturities for such payments, including the Stated Maturity as applicable.

Section 6.15 Waiver of Stay or Extension Laws.

The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture and Servicing Agreement; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 6.16 Sale of Trust Estate.

(a) The power to effect any sale of any portion of the Trust Estate pursuant to Section 6.03 hereof shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate so allocated shall have been sold or all amounts payable on the Notes shall have been paid. The Indenture Trustee may from time to time, upon directions in accordance with Section 6.12 hereof, postpone any public sale by public announcement made at the time and place of such sale.

(b) To the extent permitted by applicable law, the Indenture Trustee shall not sell to a third party the Trust Estate, or any portion thereof except as permitted under Section 6.03(e) hereof.

(c) In connection with a sale of all or any portion of the Trust Estate:

(i) any one or more Noteholders or the Owner may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase money therefor, deliver in lieu of cash any Outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment; provided, however, that the Owner may irrevocably waive its option to bid for and purchase the property offered for sale by delivering a waiver letter to the Indenture Trustee;

(ii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance prepared by the Servicer transferring the Issuer’s interest without representation or warranty and without recourse in any portion of the Trust Estate in connection with a sale thereof;

(iii) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey the Issuer’s interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale;

(iv) no purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys; and

(v) The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate shall be commercially reasonable.

ARTICLE VII

THE INDENTURE TRUSTEE

Section 7.01 Certain Duties. (a) The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and Servicing Agreement, and no implied covenants or obligations shall be read into this Indenture and Servicing Agreement against the Indenture Trustee

(b) In the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture and Servicing Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture and Servicing Agreement, provided however, the Indenture Trustee shall not be required to verify or recalculate the contents thereof.

(c) In case an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture and Servicing Agreement, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs;

provided, however, that no provision in this Indenture and Servicing Agreement shall be construed to limit the obligations of the Indenture Trustee to provide notices under Section 7.02 hereof.

(d) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture and Servicing Agreement at the request or direction of any of the Noteholders pursuant to this Indenture and Servicing Agreement, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity (which may be in the form of written assurances) against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

(e) No provision of this Indenture and Servicing Agreement shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) this Section 7.01(e) shall not be construed to limit the effect of Section 7.01(a) and (b) hereof;

(ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it shall be proved that the Indenture Trustee shall have been negligent in ascertaining the pertinent facts; and

(iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of the requisite principal amount of the outstanding Notes, or in accordance with any written direction delivered to it under Section 6.02(a) hereof, relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture and Servicing Agreement.

(f) Whether or not therein expressly so provided, every provision of this Indenture and Servicing Agreement relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 7.01.

(g) The Indenture Trustee makes no representations or warranties with respect to the Timeshare Loans.

(h) Notwithstanding anything to the contrary herein, the Indenture Trustee is not required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 7.02 Notice of Events of Default and Amortization Events.

The Indenture Trustee shall promptly (but in any event within three Business Days) notify the Issuer, the Servicer, and the Noteholders upon a Responsible Officer obtaining actual knowledge of any event which constitutes an Amortization Event, an Event of Default or a Servicer Event of Default or would constitute an Amortization Event, an Event of Default or a Servicer Event of Default but for the requirement that notice be given or time elapse or both, provided, further, that this Section 7.02 shall not limit the obligations of the Indenture Trustee to provide notices expressly required by this Indenture and Servicing Agreement.

Section 7.03 Certain Matters Affecting the Indenture Trustee. Subject to the provisions of Section 7.01 hereof:

(a) The Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) Any request or direction of any Noteholders, the Issuer, or the Servicer mentioned herein shall be in writing;

(c) Whenever in the performance of its duties hereunder the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate or an Opinion of Counsel;

(d) The Indenture Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be deemed authorization in respect of any action taken, suffered, or omitted by it hereunder in good faith and in reliance thereon;

(e) Prior to the occurrence of an Amortization Event, an Event of Default, or a Servicer Event of Default, or after the curing of all Amortization Events, Events of Default or Servicer Events of Default which may have occurred, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper document, unless requested in writing so to do by the Majority Facility Investors; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the reasonable opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture and Servicing Agreement, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Indenture Trustee, shall be reimbursed by the Servicer upon demand;

(f) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian (which may be Affiliates of the Indenture Trustee) and the Indenture Trustee shall not be liable for any acts or omissions of such agents, attorneys or custodians appointed with due care by it hereunder; and

(g) Delivery of any reports, information and documents to the Indenture Trustee provided for herein is for informational purposes only (unless otherwise expressly stated) and the Indenture Trustee’s receipt of such shall not constitute constructive knowledge of any information contained therein or determinable from information contained therein, including the Servicer’s or the Issuer’s compliance with any of its representations, warranties or covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on Officer’s Certificates).

Section 7.04 Indenture Trustee Not Liable for Notes or Timeshare Loans. (a) The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture and Servicing Agreement or any Facility Document, the Notes (other than the authentication thereof) or of any Timeshare Loan. The Indenture Trustee shall not be accountable for the use or application by the Issuer of funds paid to the Issuer in consideration of conveyance of the Timeshare Loans to the Trust Estate.

(b) The Indenture Trustee shall have no responsibility or liability for or with respect to the validity of any security interest in any property securing a Timeshare Loan; the existence or validity of any Timeshare Loan, the validity of the assignment of any Timeshare Loan to the Trust Estate or of any intervening assignment; the review of any Timeshare Loan, any Timeshare Loan File, the completeness of any Timeshare Loan File, the receipt by the Custodian of any Timeshare Loan or Timeshare Loan File (it being understood that the Indenture Trustee has not reviewed and does not intend to review such matters); the performance or enforcement of any Timeshare Loan; the compliance by the Servicer, the Issuer or the Servicer with any covenant or the breach by the Servicer or the Issuer of any warranty or representation made hereunder or in any Facility Document or the accuracy of any such warranty or representation; the acts or omissions of the Servicer, the Servicer or any Obligor; or any action of the Servicer or the Servicer taken in the name of the Indenture Trustee.

Section 7.05 Indenture Trustee May Own Notes.

The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes with the same rights as it would have if it were not Indenture Trustee.

Section 7.06 Indenture Trustee’s Fees and Expenses.

On each Payment Date, the Indenture Trustee shall be entitled to the Indenture Trustee Fee and reimbursement of Indenture Trustee Expenses in the priority provided in Section 3.04 hereof.

Section 7.07 Eligibility Requirements for Indenture Trustee.

Other than the initial Indenture Trustee, the Indenture Trustee hereunder shall at all times (a) be a corporation, national banking association, depository institution, or trust company organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, (b) be subject to supervision or examination by federal or state authority, (c) be capable of maintaining an Eligible Bank Account, (d) have a long-term unsecured debt rating of not less than “BBB” from S&P or “Baa2” from Moody’s, and (e) shall be acceptable to the Majority Facility Investors. If such institution publishes reports of condition at least annually, pursuant to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 7.07, the combined capital and surplus of such institution shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 7.07, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 7.08 hereof.

Section 7.08 Resignation or Removal of Indenture Trustee. (a) The Indenture Trustee may at any time resign and be discharged with respect to the Notes by giving 60 days’ written notice thereof to the Servicer, the Issuer and the Noteholders. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Indenture Trustee not objected to by the Majority Facility Investors within 30 days of such notice, by written instrument, in quintuplicate, one counterpart of which instrument shall be delivered to each of the Issuer, the Servicer, the successor Indenture Trustee and the predecessor Indenture Trustee. If no successor Indenture Trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

(b) If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 7.07 hereof and shall fail to resign after written request therefor by the Issuer, or if at any time the Indenture Trustee shall be legally unable to act, fails to perform in any material respect its obligations under this Indenture and Servicing Agreement, or shall be adjudged a bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Issuer or the Majority Facility Investors may direct, and the Servicer shall follow such direction and remove the Indenture Trustee. If it removes the Indenture Trustee under the authority of the immediately preceding sentence, the Issuer shall promptly appoint a successor Indenture Trustee not objected to by the Majority Facility Investors, within 30 days after prior written notice, by written instrument, in quintuplicate, one counterpart of which instrument shall be delivered to each of the Issuer, the Servicer, the Noteholders, the successor Indenture Trustee and the predecessor Indenture Trustee.

(c) Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section 7.08 shall not become effective until acceptance of appointment by the successor Indenture Trustee as provided in Section 7.09 hereof.

Section 7.09 Successor Indenture Trustee. (a) Any successor Indenture Trustee appointed as provided in Section 7.08 hereof shall execute, acknowledge and deliver to each of the Servicer, the Issuer, the Noteholders and to its predecessor Indenture Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named a Indenture Trustee. The predecessor Indenture Trustee shall deliver or cause to be delivered to the successor Indenture Trustee or its custodian any Facility Documents and statements held by it or its custodian hereunder; and the Servicer and the Issuer and the predecessor Indenture Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for the full and certain vesting and confirmation in the successor Indenture Trustee of all such rights, powers, duties and obligations.

(b) In case of the appointment hereunder of a successor Indenture Trustee with respect to the Notes, the Issuer, the retiring Indenture Trustee and each successor Indenture Trustee with respect to the Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the retiring Indenture Trustee, and (iii) shall add to or change any of the provisions of this Indenture and Servicing Agreement as shall be necessary to provide for or facilitate the administration of the Trust Estate hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same allocated trust and that each such Indenture Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Indenture Trustee shall become effective to the extent provided therein and each such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes to which the appointment of such successor Indenture Trustee relates; but, on request of the Issuer or any successor Indenture Trustee, such retiring Indenture Trustee shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder with respect to the Notes of that or those to which the appointment of such successor Indenture Trustee relates.

Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in the preceding paragraph.

(c) No successor Indenture Trustee shall accept appointment as provided in this Section 7.09 unless at the time of such acceptance such successor Indenture Trustee shall be eligible under the provisions of Section 7.07 hereof.

(d) Upon acceptance of appointment by a successor Indenture Trustee as provided in this Section 7.09, the Servicer shall mail notice of the succession of such Indenture Trustee hereunder to each Noteholder at its address as shown in the Note Register. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor Indenture Trustee, the successor Indenture Trustee shall cause such notice to be mailed at the expense of the Issuer and the Servicer.

Section 7.10 Merger or Consolidation of Indenture Trustee.

Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 7.07 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 7.11 Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) At any time or times for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located or in which any action of the Indenture Trustee may be required to be performed or taken, the Indenture Trustee, the Servicer or the Majority Facility Investors, by an instrument in writing signed by it or them, may appoint, at the reasonable expense of the Issuer (as an Indenture Trustee Expense) and the Servicer, one or more individuals or corporations to act as separate trustee or separate trustees or co-trustee, acting jointly with the Indenture Trustee, of all or any part of the Trust Estate, to the full extent that local law makes it necessary for such separate trustee or separate trustees or co-trustee acting jointly with the Indenture Trustee to act. Notwithstanding the appointment of any separate or co-trustee, the Indenture Trustee shall remain obligated and liable for the obligations of the Indenture Trustee under this Indenture and Servicing Agreement.

(b) The Indenture Trustee and, at the request of the Indenture Trustee, the Issuer shall execute, acknowledge and deliver all such instruments as may be required by the legal requirements of any jurisdiction or by any such separate trustee or separate trustees or co-trustee for the purpose of more fully confirming such title, rights, or duties to such separate trustee or separate trustees or co-trustee. Upon the acceptance in writing of such appointment by any such separate trustee or separate trustees or co-trustee, it, he, she or they shall be vested with such title to the Trust Estate or any part thereof, and with such rights, powers, duties and obligations as shall be specified in the instrument of appointment, and such rights, powers, duties and obligations shall be conferred or imposed upon and exercised or performed by the Indenture Trustee, or the Indenture Trustee and such separate trustee or separate trustees or co-trustees jointly with the Indenture Trustee subject to all the terms of this Indenture and Servicing Agreement, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee, as the case may be. Any separate trustee or separate trustees or co-trustee may, at any time by an instrument in writing, constitute the Indenture Trustee its attorney-in-fact and agent with full power and authority to do all acts and things and to exercise all discretion on its behalf and in its name. In any case, if any such separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, the title to the Trust Estate and all assets, property, rights, power duties and obligations and duties of such separate trustee or co-trustee shall, so far as permitted by law, vest in and be exercised by the Indenture Trustee, without the appointment of a successor to such separate trustee or co-trustee unless and until a successor is appointed.

(c) All provisions of this Indenture and Servicing Agreement which are for the benefit of the Indenture Trustee shall extend to and apply to each separate trustee or co-trustee appointed pursuant to the foregoing provisions of this Section 7.11.

(d) Every additional trustee and separate trustee hereunder shall, to the extent permitted by law, be appointed and act and the Indenture Trustee shall act, subject to the following provisions and conditions: (i) all powers, duties and obligations and rights conferred upon the Indenture Trustee in respect of the receipt, custody, investment and payment of monies shall be exercised solely by the Indenture Trustee; (ii) all other rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed and exercised or performed by the Indenture Trustee and such additional trustee or trustees and separate trustee or trustees jointly except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to property in any such jurisdiction) shall be exercised and performed by such additional trustee or trustees or separate trustee or trustees; (iii) no power hereby given to, or exercisable by, any such additional trustee or separate trustee shall be exercised hereunder by such trustee except jointly with, or with the consent of, the Indenture Trustee; and (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

If at any time, the Indenture Trustee shall deem it no longer necessary or prudent in order to conform to such law, the Indenture Trustee shall execute and deliver all instruments and agreements necessary or proper to remove any additional trustee or separate trustee.

(e) Any request, approval or consent in writing by the Indenture Trustee to any additional trustee or separate trustee shall be sufficient warrant to such additional trustee or separate trustee, as the case may be, to take such action as may be so requested, approved or consented to.

(f) Notwithstanding any other provision of this Section 7.11, the powers of any additional trustee or separate trustee shall not exceed those of the Indenture Trustee hereunder.

Section 7.12 Note Registrar Rights.

So long as the Indenture Trustee is the Note Registrar, the Note Registrar shall be entitled to the rights, benefits and immunities of the Indenture Trustee as set forth in this Article VII to the same extent and as fully as though named in place of the Indenture Trustee.

Section 7.13 Authorization.

The Indenture Trustee is hereby authorized to enter into and perform each of the Facility Documents.

ARTICLE VIII

COVENANTS

Section 8.01 Payment of Principal and Interest.

The Issuer will cause the due and punctual payment of the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture and Servicing Agreement.

Section 8.02 Maintenance of Office or Agency; Chief Executive Office.

The Issuer will maintain an office or agency in the State of Delaware at the Corporate Trust Office of the Owner Trustee, where notices and demands to or upon the Issuer in respect of the Notes and this Indenture and Servicing Agreement may be served.

Section 8.03 Money for Payments to Noteholders to be Held in Trust.

(a) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Trust Accounts pursuant to Section 3.04 or Section 6.06 hereof shall be made on behalf of the Issuer by the Indenture Trustee, and no amounts so withdrawn from the Collection Account for payments of Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 8.03, in Section 3.04 hereof or Section 6.06 hereof.

(b) In making payments hereunder, the Indenture Trustee will hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

(c) Except as required by applicable law, any money held by the Indenture Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed for three years after such amount has become due and payable to the Noteholder shall be discharged from such trust and, subject to applicable escheat laws, and so long as no Event of Default has occurred and is continuing, paid to the Issuer upon request; otherwise, such amounts shall be redeposited in the Collection Account as Available Funds, and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee with respect to such trust money shall thereupon cease.

Section 8.04 Existence; Merger; Consolidation, etc.

(a) The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware, and will obtain and preserve its qualification to do business as a foreign statutory trust in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture and Servicing Agreement, the Notes or any of the Timeshare Loans.

(b) The Issuer shall at all times observe and comply in all material respects with (i) all laws applicable to it, (ii) all requirements of law in the declaration and payment of distributions, (iii) all requisite and appropriate formalities (including without limitation all appropriate authorizations required by the Trust Agreement) in the management of its business and affairs and the conduct of the transactions contemplated hereby, and (iv) the provisions of the Trust Agreement.

(c) The Issuer shall not (i) consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any other Person or (ii) commingle its assets with those of any other Person.

(d) The Issuer shall not become an “investment company” or under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term “investment company” but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 8.04(d) if it shall have obtained an order exempting it from regulation as an “investment company” so long as it is in compliance with the conditions imposed in such order.

Section 8.05 Protection of Trust Estate; Further Assurances.

The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

(i) grant more effectively the assets comprising all or any portion of the Trust Estate;

(ii) maintain or preserve the lien of this Indenture and Servicing Agreement or carry out more effectively the purposes hereof;

(iii) publish notice of, or protect the validity of, any Grant made or to be made by this Indenture and Servicing Agreement and perfect the security interest contemplated hereby in favor of the Indenture Trustee in each of the Timeshare Loans and all other property included in the Trust Estate; provided, that the Issuer shall not be required to cause the recordation of the Indenture Trustee’s name as lienholder on the related title documents for the Timeshare Properties so long as no Event of Default has occurred and is continuing;

(iv) enforce or cause the Servicer to enforce any of the Timeshare Loans in accordance with the Servicing Standard, provided, however, the Issuer will not cause the Servicer to obtain on behalf of the Indenture Trustee or the Noteholders, any Timeshare Property or to take any actions with respect to any property the result of which would adversely affect the interests of the Indenture Trustee or the Noteholders (including, but not limited to actions which would cause the Indenture Trustee or the related Noteholders to be considered a holder of title, mortgagee-in-possession, or otherwise, or an “owner” or “operator” of Timeshare Property not in compliance with applicable environmental statutes); and

(v) preserve and defend title to the Timeshare Loans (including the right to receive all payments due or to become due thereunder), the interests in the Timeshare Properties, or other property included in the Trust Estate and preserve and defend the rights of the Indenture Trustee in the Trust Estate (including the right to receive all payments due or to become due thereunder) against the claims of all Persons and parties other than as permitted hereunder.

The Issuer, upon the Issuer’s failure to do so, hereby irrevocably designates the Indenture Trustee and the Servicer, severally, its agents and attorneys-in-fact to execute any financing statement or continuation statement or assignment of Mortgage required pursuant to this Section 8.05; provided, however, that such designation shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance of the Issuer with the foregoing covenants, and provided, further, that the duty of the Indenture Trustee to execute any instrument required pursuant to this Section 8.05 shall arise only if a Responsible Officer of the Indenture Trustee has actual knowledge of any failure of the Issuer to comply with the provisions of this Section 8.05. Such financing statements may describe the Trust Estate in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as any of them may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Trust Estate granted to the Indenture Trustee herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.”

Section 8.06 Additional Covenants.

(a) The Issuer will not:

(i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture and Servicing Agreement;

(ii) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

(iii) (A) permit the validity or effectiveness of this Indenture and Servicing Agreement or any Grant hereby to be impaired, or permit the lien of this Indenture and Servicing Agreement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture and Servicing Agreement, except as may be expressly permitted hereby, (B) permit any lien, charge, security interest, mortgage or other encumbrance to be created on or to extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof other than the lien of this Indenture and Servicing Agreement, or (C) except as otherwise contemplated in this Indenture and Servicing Agreement, permit the lien of this Indenture and Servicing Agreement not to constitute a valid first priority security interest in the Trust Estate; or

(iv) take any other action or fail to take any actions which may cause the Issuer to be taxable as (A) an association pursuant to Section 7701 of the Code and the corresponding regulations, (B) a publicly traded partnership taxable as a corporation pursuant to Section 7704 of the Code and the corresponding regulations or (C) a taxable mortgage pool pursuant to Section 7701(i) of the Code and the corresponding regulations.

(b) Notice of Events of Default and Amortization Events. Within one Business Day of becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a Servicer Event of Default or an Amortization Event, the Issuer shall deliver to the Indenture Trustee a written notice describing its nature and period of existence and what action the Issuer is taking or proposes to take with respect thereto.

(c) Report on Proceedings. Promptly upon the Issuer becoming aware of: (i) any proposed or pending investigation of it by any governmental authority or agency; or (ii) any pending or proposed court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Issuer, the Issuer shall deliver to the Indenture Trustee a written notice specifying the nature of such investigation or proceeding and what action the Issuer is taking or proposes to take with respect thereto and evaluating its merits.

Section 8.07 Taxes. The Issuer shall pay all taxes when due and payable or levied against its assets, properties or income, including any property that is part of the Trust Estate, except to the extent the Issuer is contesting the same in good faith and has set aside adequate reserves in accordance with generally accepted accounting principles for the payment thereof. The Issuer shall be disregarded for federal income tax purposes.

Section 8.08 Treatment of Notes as Debt for Tax Purposes. The Issuer shall treat the Notes as indebtedness for all federal, state and local income and franchise tax purposes.

Section 8.09 Collections.

(a) The Issuer shall instruct or cause all Obligors to be instructed to:

(i) send all scheduled payments of principal or interest under the Timeshare Loans directly to Post Office Boxes for credit to the Control Account or directly to the Control Account,

(ii) make scheduled payments of principal or interest under the Timeshare Loans by way of pre-authorized debits from a deposit account of such Obligor pursuant to a PAC or from a credit card of such Obligor pursuant to a Credit Card Account from which payments under the Timeshare Loans shall be electronically transferred to the Control Account or to another account for processing and transfer into the Collection Account, or

(iii) make payment by electronic transfer of funds to the Control Account or to another account for processing and transfer into the Collection Account.

(b) In the case of funds transfers pursuant to a PAC or Credit Card Account, or other electronic means, take, or cause each of the Servicer and/or the Control Account Bank to take, all necessary and appropriate action to ensure that each such pre-authorized debit or credit card payment or transfer is credited directly to the Control Account or another account for transfer to the Collection Account.

(c) The Issuer shall hold any collections or other proceeds of the Trust Estate received directly by it in trust for the benefit of the Indenture Trustee and the Noteholders and deposit such collections into the Control Account or the Collection Account within two Business Days following the Issuer’s receipt thereof.

Section 8.10 Segregation of Collections. The Issuer (or its agent) shall with respect to the Control Account either (i) prevent the deposit into such account of any funds other than collections in respect of the Timeshare Loans or (ii) enter into an intercreditor agreement with other entities which have an interest in the amounts in the Control Account to allocate the collections with respect to the Timeshare Loans to the Issuer and transfer such amounts to the Indenture Trustee for deposit into the Collection Account; provided that, the covenant in clause (i) of this paragraph shall not be breached to the extent that funds not constituting collections in respect of the Timeshare Loans are inadvertently deposited into such Control Account and are promptly segregated and remitted to the owner thereof.

Section 8.11 Change in Payment Instructions to Obligors. The Issuer (or its agent) shall not add or terminate any bank as a Control Account Bank or make any change in the instructions to Obligors regarding payments to be made to any Control Account at a Control Account Bank, unless the Indenture Trustee and Administrative Agent shall have received (i) 30 days’ prior notice of such addition, termination or change; (ii) written confirmation from the Issuer that after the effectiveness of any such termination, there shall be at least one (1) Control Account in existence; and (iii) prior to the effective date of such addition, termination or change, (x) executed copies of the Control Agreement executed by the new Control Account Bank, the Issuer (or its agent), the Indenture Trustee (or its agent), the Servicer and other appropriate parties and (y) copies of all agreements and documents signed by either the Issuer or the Control Account Bank with respect to any new Control Account.

Section 8.12 Change in Payment Instructions to Obligors. The Servicer will not add or terminate any bank as a Control Account Bank or make any change in its instructions to Obligors regarding payments to be made to any Control Account Bank, unless the Indenture Trustee and the Administrative Agent shall have received (i) 30 Business Days’ prior notice of such addition, termination or change and (ii) prior to the effective date of such addition, termination or change, (x) fully executed copies of the new or revised Control Agreement executed by the new Control Account Bank, the Issuer (or its agent), Indenture Trustee (or its agent), the Servicer and other appropriate parties and (y) copies of all agreements and documents signed by either the Issuer or the Control Account Bank with respect to any new Control Account.

Section 8.13 Notices to Obligors. The Servicer will ensure that the Obligor of each Timeshare Loan either: (1) has been instructed, pursuant to the Servicer’s routine distribution of a periodic statement to such Obligor next succeeding: (A) the date the Loan becomes subject to the Lien of this Indenture and Servicing Agreement, or (B) the day on which a PAC ceased to apply to such Timeshare Loan, in the case of a Timeshare Loan formerly subject to a PAC, but in no event later than the then next-succeeding due date for a scheduled payment of principal or interest with respect to such Timeshare Loan, to remit payments for a Timeshare Loan thereunder to a Post Office Box for credit to the Control Account, or directly to the Control Account, in each case maintained at a Control Account Bank pursuant to the terms of a Control Agreement, (2) has entered into a PAC, pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of scheduled payments of principal or interest with respect to Timeshare Loans as they become due and payable, and the Servicer has, and has caused each of the Control Account Bank and/or the Indenture Trustee, to take all necessary and appropriate action to ensure that each such preauthorized debit is credited directly to the Control Account or the Collection Account; (3) has authorized scheduled payments of principal and interest with respect to a Timeshare Loan from a credit card of such Obligor pursuant to a Credit Card Account, and the Servicer has taken all necessary and appropriate action to ensure that each such payment is credited directly to the Control Account or another account for immediate transfer to the Collection Account; or (4) has authorized electronic transfer of payments through other electronic means, and the Servicer has taken all necessary and appropriate action to ensure that each such transfer is credited directly to the Control Account or another account for immediate transfer to the Collection Account.

Section 8.14 Segregation of Collections. The Servicer will, with respect to the Control Account, either (i) prevent the deposit into such account of any funds other than collections in respect of the Timeshare Loans or (ii) enter into an intercreditor agreement with other entities which have an interest in the amounts in the Control Account to allocate the collections with respect to the Timeshare Loans to the Issuer and transfer such amounts to the Indenture Trustee for deposit into the appropriate Collection Account; provided that, the covenant in clause (i) of this Section 8.14 shall not be breached to the extent funds not constituting collections in respect of Timeshare Loans are inadvertently deposited into such Control Account and are promptly segregated and remitted to the owner thereof.

Section 8.15 Further Instruments and Acts.

Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture and Servicing Agreement.

ARTICLE IX

SUPPLEMENTAL INDENTURES

Section 9.01 Supplemental Indentures without Consent of Noteholders.

(a) The Issuer, by an Issuer Order, and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee without the consent of any Noteholder, for any of the following purposes:

(i) to correct or amplify the description of any property at any time subject to the lien of this Indenture and Servicing Agreement, or to better assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture and Servicing Agreement; provided such action pursuant to this clause (i) shall not adversely affect the interests of the Noteholders or the Hedge Counterparty in any respect; or

(ii) to evidence and provide for the acceptance of appointment hereunder by a successor Indenture Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture and Servicing Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to the requirements of Section 7.09 and Section 7.11hereof.

(b) The Indenture Trustee shall deliver, at least five Business Days prior to the effectiveness thereof, to each Noteholder and the Hedge Counterparty a copy of any supplemental indenture entered into pursuant to this Section 9.01 hereof.

Section 9.02 Supplemental Indentures with Consent of Noteholders.

(a) With the consent of the Majority Facility Investors delivered to the Issuer and the Indenture Trustee, the Issuer, by a Issuer Order, and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture and Servicing Agreement or of modifying in any manner the rights of the Noteholders under this Indenture and Servicing Agreement; provided, that no supplemental indenture shall, without the consent of the Noteholder of each Outstanding Note affected thereby:

(i) change the Stated Maturity or Mandatory Redemption Date of any Note or the amount of principal payments or interest payments due or to become due on any Payment Date with respect to any Note, or change the priority of payment thereof as set forth herein, or reduce the principal amount thereof or the Carrying Cost, Usage Fee and Unused Fee thereon or related thereto, or change the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or modify or alter the definition of the term “Advance Rate,” or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof;

(ii) reduce the required percentage of the Outstanding Note Balance that must be represented by voting on whether to enter into any supplemental indenture or to waive compliance with certain provisions of this Indenture and Servicing Agreement or Events of Default and their consequences;

(iii) modify any of the provisions of this Section 9.02 or Section 6.13 hereof except to increase any percentage of Noteholders required for any modification or waiver or to provide that certain other provisions of this Indenture and Servicing Agreement cannot be modified or waived without the consent of the Holders of each Outstanding Note affected thereby;

(iv) modify or alter the provisions of the proviso to the definition of the term “Outstanding”; or

(v) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture and Servicing Agreement with respect to any part of the Trust Estate or terminate the lien of this Indenture and Servicing Agreement on any property at any time subject hereto or deprive any Noteholder of the security afforded by the lien of this Indenture and Servicing Agreement;

provided, no such supplemental indenture may modify or change any terms whatsoever of the Indenture that could be construed as increasing the Issuer’s or the Servicer’s discretion hereunder; provided further, that the Indenture Trustee shall not enter into any such supplemental indenture which would have an adverse effect on the Hedge Counterparty without the written consent of the Hedge Counterparty and the Indenture Trustee shall be entitled to receive and rely on an Officer’s Certificate of the Hedge Counterparty as to whether a proposed supplemental indenture will adversely affect the Hedge Counterparty.

(b) The Indenture Trustee shall promptly deliver to each Noteholder a copy of any supplemental indenture entered into pursuant to Section 9.02(a) hereof.

Section 9.03 Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture (a) pursuant to Section 9.01 hereof or (b) pursuant to Section 9.02 hereof without the consent of each holder of the Notes to the execution of the same, or the modifications thereby of the trusts created by this Indenture and Servicing Agreement, the Indenture Trustee shall be entitled to receive, and (subject to Section 7.01 hereof) shall be, fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and Servicing Agreement. The Indenture Trustee may, but shall not be obligated to, enter into any supplemental indenture which affects the Indenture Trustee’s own rights, duties, obligations, or immunities under this Indenture and Servicing Agreement or otherwise.

Section 9.04 Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture and Servicing Agreement shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture and Servicing Agreement for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.05 Reference in Notes to Supplemental Indentures.

Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. New Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

ARTICLE X

OPTIONAL PREPAYMENT AND MANDATORY REDEMPTION OF NOTES

Section 10.01 Optional Prepayment.

(a) The Issuer may prepay the Notes on any day, in whole or in part, on at least five (5) days’ prior written notice to the Administrative Agent, each Funding Agent and each Non-Conduit Committed Purchaser with a copy to the Indenture Trustee (or such lesser notice period as shall be acceptable to the Administrative Agent) (such notice a “Prepayment Notice”) in accordance with Section 2.3 of the Note Purchase Agreement, provided that (i) the Outstanding Note Balance prepaid is at least $1,000,000 (unless such lesser amount is agreed to by the Administrative Agent) and (ii) the Issuer pays to the Administrative Agent, for distribution to the Funding Agents and the Non-Conduit Committed Purchasers, on the date of prepayment, the amounts set forth on the Prepayment Notice.

(b) The applicable Prepayment Notice shall state (i) the principal amount of the Notes to be prepaid and (ii) the aggregate Loan Balance of Timeshare Loans to be released at the time of prepayment of the Notes, with aggregate Loan Balances in an amount such that, after giving effect to such release, the Outstanding Note Balance shall not exceed the Borrowing Base calculated immediately after the prepayment of the Notes.

Section 10.02 Mandatory Redemption. The Notes shall be subject to mandatory redemption in whole by the Issuer on the Mandatory Redemption Date and the entire principal amount of the Notes shall be due and payable on such Mandatory Redemption Date unless such redemption is waived in writing prior to the Mandatory Redemption Date by the Holders of 100% of the Notes which are outstanding on such Mandatory Redemption Date.

ARTICLE XI

SATISFACTION AND DISCHARGE

Section 11.01 Satisfaction and Discharge of Indenture.

(a) This Indenture and Servicing Agreement shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture and Servicing Agreement, when:

(i) either:

(A) all Notes theretofore authenticated and delivered to Noteholders (other than (1) Notes which have been destroyed, lost or stolen and which have been paid as provided in Section 2.05 hereof and (2) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 8.03(c) hereof) have been delivered to the Indenture Trustee for cancellation upon payment and discharge of the entire indebtedness on such Notes; or

(B) the final installments of principal on all such Notes not theretofore delivered to the Indenture Trustee for cancellation (1) have become due and payable, or (2) will become due and payable at their Stated Maturity, as applicable within one year, and the Issuer has irrevocably deposited or caused to be deposited with the Indenture Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity thereof upon the delivery of such Notes to the Indenture Trustee for cancellation; or

(C) in the event of a redemption pursuant to Article X, the Issuer has irrevocably deposited or caused to be deposited with the Indenture Trustee as trust funds in trust for the purpose of early repayment of the Notes, an amount sufficient to pay and discharge the entire indebtedness on such Notes upon the delivery of such Notes to the Indenture Trustee for cancellation;

(ii) the Issuer and the Servicer have paid or caused to be paid all other sums payable hereunder by the Issuer and the Servicer to the Indenture Trustee for the benefit of the Noteholders and the Indenture Trustee, including proceeds of the Timeshare Loans pursuant to Sections 3.04 or 6.06 hereof;

(iii) the funds held in trust by the Indenture Trustee pursuant to Sections 11.01(a)(i) and (ii) hereof for the purpose of paying and discharging the entire indebtedness on the Notes have been applied to such purpose and the rights of all of the Noteholders to receive payments from the Issuer have terminated;

(iv) following the completion of the actions provided in Sections 11.01(a)(i), (ii) and (iii) hereof, the Indenture Trustee has delivered to the Issuer all cash, securities and other property held by it as part of the Trust Estate; and

(v) the Issuer has delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture and Servicing Agreement have been complied with.

(b) Notwithstanding the satisfaction and discharge of this Indenture and Servicing Agreement, the obligations of the Issuer to the Indenture Trustee under Section 7.06 hereof and, if money shall have been deposited with the Indenture Trustee pursuant to Section 11.01(a)(i) hereof, the obligations of the Indenture Trustee under Section 11.02 hereof and Section 8.03(c) hereof shall survive.

Section 11.02 Application of Trust Money.

Subject to the provisions of Section 8.03(c) hereof, all money deposited with the Indenture Trustee pursuant to Sections 11.01 and 8.03 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture and Servicing Agreement, to the payment to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee.

Section 11.03 Trust Termination Date.

The Trust Estate created by this Indenture and Servicing Agreement shall be deemed to have terminated on the date that the Indenture Trustee executes and delivers to the Issuer and the Owner Trustee an instrument acknowledging satisfaction and discharge of the Indenture.

ARTICLE XII

REPRESENTATIONS AND WARRANTIES

Section 12.01 Representations and Warranties of the Issuer.

The Issuer represents and warrants to the Indenture Trustee, the Servicer and the Noteholders, as of the Closing Date and each Funding Date, as follows:

(a) Organization and Good Standing. The Issuer has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted and has the power and authority to own and convey all of its properties and to execute and deliver this Indenture and Servicing Agreement and the other Facility Documents and to perform the transactions contemplated hereby and thereby.

(b) Binding Obligation. This Indenture and Servicing Agreement and the other Facility Documents to which it is a party have each been duly executed and delivered on behalf of the Issuer and this Indenture and Servicing Agreement and each other Facility Document to which it is a party constitutes a legal, valid and binding obligation of the Issuer enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights and by general principles of equity.

(c) No Consents Required. No consent of, or other action by, and no notice to or filing with, any Governmental Authority or any other party, is required for the due execution, delivery and performance by the Issuer of this Indenture and Servicing Agreement or any of the other Facility Documents or for the perfection of or the exercise by the Indenture Trustee or the Noteholders of any of their rights or remedies thereunder which have not been duly obtained.

(d) No Violation. The consummation of the transaction contemplated by this Indenture and Servicing Agreement and the fulfillment of the terms hereof shall not conflict with, result in any material breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of trust, the trust agreement of the Issuer, or any indenture, agreement or other instrument to which the Issuer is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Indenture and Servicing Agreement).

(e) No Proceedings. There is no pending or threatened action, suit or proceeding, nor any injunction, writ, restraining order or other order of any nature against or affecting the Issuer, its officers or directors, or the property of the Issuer, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Indenture and Servicing Agreement or any of the other Facility Documents, (ii) seeking to prevent the sale and assignment of any Timeshare Loan or the consummation of any of the transactions contemplated thereby, (iii) seeking any determination or ruling that might materially and adversely affect (A) the performance by the Issuer of this Indenture and Servicing Agreement or any of the other Facility Documents or the interests of the Noteholders, (B) the validity or enforceability of this Indenture and Servicing Agreement or any of the other Facility Documents, (C) any Timeshare Loan, or (D) the Intended Tax Characterization, or (iv) asserting a claim for payment of money adverse to the Issuer or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by this Indenture and Servicing Agreement or any of the other Facility Documents.

(f) Issuer Not Insolvent. The Issuer is solvent and will not become insolvent after giving effect to the transactions contemplated by this Indenture and Servicing Agreement and each of the other Facility Documents.

(g) Notes Authorized, Executed, Authenticated, Validly Issued and Outstanding. The Notes have been duly and validly authorized, and when duly and validly executed by the Issuer and authenticated by the Indenture Trustee in accordance with the terms of this Indenture and Servicing Agreement and delivered to and paid for by each Holder as provided herein, will be validly issued and outstanding and entitled to the benefits hereof.

(h) Location of Chief Executive Office and Records. The principal place of business and chief executive office of the Issuer, and the office where the Issuer maintains all of its records is located at 6649 Westwood Boulevard, Orlando, Florida.

(i) Name. The legal name of the Issuer is as set forth in the signature page of this Indenture and Servicing Agreement and the Issuer does not have any tradenames, fictitious names, assumed names or “doing business as” names.

(j) Accuracy of Information. The representations and warranties of the Issuer in the Facility Documents are true and correct in all material respects as of the Closing Date and, except for representations and warranties expressly made as of a different date, each Funding Date and Transfer Date.

(k) Special Purpose. The Issuer shall engage in no business, and take no actions with respect to any other transaction than the transactions contemplated by the Facility Documents and will otherwise maintain its existence separate from the Seller and all other entities as provided in its organizational documents.

(l) Securities Laws. The Issuer is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(m) Representations and Warranties Regarding Security Interest and Loan Files.

(i) Payment of principal and interest on the Notes in accordance with their terms and the performance by the Issuer of all its obligations under this Indenture and Servicing Agreement are secured by the Trust Estate. The Grant contained in the “Granting Clause” of this Indenture and Servicing Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Trust Estate in favor of the Indenture Trustee, which security interest is prior to all other Liens arising under the UCC, and is enforceable as such against creditors of the Issuer, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(ii) The Timeshare Loans and the documents evidencing such Timeshare Loans constitute either “accounts”, “chattel paper”, “instruments” or “general intangibles” within the meaning of the applicable UCC.

(iii) The Issuer owns and has good and marketable title to the Trust Estate free and clear of any Lien, claim or encumbrance of any Person.

(iv) The Issuer has caused or will have caused, within ten days of the Closing Date and Funding Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Trust Estate granted to the Indenture Trustee hereunder.

(v) All original executed copies of each Obligor Note that constitute or evidence the Trust Estate have been delivered to the Custodian and the Issuer has received a Trust Receipt therefor, which acknowledges that the Custodian is holding the Obligor Notes that constitute or evidence the Trust Estate solely on behalf and for the benefit of the Indenture Trustee.

(vi) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture and Servicing Agreement, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Trust Estate. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Trust Estate other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated.

(vii) All financing statements filed or to be filed against the Issuer in favor of the Indenture Trustee in connection herewith describing the Trust Estate contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party.”

(viii) None of the Obligor Notes that constitute or evidence the Trust Estate has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

The foregoing representations and warranties in Section 12.01(m)(i) – (viii) shall remain in full force and effect and shall not be waived or amended until the Notes are paid in full or otherwise released or discharged.

(n) Eligible Timeshare Loans. Each Timeshare Loan acquired by the Issuer on a Funding Date is an Eligible Timeshare Loan and each Timeshare Loan used in the calculation of the Borrowing Base on a Funding Date or a Payment Date is an Eligible Timeshare Loan as of such Funding Date or Payment Date, as applicable.

(o) Control Account. The Issuer (or its agent) has filed or has caused to be filed a standing delivery order with the United Stated Postal Service authorizing the Control Bank to receive mail delivered to the related Post Office Box. The account number of the Control Account, together with the names, addresses, ABA numbers and names of contact persons of the Control Account Bank maintaining such Control Account and the related Post Office Boxes have been delivered to the Administrative Agent and the Indenture Trustee. From and after the Closing Date, the Indenture Trustee (or its agent) shall have a first priority perfected security interest in all of the monies, checks, instruments, depository transfers or automated clearing house electronic transfers and other items of payment and their proceeds and all monies and earnings, if any thereon, relating to the Timeshare Loans in the Control Account. The Indenture Trustee (or its agent) has control over the Control Account.

Section 12.02 Representations and Warranties of the Initial Servicer.

The initial Servicer hereby represents and warrants as of the Closing Date and each Funding Date, the following:

(a) Organization and Authority. The Servicer:

(i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

(ii) has all requisite power and authority to own and operate its properties and to conduct its business as currently conducted and as proposed to be conducted as contemplated by the Facility Documents to which it is a party, to enter into the Facility Documents to which it is a party and to perform its obligations under the Facility Documents to which it is a party; and

(iii) has made all filings and holds all material franchises, licenses, permits and registrations which are required under the laws of each jurisdiction in which the properties owned (or held under lease) by it or the nature of its activities makes such filings, franchises, licenses, permits or registrations necessary.

(b) Place of Business. The address of the principal place of business and chief executive office of the Servicer is 6649 Westwood Boulevard, Orlando, Florida 32821 and there have been no other such locations during the immediately preceding four months.

(c) Compliance with Other Instruments, etc. The Servicer is not in violation of any term of its certificate of incorporation or bylaws. The execution, delivery and performance by the Servicer of the Facility Documents to which it is a party do not and will not (i) conflict with or violate the certificate of incorporation or by-laws of the Servicer, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any of the properties or assets of the Servicer pursuant to the terms of any instrument or agreement to which the Servicer is a party or by which it is bound, or (iii) require any consent of or other action by any trustee or any creditor of, any lessor to or any investor in the Servicer.

(d) Compliance with Law. The Servicer is in compliance with all statutes, laws and ordinances and all governmental rules and regulations to which it is subject, the violation of which, either individually or in the aggregate, could materially adversely affect its business, earnings, properties or condition (financial or other). The policies and procedures set forth in the Credit and Collection Policies on the Closing Date and each Funding Date are in material compliance with all applicable statutes, laws and ordinances and all governmental rules and regulations and are consistent with the Servicing Standard. The execution, delivery and performance of the Facility Documents to which it is a party do not and will not cause the Servicer to be in violation of any law or ordinance, or any order, rule or regulation, of any federal, state, municipal or other governmental or public authority or agency.

(e) Pending Litigation or Other Proceedings. There is no pending or, to the best of the Servicer’s knowledge, threatened action, suit, proceeding or investigation before any court, administrative agency, arbitrator or governmental body against or affecting the Servicer which, if decided adversely, would materially and adversely affect (i) the condition (financial or otherwise), business or operations of the Servicer, (ii) the ability of the Servicer to perform its obligations under, or the validity or enforceability of this Indenture and Servicing Agreement or any other documents or transactions contemplated under this Indenture and Servicing Agreement, (iii) any property or title of any Obligor to any Timeshare Property or (iv) the Indenture Trustee’s ability to foreclose or otherwise enforce the Liens of the Timeshare Loans.

(f) Taxes. It has timely filed all tax returns (federal, state and local) which are required to be filed and has paid all taxes related thereto, other than those which are being contested in good faith.

(g) Transactions in Ordinary Course. The transactions contemplated by this Indenture and Servicing Agreement are in the ordinary course of business of the Servicer.

(h) [Reserved].

(i) Proceedings. The Servicer has taken all action necessary to authorize the execution and delivery by it of the Facility Documents to which it is a party and the performance of all obligations to be performed by it under the Facility Documents.

(j) Defaults. The Servicer is not in default under any material agreement, contract, instrument or indenture to which it is a party or by which it or its properties is or are bound, or with respect to any order of any court, administrative agency, arbitrator or governmental body which default would have a material adverse effect on the transactions contemplated hereunder; and to the Servicer’s knowledge, as applicable, no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body.

(k) Insolvency. The Servicer is solvent. Prior to the date hereof, the Servicer did not, and is not about to, engage in any business or transaction for which any property remaining with the Servicer would constitute an unreasonably small amount of capital. In addition, the Servicer has not incurred debts that would be beyond the Servicer’s ability to pay as such debts matured.

(l) No Consents. No prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency, is, was or will be required for the valid execution, delivery and performance by the Servicer of the Facility Documents to which it is a party. The Servicer has obtained all consents, approvals or authorizations of, made all declarations or filings with, or given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by the Servicer of its respective businesses as now conducted, other than such consents, approvals, authorizations, declarations, filings and notices which, neither individually nor in the aggregate, materially and adversely affect, or in the future will materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of the Servicer.

(m) Name. The legal name of the Servicer is as set forth in the signature page of this Indenture and Servicing Agreement and except for the trade names set forth on Exhibit H attached hereto, the Servicer does not have any tradenames, fictitious names, assumed names or “doing business as” names.

(n) Information. No document, certificate or report furnished by the Servicer, in writing, pursuant to this Indenture and Servicing Agreement or in connection with the transactions contemplated hereby, contains or will contain when furnished any untrue statement of a material fact or fails or will fail to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There are no facts relating to the Servicer as of the Closing Date or Funding Date which when taken as a whole, materially adversely affect the financial condition or assets or business of the Servicer, or which may impair the ability of the Servicer to perform its obligations under this Indenture and Servicing Agreement, which have not been disclosed herein or in the certificates and other documents furnished by or on behalf of the Servicer pursuant hereto or thereto specifically for use in connection with the transactions contemplated hereby or thereby.

Section 12.03 Representations and Warranties of the Indenture Trustee and the Back-Up Servicer.

Each of the Indenture Trustee and the Back-Up Servicer hereby represents and warrants as of the Closing Date and each Funding Date, the following:

(a) Each of the Indenture Trustee and the Back-Up Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

(b) The execution and delivery of this Indenture and Servicing Agreement and the other Facility Documents to which the Indenture Trustee or the Back-Up Servicer is a party, and the performance and compliance with the terms of this Indenture and Servicing Agreement and the other Facility Documents to which the Indenture Trustee or the Back-Up Servicer is a party by the Indenture Trustee or the Back-Up Servicer, will not violate the Indenture Trustee’s or the Back-Up Servicer’s, as applicable, organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material agreement or other material instrument to which it is a party or by which it is bound.

(c) Except to the extent that the laws of certain jurisdictions in which any part of the Trust Estate may be located require that a co-trustee or separate trustee be appointed to act with respect to such property as contemplated herein, the Indenture Trustee has the full power and authority to carry on its business as now being conducted and to enter into and consummate all transactions contemplated by this Indenture and Servicing Agreement and the other Facility Documents, has duly authorized the execution, delivery and performance of this Indenture and Servicing Agreement and the other Facility Documents to which it is a party, and has duly executed and delivered this Indenture and Servicing Agreement and the other Facility Documents to which it is a party.

(d) The Back-Up Servicer has the full power and authority to carry on its business as now being conducted and to enter into and consummate all transactions contemplated by this Indenture and Servicing Agreement and the other Facility Documents, has duly authorized the execution, delivery and performance of this Indenture and Servicing Agreement and the other Facility Documents to which it is a party, and has duly executed and delivered this Indenture and Servicing Agreement and the other Facility Documents to which it is a party.

(e) This Indenture and Servicing Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Indenture Trustee and the Back-Up Servicer, enforceable against the Indenture Trustee and the Back-Up Servicer in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and the rights of creditors of banks, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(f) Neither the Indenture Trustee nor the Back-Up Servicer is in violation of, and its execution and delivery of this Indenture and Servicing Agreement and the other Facility Documents to which either is a party and its performance and compliance with the terms of this Indenture and Servicing Agreement and the other Facility Documents to which it is a party will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Indenture Trustee’s and the Back-Up Servicer’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Indenture Trustee or the Back-Up Servicer to perform its obligations under any Facility Document to which it is a party.

(g) No litigation is pending or, to the best of the Indenture Trustee’s and the Back-Up Servicer’s knowledge, threatened against the Indenture Trustee or the Back-Up Servicer that, if determined adversely to the Indenture Trustee or the Back-Up Servicer, would prohibit the Indenture Trustee or the Back-Up Servicer from entering into any Facility Document to which it is a party or, in the Indenture Trustee’s and the Back-Up Servicer’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Indenture Trustee or the Back-Up Servicer to perform its obligations under any Facility Document to which it is a party.

(h) Any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Indenture Trustee or the Back-Up Servicer of or compliance by the Indenture Trustee or the Back-Up Servicer with the Facility Documents to which it is a party or the consummation of the transactions contemplated by the Facility Documents has been obtained and is effective.

Section 12.04 Multiple Roles.

The parties expressly acknowledge and consent to Wells Fargo Bank, National Association, acting in the multiple roles of Indenture Trustee, the Custodian, the Back-Up Servicer and the Successor Servicer. Wells Fargo Bank, National Association may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wells Fargo Bank, National Association of express duties set forth in this Indenture and Servicing Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment) and willful misconduct by Wells Fargo Bank, National Association.

ARTICLE XIII

MISCELLANEOUS

Section 13.01 Officer’s Certificate and Opinion of Counsel as to Conditions Precedent.

Upon any request or application by the Issuer to the Indenture Trustee to take any action under this Indenture and Servicing Agreement, the Issuer shall furnish to the Indenture Trustee:

(a) an Officer’s Certificate (which shall include the statements set forth in Section 13.02 hereof) stating that all conditions precedent and covenants, if any, provided for in this Indenture and Servicing Agreement relating to the proposed action have been complied with; and

(b) an Opinion of Counsel (which shall include the statements set forth in Section 13.02 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

Section 13.02 Statements Required in Certificate or Opinion.

Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture and Servicing Agreement shall include:

(a) a statement that the Person making such certificate or opinion has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him/her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Section 13.03 Notices. (a) All communications, instructions, directions and notices to the parties thereto shall be (i) in writing (which may be by facsimile transmission (or if permitted hereunder, via electronic mail), followed by delivery of original documentation within one Business Day), (ii) effective when received and (iii) delivered or mailed first class mail, postage prepaid to it at the following address:

If to the Issuer:

Marriott Vacations Worldwide Owner Trust 2011-1

c/o Wilmington Trust, National Association

1220 North Market Street, Suite 202

Wilmington, Delaware 19801

Attention: Rita Marie Ritrovato

Facsimile Number: (302) 661-2266

Telephone Number: (302) 255-4966

With a copy to:

Marriott Ownership Resorts, Inc.

6649 Westwood Boulevard

Orlando, Florida 32821

Attention: General Counsel

Facsimile Number: (407) 206-6420

Telephone Number: (407) 206-6000

And

Marriott Vacation Worldwide Corp.

6649 Westwood Boulevard

Orlando, Florida 32821

Attention: General Counsel

Facsimile Number: (407) 206-6420

Telephone Number: (407) 206-6000

And

Wilmington Trust, National Association

1220 North Market Street, Suite 202

Mail Code: MD1-WD22

Wilmington, Delaware, 19801

Attention: Dante M. Monakil, CCTS

Facsimile Number: (302) 661-2266

Telephone Number:(302) 225-4970

If to the Servicer or the Administrator:

Marriott Ownership Resorts, Inc.

6649 Westwood Boulevard

Orlando, Florida 32821

Attention: General Counsel

Facsimile Number: (407) 206-6420

Telephone Number: (407) 206-6000

With a copy to:

Marriott Vacation Worldwide Corp.

6649 Westwood Boulevard

Orlando, Florida 32821

Attention: General Counsel

Facsimile Number: (407) 206-6420

Telephone Number: (407) 206-6000

If to the Indenture Trustee and the Back-Up Servicer:

Wells Fargo Bank, National Association

MAC N9311-161

Sixth Street & Marquette Avenue

Minneapolis, Minnesota 55479

Attention: Corporate Trust

         Services/Asset-Backed Administration

Facsimile Number:(612) 667-3539

Telephone Number:(612) 667-8058

If to the Noteholders:

At the address set forth in the Note Register

or at such other address as the party may designate by notice to the other parties hereto, which shall be effective when received.

(b) All communications and notices pursuant hereto to a Noteholder shall be in writing and delivered or mailed first class mail, postage prepaid or overnight courier at the address shown in the Note Register. The Indenture Trustee agrees to deliver or mail to each Noteholder upon receipt, all notices and reports that the Indenture Trustee may receive hereunder and under any Facility Documents. Unless otherwise provided herein, the Indenture Trustee may consent to any requests received under such documents or, at its option, follow the directions of the Majority Facility Investors within 30 days after prior written notice to the Noteholders. All notices to Noteholders shall be sent simultaneously. Expenses for such communications and notices shall be borne by the Servicer.

Section 13.04 No Proceedings.

Each Noteholder, the Servicer and the Indenture Trustee hereby agrees that it will not, directly or indirectly institute, or cause to be instituted, against the Issuer or the Trust Estate any proceeding of the type referred to in Section 6.01(e) hereof so long as there shall not have elapsed one year plus one day since the last maturity of the Notes.

Section 13.05 Limitation of Liability.

(a) It is expressly understood and agreed by the parties hereto that (a) this Indenture and Servicing Agreement is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture and Servicing Agreement or any other related document. Notwithstanding the foregoing, Wilmington Trust, National Association shall not be relieved of any of its duties and obligations under the Administration Agreement or the Trust Agreement.

(b) It is expressly understood and agreed by the parties hereto that MORI is executing this Indenture and Servicing Agreement solely as Servicer and MORI undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and Servicing Agreement applicable to the Servicer.

Section 13.06 Entire Agreement.

This Indenture and Servicing Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 13.07 Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Indenture and Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Indenture and Servicing Agreement or of the Notes or the rights of the Holders thereof.

Section 13.08 Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Indenture and Servicing Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture and Servicing Agreement to be duly executed as of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE OWNER TRUST 2011-1, as Issuer

By:		WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Owner Trustee

	By:	/s/ Rita Marie Ritrovato
Name: Rita Marie Ritrovato
Title: Assistant Vice President

MARRIOTT OWNERSHIP RESORTS, INC., as Servicer

By:		/s/ Joseph J. Bramuchi
Name: Joseph J. Bramuchi
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee and Back-Up Servicer

By:		/s/ Jennifer C. Westberg
Name: Jennifer C. Westberg
Title: Vice President

2718907, Amended and Restated Indenture and Servicing Agreement

ANNEX A

Standard Definitions

Final (Amended and Restated)

Annex A

AMENDED AND RESTATED STANDARD DEFINITIONS

Rules of Construction. In these Amended and Restated Standard Definitions and with respect to the Facility Documents (as defined below), (a) the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms, (b) in any Facility Document, the words “hereof,” “herein,” “hereunder” and similar words refer to such Facility Document as a whole and not to any particular provisions of such Facility Document, (c) any subsection, Section, Article, Annex, Schedule and Exhibit references in any Facility Document are to such Facility Document unless otherwise specified, (d) the term “documents” includes any and all documents, instruments, agreements, certificates, indentures, notices and other writings, however evidenced (including electronically), (e) the term “including” is not limiting and (except to the extent specifically provided otherwise) shall mean “including (without limitation)”, (f) unless otherwise specified, in the computation of periods of time from a specified date to a later specified date, the word “from” shall mean “from and including,” the words “to” and “until” each shall mean “to but excluding,” and the word “through” shall mean “to and including”, and (g) the words “may” and “might” and similar terms used with respect to the taking of an action by any Person shall reflect that such action is optional and not required to be taken by such Person.

“Act” shall have the meaning specified in Section 1.04 of the Indenture and Servicing Agreement.

“Acceleration Event” shall have the meaning specified in Section 6.06 of the Indenture and Servicing Agreement.

“Accounting Based Consolidation Event” shall mean the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of any Conduit that are subject to the Note Purchase Agreement or any other Facility Document with all or any portion of the assets and liabilities of an Affected Entity. An Accounting Based Consolidation Event shall be deemed to occur on the date any Affected Entity shall acknowledge in writing that any such consolidation of the assets and liabilities of the related Conduit shall occur.

“Acquiring Alternate Purchaser” shall have the meaning set forth in Section 5.10(d) of the Note Purchase Agreement.

“Acquiring Non-Conduit Committed Purchaser” shall have the meaning set forth in Section 5.10(f) of the Note Purchase Agreement.

“Acquiring Purchaser” shall mean an Acquiring Purchaser Group or an Acquiring Non-Conduit Committed Purchaser.

“Acquiring Purchaser Group” shall have the meaning set forth in Section 5.10(f) of the Note Purchase Agreement.

“Additional Conduit” shall have the meaning set forth in Section 2.3(d) of the Note Purchase Agreement.

“Additional Funding Agent” shall have the meaning set forth in Section 2.3(d) of the Note Purchase Agreement.

“Additional Non-Conduit Committed Purchaser” shall have the meaning set forth in Section 2.3(d) of the Note Purchase Agreement.

“Additional Purchaser” shall mean an Additional Conduit and the Related Additional Alternate Purchasers or an Additional Non-Conduit Committed Purchaser.

“Additional Timeshare Loans” shall mean any Timeshare Loans (including Qualified Substitute Timeshare Loans) conveyed by MORI to the Seller and by the Seller to the Issuer and pledged by the Issuer to the Indenture Trustee on a Funding Date or Transfer Date, as applicable.

“Additional Timeshare Loan Supplement” shall mean, with respect to any Additional Timeshare Loans, an Additional Timeshare Loan Supplement, substantially in the form of Exhibit D to the Purchase Agreement or Sale Agreement, as applicable.

“Adjusted Commitment” shall mean on any date of determination with respect to an Alternate Purchaser for a Conduit, such Alternate Purchaser’s Commitment minus the sum of (a) the portion of the Purchaser Invested Amount with respect to the Purchaser Group of which such Conduit is a member funded by such Alternate Purchaser and (b) the portion of such Purchaser Invested Amount an interest in which was acquired by such Alternate Purchaser acting as a Liquidity Provider pursuant to a Liquidity Agreement.

“Adjusted LIBOR Rate” shall mean, with respect to any Funding Period, the sum of (A) the Applicable Percentage and (B) a rate per annum equal to the rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) obtained by dividing (i) the LIBOR Rate for such Funding Period by (ii) a percentage equal to 100% minus the reserve percentage (rounded upward to the next 1/100th of 1%) in effect on such day and applicable to the Alternate Purchaser or related Liquidity Provider for which this rate is calculated under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “eurocurrency liabilities”). The Adjusted LIBOR Rate shall be adjusted automatically as of the effective date of any change in such reserve percentage.

“Administration Agreement” shall mean that certain administration agreement, dated as of September 1, 2011, by and among the Issuer, the Indenture Trustee, the Owner Trustee and the Administrator.

“Administrative Agent” shall mean Credit Suisse AG, New York Branch, in its capacity as Administrative Agent for the Purchasers and the Funding Agents, and any successor Administrative Agent appointed pursuant to the terms of the Note Purchase Agreement.

“Administrative Agent-Related Persons” shall mean the Administrative Agent, together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and their respective Affiliates.

“Administrative Agent Fee” shall have the meaning set forth in the related Fee Letter; provided that the Administrative Agent Fee shall not be greater than 0.10% of the Facility Limit per annum.

“Administrator” shall mean Marriott Ownership Resorts, Inc., a Delaware corporation.

“Administrator Fee” shall equal $1,000 paid annually in accordance with Section 3.04 of the Indenture and Servicing Agreement.

“Advance Rate” shall mean, with respect to the Borrowing Base Loans related to a Borrowing Base Loan Group, the applicable Advance Rate specified in the chart below:

Borrowing Base Loan Group	Applicable Advance Rate
FICO 600 to 649 Loan Group	50%
FICO 650 to 699 Loan Group	76%
FICO 700 to 749 Loan Group	91%
FICO 750 Plus Loan Group	96%
Foreign Timeshare Loan Group I	68%
Foreign Timeshare Loan Group II	40%

“Adverse Claim” shall mean any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the interests created under the Indenture and Servicing Agreement in favor of the Indenture Trustee and the Noteholders.

“Affected Entity” shall mean (i) any Alternate Purchaser, (ii) any Liquidity Provider, (iii) any agent, administrator or manager of any Conduit, or (iv) any bank holding company in respect of any of the foregoing.

“Affiliate” shall mean any Person: (a) which directly or indirectly controls, or is controlled by, or is under common control with such Person; (b) which directly or indirectly beneficially owns or holds five percent (5%) or more of the voting stock of such Person; or (c) for which five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Without limiting the generality of the foregoing, for purposes of the definition of “Outstanding,” MVCO Series LLC, MORI, MVC Trust, MVCI Finance, C.V., The Ritz-Carlton Development Company, Inc., Marriott Ownership Resorts (St. Thomas), Inc., prior to the Spin-Off Date, Marriott International, Marriott Vacation Worldwide Corporation and their Affiliates shall be deemed an Affiliate of the Issuer.

“Aggregate Loan Balance” shall mean the sum of the Loan Balances for all Borrowing Base Loans.

“Alternate Purchasers” shall mean, with respect to a Conduit, each Purchaser identified as an Alternate Purchaser for such Conduit on Schedule I to the Note Purchase Agreement or in the Assignment and Assumption Agreement pursuant to which such Conduit became a party to the Note Purchase Agreement, and any permitted assignee thereof.

“Alternate Purchaser Assignment and Assumption Agreement” shall mean an Assignment and Assumption Agreement substantially in the form of Exhibit A to the Note Purchase Agreement.

“Alternate Purchaser Percentage” shall mean, with respect to any Alternate Purchaser for a Conduit, such Alternate Purchaser’s Commitment with respect to such Conduit as a percentage of the Purchaser Commitment Amount with respect to the Purchaser Group of which such Conduit is a member.

“Amortization Event” shall exist on and after a Determination Date if any of the following shall have occurred:

(a) the Warehouse Portfolio Three Month Rolling Average Delinquency Percentage is greater than 5.50%; or

(b) the Securitized Portfolio Three Month Rolling Average Delinquency Percentage is greater than 5.50%; or

(c) the Warehouse Portfolio Three Month Rolling Average Default Percentage is greater than 0.75%; or

(d) the Securitized Portfolio Three Month Rolling Average Default Percentage is greater than 0.75%; or

(e) to the extent the Aggregate Loan Balance is more than $0, the Gross Excess Spread Percentage for the related Due Period is less than 5.00%; or

(f) an Event of Default occurs; or

(g) a Servicer Event of Default occurs; or

(h) the amount on deposit in the Reserve Account is less than the Reserve Account Required Balance for any three consecutive Business Days.

Upon the first occurrence of an Amortization Event of a type described in any of clauses (a), (b), (c), (d) or (e) above, such Amortization Event shall continue until the Determination Date on which the Warehouse Portfolio Three Month Rolling Average Delinquency Percentage, Securitized Portfolio Three Month Rolling Average Delinquency Percentage, Warehouse Portfolio Three Month Rolling Average Default Percentage, Securitized Portfolio Three Month Rolling Average Default Percentage or Gross Excess Spread Percentage, as the case may be, is equal to or less than (in the case of clauses (a), (b), (c) or (d)) or equal to or greater than (in the case of clause (e)), the specified threshold. Upon the second occurrence of an Amortization Event of a type described in any of clauses (a), (b), (c), (d) or (e) above, an Amortization Event shall exist and continue until the Outstanding Note Balance has been reduced to zero.

An Amortization Event of the type described in clauses (f), (g) or (h) shall continue until the Outstanding Note Balance of the Notes has been reduced to zero.

“Anticipated Completion Date” shall mean, for a Pre-Completion Loan, the date set forth in the related Additional Timeshare Loan Supplement as specified by resort and building on which the related Unit is expected to be an Available Unit.

“Applicable Percentage” shall mean 1.50%.

“Assignment and Assumption Agreement” shall mean any Alternate Purchaser Assignment and Assumption Agreement or any Purchaser Assignment and Assumption Agreement.

“Assumption Date” shall have the meaning specified in Section 5.19(f) of the Indenture and Servicing Agreement.

“Authorized Officer” shall mean (a) with respect to any corporation, limited liability company or partnership, the Chairman of the Board, the President, any Vice President, the Secretary, the Treasurer, any Assistant Secretary, any Assistant Treasurer, Managing Member and each other officer of such corporation or limited liability company or the general partner of such partnership customarily performing functions similar to those performed by any of the above designated officers, and with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject or such officer specifically authorized in resolutions of the Board of Directors of such corporation or managing member of such limited liability company to sign agreements, instruments or other documents in connection with the Indenture and Servicing Agreement on behalf of such corporation, limited liability company or partnership, as the case may be or (b) with respect to a trust, any person meeting the criteria specified in clause (a) above with respect to the related trustee.

“Available Funds” shall mean for any Payment Date, (A) all funds on deposit in the Collection Account after making all transfers and deposits required from or by (i) the Servicer pursuant to the Indenture and Servicing Agreement, (ii) the Reserve Account pursuant to Section 3.02(b) of the Indenture and Servicing Agreement, (iii) the Seller or the Issuer pursuant to Section 4.06 of the Indenture and Servicing Agreement, (iv) the Performance Guarantor pursuant to the Performance Guaranty, and (v) a Hedge Counterparty in respect of a Hedge Agreement, less (B) amounts on deposit in the Collection Account related to collections related to any Due Periods subsequent to the Due Period related to such Payment Date.

“Available Unit” shall mean a Unit where the Unit’s construction has been completed in accordance with applicable brand standards and becomes available for occupancy by timeshare owners.

“Back-Up Servicer” shall mean Wells Fargo Bank, National Association and its permitted successors and assigns, as provided in the Indenture and Servicing Agreement.

“Back-Up Servicing Fee” shall mean for any Payment Date, an amount equal to the greater of (a) $2,500 and (b) the product of (x) one-twelfth of 0.02% and (y) the Aggregate Loan Balance as of the first day of the related Due Period.

“Bank Base Rate” shall mean, with respect to any Purchaser for any day, a rate per annum equal to the sum of (i) the Base Rate with respect to such Purchaser on such date and (ii) the Applicable Percentage.

“Base Rate” shall mean, with respect to any Purchaser for any day, a rate per annum equal to the greatest of (i) the prime rate of interest announced publicly by (x) if such Purchaser is a Non-Conduit Committed Purchaser, such Purchaser (or the Affiliate of such Purchaser that announces such rate), and (y) if such Purchaser is a member of a Purchaser Group, the Funding Agent with respect to such Purchaser Group (or the Affiliate of such Purchaser or Funding Agent, as applicable, that announces such rate) as in effect at its principal office from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by such Person), (ii) the sum of (a) 0.50% and (b) the rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by such Purchaser (or if such Purchaser is a member of a Purchaser Group, the Funding Agent with respect to such Purchaser Group) from three Federal funds brokers of recognized standing selected by it and (iii) the sum of (x) 1.00% and (b) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBOR01 Page (or any successor page or such other page or service as such Purchaser shall determine in its sole discretion) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 A.M. (London time) on such date (or if such day is not a London Business Day, on the next preceding London Business Day) for a term of one month, or, if more than one rate is specified on the applicable page or screen, the arithmetic mean of all such rates. Notwithstanding any of the foregoing to the contrary, solely for the purposes of Sections 2.8(c) and 2.8(d) of the Note Purchase Agreement, “Base Rate” shall mean the greater of the rates described in clause (i) and clause (ii) of the preceding sentence.

“Bankruptcy Code” shall mean the federal Bankruptcy Code, as amended (Title 11 of the United States Code).

“Beneficial Interest” shall mean the beneficial interests in the MVC Trust owned by an Obligor.

“Benefit Plan” shall mean an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA or any other “plan” as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code or any entity whose underlying assets include plan assets by reason of an employee benefit plan’s or plan’s investment in such entity or any plan that is subject to any substantially similar provision of federal, state or local law.

“Borrowing Base” means for any date of determination, the lesser of:

(x) the sum of the products of (i) the aggregate Loan Balance of each Borrowing Base Loan Group minus its related Excluded Loan Group Balance and (ii) the applicable Advance Rate; and

(y) the sum of the products of (i) the aggregate Loan Balance of each Borrowing Base Loan Group minus its related Excluded Loan Group Balance and (ii) 85%.

For purposes of calculating the Borrowing Base on a Funding Date, the aggregate Loan Balance of a Borrowing Base Loan Group, the Aggregate Loan Balance and Excluded Loan Balance shall be measured as of the last day of the Due Period related to the immediately preceding Payment Date (or, with respect to the Additional Timeshare Loans conveyed on such Funding Date or Timeshare Loans conveyed during the same Due Period, the related Cut-off Date). For purposes of calculating the Borrowing Base with respect to any Determination Date, the aggregate Loan Balance of a Borrowing Base Loan Group, the Aggregate Loan Balance and Excluded Loan Balance shall be measured as of the end of the related Due Period (or, with respect to the Additional Timeshare Loans conveyed on such Funding Date or Timeshare Loans conveyed during the same Due Period, the related Cut-off Date). All Defaulted Timeshare Loans, Delinquent Timeshare Loans and Defective Timeshare Loans shall be deemed to have a Loan Balance of zero ($0) for purposes of this definition.

“Borrowing Base Loan Group” means any of the Foreign Timeshare Loan Group I, Foreign Timeshare Loan Group II, FICO 600 to 649 Loan Group, FICO 650 to 699 Loan Group, FICO 700 to 749 Loan Group and FICO 750 Plus Loan Group.

“Borrowing Base Loans” shall mean, as of any date of determination, all Timeshare Loans that are Eligible Timeshare Loans on such date and owned directly by the Issuer and pledged to the Indenture Trustee pursuant to the Indenture and Servicing Agreement or a Supplemental Grant.

“Borrowing Base Shortfall” means on as of any date of determination, the amount, if any, by which the Outstanding Note Balance (without giving effect to any Increase on such date) exceeds the Borrowing Base on such date (without giving effect to any pledge of Additional Timeshare Loans to the Indenture Trustee on such date).

“Borrowing Notice” shall mean the notice presented by the Issuer to the Administrative Agent, each Funding Agent, each Non-Conduit Committed Purchaser, the Servicer and the Indenture Trustee to request the initial advance on the Initial Funding Date or thereafter, an Increase, in the form attached as Exhibit D to the Note Purchase Agreement.

“Breakage and Other Costs” shall mean any and all amounts owing by the Issuer to any Purchaser or Funding Agent or the Administrative Agent pursuant to this Agreement or any other Facility Document, other than in respect of interest or principal on any Note and shall include without limitation (i) the amount of all fees due under the Fee Letter (other than Purchaser Fees and the Up-Front Fees), (ii) the amount of any Early Collection Fee and (iii) any other amounts due from the Issuer hereunder but not included in interest or principal on the Notes including, without limitation, under Sections 4.1, 4.2, 4.3 and 4.4 of the Note Purchase Agreement.

“Business Day” shall mean any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in New York City, the city in which the Servicer is located or the city in which the Corporate Trust Office is located, are authorized or obligated by law or executive order to be closed.

“Carrying Costs” shall mean, with respect to any Interest Accrual Period the sum (without duplication) of the following amounts determined on an accrual basis in accordance with GAAP consistently applied: with respect to (x) any Purchaser Group, (a) the amount of interest accrued with respect to the portion of the Purchaser Invested Amount funded by the Conduit which is a member of such Purchaser Group at a rate equal to the CP Rate applicable to such Conduit for such Interest Accrual Period and (b) the amount of interest accrued with respect to the portion of the Purchaser Invested Amount funded by any Alternate Purchaser which is a member of such Purchaser Group or any Liquidity Provider with respect to such Conduit at either the Adjusted LIBOR Rate or the Bank Base Rate, as applicable in accordance with Section 2.8(a) of the Note Purchase Agreement and (y) any Non-Conduit Committed Purchaser, the amount of interest accrued with respect to its Purchaser Invested Amount at the LIBOR Rate or the LIBOR Rate plus the Applicable Percentage, as applicable, in accordance with Section 2.8(a) of the Note Purchase Agreement; provided, however, that following the occurrence of an Event of Default, the Carrying Costs with respect to any Purchaser Group or Non-Conduit Committed Purchaser shall be determined in accordance with Section 2.8(b) of the Note Purchase Agreement. The Carrying Costs for any Interest Accrual Period determined by reference to the applicable CP Rate or daily LIBOR Rate shall be calculated using an estimate for the days in such Interest Accrual Period remaining after the date on which the applicable Funding Agent or Non-Conduit Committed Purchaser notifies the Administrative Agent of the applicable Carrying Costs pursuant to Section 2.8(a)(v) of the Note Purchase Agreement. On or before the day on which the applicable Funding Agent or Non-Conduit Committed Purchaser is required to notify the Administrative Agent of the applicable Carrying Costs with respect to the next succeeding Accrual Period, such Funding Agent or Non-Conduit Committed Purchaser shall re-determine the Carrying Costs in respect of the prior Accrual Period and if such re-determined amount is higher or lower than the Carrying Costs initially reported as described above, such Funding Agent or Non-Conduit Committed Purchaser shall advise the Administrative Agent of the re-determined Carrying Costs, specifying the amount of any Carrying Costs Underpayment or any Carrying Costs Overpayment.

“Carrying Costs Overpayment” shall mean, with respect to any Accrual Period (x) with respect to a Purchaser Group the excess, if any, of (i) the amount of Carrying Costs for such Accrual Period determined based on the CP Rate as initially determined by the applicable Funding Agent pursuant to the definition of “Carrying Costs”, over (ii) the amount of Carrying Costs for such Accrual Period determined based on the CP Rate as re-determined by such Funding Agent prior to the next succeeding Payment Date pursuant to the definition of “Carrying Costs” and (y) with respect to a Non-Conduit Committed Purchaser, the excess, if any, of (i) the amount of Carrying Costs for such Accrual Period determined based on the LIBOR Rate as initially determined by such Non-Conduit Committed Purchaser pursuant to the definition of “Carrying Costs”, over (ii) the amount of Carrying Costs for such Accrual Period determined based on the LIBOR Rate as re-determined by such Non-Conduit Committed Purchaser prior to the next succeeding Payment Date pursuant to the definition of “Carrying Costs”.

“Carrying Costs Underpayment” shall mean, with respect to any Accrual Period (x) with respect to a Purchaser Group, the excess, if any, of (i) the amount of Carrying Costs for such Accrual Period determined based on the CP Rate as re-determined by the applicable Funding Agent prior to the next succeeding Payment Date pursuant to the definition of “Carrying Costs”, over (ii) the amount of Carrying Costs for such Accrual Period determined based on the CP Rate as initially determined by such Funding Agent pursuant to the definition of “Carrying Costs” and (y) with respect to a Non-Conduit Committed Purchaser, the excess, if any, of (i) the amount of Carrying Costs for such Accrual Period determined based on the LIBOR Rate as re-determined by such Non-Conduit Committed Purchaser prior to the next succeeding Payment Date pursuant to the definition of “Carrying Costs”, over (ii) the amount of Carrying Costs for such Accrual Period determined based on the LIBOR Rate as initially determined by such Non-Conduit Committed Purchaser pursuant to the definition of “Carrying Costs”.

“Certificate of Trust” shall mean the Certificate of Trust filed with the Secretary of State for the State of Delaware on September 6, 2011 in order to form the Issuer, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.

“Change of Control” means (i) prior to the consummation of the transactions contemplated to occur on the Spin-Off Date, Marriott International shall cease to own and control of record and beneficially, directly or indirectly, 100% of the outstanding common stock (or equity interests) of MVW, MORI, the Seller and the Owner, (ii) after consummation of the transactions contemplated to occur on the Spin-Off Date, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) ) shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 30% of the outstanding common stock of the Performance Guarantor, (iii) the board of directors of the Performance Guarantor shall cease to consist the majority of Continuing Directors; or (iv) the Performance Guarantor shall cease to own and control, of record and beneficially, directly 100% of each class of outstanding Capital Stock of MORI, the Seller and the Owner, free and clear of all Liens (except Liens created hereunder or under the Corporate Revolver Facility.

“Closing Date” shall mean September 28, 2011.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute, together with the rules and regulations thereunder.

“Collection Account” shall mean the account established and maintained by the Indenture Trustee pursuant to Section 3.02(a) of the Indenture and Servicing Agreement.

“Commercial Paper” shall mean either (i) the promissory notes of any Conduit issued by such Conduit in the commercial paper market or (ii) the promissory notes issued in the commercial paper market by a multi-seller commercial paper conduit the proceeds of which are loaned to a Conduit.

“Commitment” shall mean, for each Committed Purchaser, on any date of determination, the commitment of such Committed Purchaser to purchase a Note on the Initial Funding Date and, thereafter, to maintain and, subject to certain conditions, increase its investment therein in accordance with the terms of the Note Purchase Agreement in an amount not to exceed (a) (i) in the case of any Committed Purchaser which is a party hereto on the Closing Date, the dollar amount set forth opposite the name of such Committed Purchaser on Schedule I of the Note Purchase Agreement, (ii) in the case of any Committed Purchaser which is not a party hereto on the Closing Date, the dollar amount specified as such in the Purchaser Assignment and Assumption Agreement for such Purchaser or (iii) in the case of any permitted assignee of an Alternate Purchaser pursuant to Section 5.10(d) of the Note Purchase Agreement, the amount specified as such in the Alternate Purchaser Assignment and Assumption Agreement pursuant to which such assignee acquired its interest in the Notes, minus (b) the dollar amount of any portion thereof assigned pursuant to an Assignment and Assumption Agreement in accordance with Section 5.10 of the Note Purchase Agreement prior to such date of determination, plus (c) the dollar amount of any increase to such Committed Purchaser’s Commitment consented to by such Committed Purchaser prior to such date of determination.

“Commitment Percentage” shall mean, on any date of determination, with respect to any Non-Conduit Committed Purchaser or Purchaser Group, the ratio, expressed as a percentage, which the Purchaser Commitment Amount of such Non-Conduit Committed Purchaser or Purchaser Group bears to the Facility Limit on such date.

“Committed Purchaser” shall mean any Alternate Purchaser or any Non-Conduit Committed Purchaser.

“Competes” shall mean (1) to compete, conduct or participate or engage in, or bid for or otherwise pursue a business, whether as a principal, sole proprietor, partner, stockholder, or agent of, or consultant to or manager for, any Person or in any other capacity; or (2) have any debt or equity ownership interest in or actively assist, any Person or business that conducts, participates or engages in, or bids for or otherwise pursues a business, whether as a principal, sole proprietor, partner or stockholder, or agent of, or consultant to or manager for, any Person or in any other capacity; provided, that “Competes” shall not include ownership of less than 5% of the outstanding equity securities of a publicly-traded Person; provided, further, that “Competes” shall not include acting as a lender (including a Purchaser under the Facility Documents) to a Direct Competitor or acting in an advisory role to a Direct Competitor.

“Conduit” shall mean any commercial paper conduit identified as a Conduit on Schedule I to the Note Purchase Agreement or in the Assignment and Assumption Agreement pursuant to which such Purchaser became a party thereto, and any permitted assignee thereof.

“Conduit Assignee” shall mean, with respect to any Conduit, either (x) any commercial paper conduit administered by the Funding Agent with respect to such Conduit or (y) any other commercial paper conduit which has entered into a Liquidity Agreement with one or more Alternate Purchasers (or any Affiliate of such Alternate Purchasers) with respect to such Conduit, in either case designated by the Funding Agent with respect to such Conduit to accept an assignment from such Conduit of the Purchaser Invested Amount or a portion thereof with respect to the Purchaser Group of which such Conduit is a member and such Conduit’s rights and obligations under this Agreement pursuant to Section 5.10(c) of the Note Purchase Agreement; provided that no Conduit Assignee pursuant to clause (y) of this definition shall be a direct competitor (or an Affiliate thereof) of the Performance Guarantor or the Servicer in the lodging, vacation exchange and rentals or vacation ownership businesses.

“Continued Errors” shall have the meaning specified in Section 5.19(f)(i) of the Indenture and Servicing Agreement.

“Continuing Directors” shall mean the directors of a Performance Guarantor on the Closing Date and each other director, if, in each case, such other director’s nomination for election to the board of directors of such Performance Guarantor is recommended by at least 66-2/3% of the then Continuing Directors.

“Conveyed Timeshare Loan Assets” shall have the meaning set forth in Section 2 of the Purchase Agreement and Sale Agreement.

“Control Account” shall mean any account subject to a Control Agreement. A list of all Control Accounts on the Closing Date has been provided by the Issuer (or its agent) to the Administrative Agent and the Indenture Trustee.

“Control Account Bank” shall mean a commercial bank at which a Control Account is established. A list of all Control Account Banks on the Closing Date has been provided by the Issuer (or its agent) to the Administrative Agent and the Indenture Trustee.

“Control Agreement” shall mean a control agreement by and among the Issuer (or its agent), the Indenture Trustee (or its agent), the Servicer and the related Control Account Bank, which agreement sets forth the rights of the parties thereto with respect to the disposition and application of collections deposited in the related Control Account, including the right of the Indenture Trustee (or its agent) to direct the Control Account Bank to remit collections directly to the Indenture Trustee for the benefit of the Noteholders.

“Control Account Intercreditor Agreement” means that certain intercreditor, security and agency agreement, dated as of September 1, 2011, by and among the Issuer, the Indenture Trustee, MVW, MORI, the Servicer, the various issuers and indenture trustees and other creditors party thereto from time to time, and Wells Fargo Bank, National Association, as agent.

“Corporate Revolver Facility” means that certain facility to be evidenced by a Credit Agreement among MVW, MORI as borrower, JPMorgan Chase Bank, N.A. as Administrative Agent, the other agents named therein and the lenders from time to time party thereto, as amended, modified or supplemented from time to time, or any credit agreement similar in nature.

“Corporate Trust Office” shall mean (i) the office of the Indenture Trustee, which office is at the address set forth in Section 13.03 of the Indenture and Servicing Agreement, or (ii) the office of the Owner Trustee, which is at the address set forth in Section 2.2 of the Trust Agreement, as applicable.

“CP Rate” shall mean, with respect to (a) a Conduit that is funding a portion of the Purchaser Invested Amount with respect to the Purchaser Group of which it is a member on a pooled basis, for each day, the weighted average rate at which interest or discount is accruing on or in respect of the Commercial Paper with respect to such Conduit allocated, in whole or in part, by the related Funding Agent, to fund the purchase or maintenance of such portion of such Purchaser Invested Amount (including, without limitation, any interest attributable to the commissions of placement agents and dealers in respect of such Commercial Paper and any costs associated with funding small or odd-lot amounts, to the extent that such commissions or costs are allocated, in whole or in part, to such Commercial Paper by such Funding Agent) or (b) a Conduit that is funding a portion of the Purchaser Invested Amount with respect to the Purchaser Group of which it is a member with Commercial Paper with respect to such Conduit issued in specified tranches (such Conduit, a “Match Funded Conduit”), the weighted average rate of the Commercial Paper with respect to such Conduit issued to fund or maintain such portion of such Purchaser Invested Amount, including an amount equal to the portion of the Face Amount of the outstanding Commercial Paper issued to fund or maintain such portion of such Purchaser Invested Amount that corresponds to the portion of the proceeds of such Commercial Paper that was used to pay the interest or discount component of maturing Commercial Paper issued to fund or maintain such portion of such Purchaser Invested Amount, to the extent that such Conduit has not received payments of interest in respect of such interest component prior to the maturity date of such maturing Commercial Paper, and including the portion of such interest or discount component constituting dealer or placement agent commissions; provided, however, that each such Match Funded Conduit shall approve the length of each tranche period and the portion of such Purchaser Invested Amount allocated to such tranche period.

“CRD” shall mean the European Union Directive 2006/48/EC, as amended from time to time.

“CRD Marriott Entity” means each of the Owner, MORI and the Seller.

“Credit and Collection Policy” shall mean those credit and collection policies and practices of the initial Servicer in effect as of a specified date; and for any successor Servicer shall mean the credit and collection policies and practices of such successor in effect on the date which it commences servicing. The Credit and Collection Policy of the initial Servicer in effect on the Closing Date has been delivered to the Administrative Agent and the Indenture Trustee.

“Credit Card Account” shall mean an arrangement whereby an Obligor makes payments under a Timeshare Loan via pre-authorized debit to a Major Credit Card.

“Custodial Agreement” shall mean that certain custodial agreement, dated as of September 1, 2011, by and among, the Custodian, the Indenture Trustee, the Servicer and the Issuer.

“Custodial Fees” shall mean such fees as the Custodian shall charge from time to time for access to Timeshare Loan Files, as specified in the Custodial Agreement.

“Custodian” shall mean Wells Fargo Bank, National Association or its permitted successors and assigns.

“Cut-Off Date” shall mean the date specified in the related Schedule of Timeshare Loans as the date after which all subsequent collections related to such Timeshare Loans are sold by MORI to the Seller and by the Seller to the Issuer and pledged by the Issuer to the Indenture Trustee.

“Cut-Off Date Loan Balance” shall mean the Loan Balance of a Timeshare Loan on the related Cut-Off Date.

“Defaulted Timeshare Loan” is any Timeshare Loan for which any of the earliest following events may have occurred: (i) any payment or part thereof has been delinquent more than 150 days as of the end of the related Due Period (as determined by the Servicer in accordance with the Servicing Standard), (ii) the Servicer has initiated foreclosure or similar proceedings with respect to the related Timeshare Property or has received the related deed or assignment in lieu of foreclosure, or (iii) provided that such Timeshare Loan is at least one day delinquent, the Servicer has determined that such Timeshare Loan should be fully written off in accordance with the Credit and Collection Policy.

“Defective Timeshare Loan” shall have the meaning specified in Section 4.06 of the Indenture and Servicing Agreement.

“Deficit” shall have the meaning specified in Section 2.4 of the Note Purchase Agreement.

“Delinquent Timeshare Loan” is a Timeshare Loan for which any payment or part thereof has been delinquent more than 30 days as of the end of the related Due Period.

“Determination Date” shall mean, with respect to any Payment Date, the second Business Day prior to such Payment Date.

“Direct Competitor” means any Person that Competes with MVW, MORI or any Vacation Ownership Business or any Subsidiary of such Person or other Person that controls, is controlled by, or is under common control with, any of the foregoing Persons. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or to cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Domestic Obligor” shall mean any Obligor other than a Foreign Obligor.

“Due Period” shall mean with respect to (i) any Payment Date other than the initial Payment Date, the immediately preceding calendar month and (ii) the initial Payment Date, the period from the Closing Date to and including the last day of the calendar month prior to such Payment Date.

“Early Collection Fee” shall mean, (i) with respect to any Purchaser Group and any Funding Period during which the portion of the Outstanding Note Balance that was allocated to such Funding Period is reduced for any reason whatsoever, the excess, if any, of (x) the additional Carrying Costs that would have accrued during such Funding Period if such reductions had not occurred, minus (y) the income, if any, received by the recipient of such reductions from investing the proceeds of such reductions and (ii) with respect to any Non-Conduit Committed Purchaser and any Interest Accrual Period during which the Purchaser Invested Amount of such Non-Conduit Committed Purchaser is reduced for any reason whatsoever on a date other than a Payment Date, the excess, if any, of (x) the additional Carrying Costs that would have accrued during such Interest Accrual Period if such reductions had not occurred, minus (y) the income, if any, received by the recipient of such reductions from investing the proceeds of such reductions.

“Effective Date” shall mean, with respect to any Purchaser which becomes a party to the Note Purchase Agreement after the Closing Date, the date on which such Purchaser becomes a party hereto, whether by assignment or direct execution of the Note Purchase Agreement or otherwise.

“Eligible Bank Account” shall mean a segregated account, which may be an account maintained with the Indenture Trustee, which is either (a) maintained with a depository institution or trust company whose long-term unsecured debt obligations are rated at least A by S&P and A2 by Moody’s and whose short-term unsecured obligations are rated at least A-1 by S&P and P-1 by Moody’s; or (b) a trust account or similar account maintained at the corporate trust department of the Indenture Trustee.

“Eligible Investments” shall mean one or more of the following obligations or securities:

(1) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(2) federal funds, or demand and time deposits in, certificates of deposit of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Indenture Trustee or any agent of the Indenture Trustee, acting in its respective commercial capacity) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment, the commercial paper or other short-term unsecured debt obligations or long-term unsecured debt obligations of such depository institution or trust company have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories (and no such rating shall include a subscript of “f”, “r”, “p”, “pi”, “q” or “t”);

(3) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a short-term unsecured debt rating from each Rating Agency, at the time of investment at least equal to the highest short-term unsecured debt ratings of each Rating Agency (and no such rating shall include a subscript of “f”, “r”, “p”, “pi”, “q” or “t”), provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Estate to exceed 20% of the sum of the Outstanding Note Balance and the aggregate principal amount of all Eligible Investments in the Collection Account, provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

(4) commercial paper (including both non interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term ratings (and no such rating shall include a subscript of “f”, “r”, “p”, “pi”, “q” or “t”); and

(5) any other demand, money market fund, common trust estate or time deposit or obligation, or interest-bearing or other security or investment (including those managed or advised by the Indenture Trustee or an Affiliate thereof), rated in the highest rating category by each Rating Agency (and no such rating shall include a subscript of “f”, “r”, “p”, “pi”, “q” or “t”). Such investments in this subsection (5) may include money market mutual funds rated either “AAAm” or “AAAm-G” by S&P or common trust estates, including any other fund for which the Indenture Trustee or an Affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Indenture Trustee or an Affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Indenture Trustee or an Affiliate thereof charges and collects fees and expenses for services rendered pursuant to the Indenture and Servicing Agreement, and (z) services performed for such funds and pursuant to this Indenture and Servicing Agreement may converge at any time;

provided, however, that (a) any Eligible Investment must be money-market or other relatively risk-free instruments without options and with maturities no later than the Business Day prior to the expected Payment Date, and (b) no such instrument shall be an

Eligible Investment if such instrument (1) evidences either (x) a right to receive only interest payments with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, and (2) is purchased at a price in excess of par.

“Eligible Timeshare Loan” shall mean a Timeshare Loan conforming to each of the representations and warranties set forth in Schedule I to the Sale Agreement as of the Funding Date, Transfer Date or, with respect to a Determination Date (and the related Payment Date), the last day of the related Due Period, as the case may be. Delinquent Timeshare Loans, Defaulted Timeshare Loans and Defective Timeshare Loans, as of any date of determination, are not Eligible Timeshare Loans.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

“ERISA Affiliate” shall mean, with respect to any Person, (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code) as such Person; (ii) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Internal Revenue Code) with such Person; or (iii) for purposes of Code Section 412, a member of the same affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) as such Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above.

“Errors” shall have the meaning specified in Section 5.19(f)(i) of the Indenture and Servicing Agreement.

“Event of Default” shall have the meaning specified in Section 6.01 of the Indenture and Servicing Agreement.

“Exchange Notes” shall mean notes issued pursuant to an Exchange Notes Indenture in exchange for Notes held by an Extending Noteholder.

“Exchange Notes Indenture” shall have the meaning set forth in Section 2.13 of the Indenture and Servicing Agreement.

“Excluded Loan Balance” as of any date of determination shall mean the sum of the following:

(i) the amount by which the aggregate Loan Balance of all Borrowing Base Loans relating to a Timeshare Property at an RCC Resort or a GRM Resort exceeds 10.0% of the Aggregate Loan Balance of all Borrowing Base Loans; plus

(ii) the amount by which the aggregate Loan Balance of all Borrowing Base Loans with an original term to stated maturity more than 120 months exceeds 30.0% of the Aggregate Loan Balance of all Borrowing Base Loans; plus

(iii) the amount by which the aggregate Loan Balance of all Borrowing Base Loans with both an original term to stated maturity of more than 180 months and were originated after the Closing Date, exceeds 5% of the Aggregate Loan Balance of all Borrowing Base Loans; plus

(iv) the amount by which the aggregate Loan Balance of all Borrowing Base Loans for which the related Obligor is a resident of the Highest State Concentration exceeds 30.0% of the Aggregate Loan Balance of all Borrowing Base Loans; plus

(v) the amount by which the aggregate Loan Balance of all Borrowing Base Loans for which the related Obligor is a resident of the Highest Five State Concentration exceeds 60.0% of the Aggregate Loan Balance of all Borrowing Base Loans, plus

(vi) the amount by which the aggregate Loan Balance of all Borrowing Base Loans having a Foreign Obligor from the Highest Country Concentration exceeds 30.0% of the aggregate Loan Balance of all Borrowing Base Loans having a Foreign Obligor; plus

(vii) the amount by which the aggregate Loan Balance of all Borrowing Base Loans having a Foreign Obligor from the Highest Three Countries Concentration exceeds 60.0% of the aggregate Loan Balance of all Borrowing Base Loans having a Foreign Obligor; plus

(viii) the Loan Balance of any Pre-Completion Loan with more than 9 months remaining until its Anticipated Completion Date; plus

(ix) the amount by which the aggregate Loan Balance of all Pre-Completion Loans with 9 months or less until their respective Anticipated Completion Date exceeds 7.5% of the Aggregate Loan Balance of all Borrowing Base Loans; plus

(x) the Loan Balance of any Pre-Completion Loan for which the related Unit is not an Available Unit as of its Anticipated Completion date; plus

(xi) the amount by which aggregate Loan Balance of all Borrowing Base Loans with a Loan Balance greater than $125,000 exceeds 15.0% of the Aggregate Loan Balance of all Borrowing Base Loans.

“Excluded Loan Group Balance” means for any Borrowing Base Loan Group, an amount equal to the Excluded Loan Balance multiplied by a fraction, the numerator of which is the aggregate Loan Balance of Borrowing Base Loans in such Borrowing Base Loan Group and the denominator of which is the Aggregate Loan Balance of the Borrowing Base Loans.

“Excluded Taxes” shall have the meaning set forth in Section 4.3 of the Note Purchase Agreement.

“Extended Portion” shall mean, with respect to any Purchaser Group or Non-Conduit Committed Purchaser that is extending the Facility Termination Date with respect to less than all of its Purchaser Commitment Amount, an amount equal to the portion of such Purchaser Group or Non-Conduit Committed Purchaser’s Purchaser Invested Amount that is being extended.

“Extending Noteholder” shall mean a Noteholder that is either (x) the Funding Agent for a Purchaser Group that is an Extending Purchaser or (y) a Non-Conduit Committed Purchaser that is an Extending Purchaser.

“Extending Noteholder’s Percentage” shall mean, as of any Facility Termination Date, the percentage equivalent of a fraction (i) the numerator of which is equal to the aggregate principal amount of the Notes held by each Extending Noteholder (or, in the case of any Extending Noteholder which is extending its Facility Termination Date for an amount that is less than its entire Purchaser Commitment Amount, the Extended Portion with respect to such Extending Noteholder) on such date and (ii) the denominator of which is equal to the Outstanding Note Balance on such date.

“Extending Purchaser” shall mean a Purchaser Group or a Non-Conduit Committed Purchaser other than a Non-Extending Purchaser.

“Face Amount” shall mean, with respect to any Commercial Paper, the amount to be paid by the applicable Conduit on the maturity date of such Commercial Paper, whether issued on a discount basis or on an interest-bearing basis.

“Facility Documents” shall mean, collectively, the Indenture and Servicing Agreement, the Performance Guaranty, the Purchase Agreement, the Sale Agreement, the Custodial Agreement, the Administration Agreement, the Trust Agreement, the UCC financing statements, the Fee Letter, the Control Agreement, the Control Account Intercreditor Agreement, each Hedge Agreement and all other agreements, documents or instruments delivered in connection with the transactions contemplated thereby, and “Facility Document” shall mean any of them.

“Facility Limit” shall mean, on any date of determination, the sum of the Purchaser Commitment Amounts with respect to each of the Purchaser Groups and the Non-Conduit Committed Purchasers on such date. The Facility Limit shall be reduced by the Purchaser Commitment Amount of each Non-Extending Purchaser on the Facility Termination Date with respect to such Non-Extending Purchaser (or, in the case of an Extending Noteholder which is extending its Facility Termination Date for an amount less than its entire Purchaser Commitment Amount, the non-Extended Portion of the related Purchaser Commitment Amount). On the Closing Date, the Facility Limit shall be $300,000,000.

“Facility Termination Date” shall mean, with respect to any Purchaser Group or Non-Conduit Committed Purchaser, September 26, 2012, as such date may be extended in accordance with Section 2.3(c) of the Note Purchase Agreement.

“Fee Letter” shall mean, as the context shall require, the (i) Fee Letter among the Issuer, the Performance Guarantor, MORI, each Purchaser, the Administrative Agent, each Funding Agent and Non-Conduit Committed Purchaser relating to the Up-Front Fees, (ii) Fee Letter among the Issuer, the Performance Guarantor, MORI and the Structuring Agent relating to the Structuring Fee, or (iii) Fee Letter among the Issuer, MORI, the Performance Guarantor and the Administrative Agent relating to the Administrative Agent Fee, in each case, as such fee letter may from time to time be amended, supplemented or otherwise modified in accordance with its terms.

“FICO” means a credit risk score for individuals calculated using the model developed by Fair, Isaac and Company. Any reference to a FICO score in a Facility Document shall mean the FICO score attributed to any Domestic Obligor at the time of sale of an interest in a Timeshare Property to such Domestic Obligor; provided that if there is more than one Domestic Obligor with respect to a Timeshare Loan, any reference to a FICO score in a Facility Document shall mean the FICO score attributed to, (i) if such Timeshare Loan was originated on or prior to November 30, 2005, either (A) the FICO score of the primary Domestic Obligor or (B) the average of the FICO Scores of the primary and secondary Domestic Obligor or (ii) if such Timeshare Loan was originated after November 30, 2005, the primary Domestic Obligor, in each case at the time of sale of an interest in a Timeshare Property to such Domestic Obligors.

“FICO 600 to 649 Loan Group” means all Borrowing Base Loans for which the related Domestic Obligors have FICO scores in the range from and including 600 to and including 649.

“FICO 650 to 699 Loan Group” means all Borrowing Base Loans for which the related Domestic Obligors have FICO scores in the range from and including 650 to and including 699.

“FICO 700 to 749 Loan Group” means all Borrowing Base Loans for which the related Domestic Obligors have FICO scores in the range from and including 700 to and including 749.

“FICO 750 Plus Loan Group” means all Borrowing Base Loans for which the related Domestic Obligors have FICO scores equal to or greater than 750.

“Financial Covenants” means:

(i) prior to the Spin-Off Date or if the Spin-Off Date does not occur, (A) the covenant contained in the MI Credit Facility that Marriott International maintain a maximum Leverage Ratio (as such term is defined in the MI Credit Facility) and (B) any other numerical financial covenant or covenants found in the MI Credit Facility, in each case, as and when required under the MI Credit Facility; or

(ii) if the Spin-Off Date does occur and the Corporate Revolver Facility is executed and is in full force and effect, (A) the covenant contained in the Corporate Revolver Facility that relate to (1) Consolidated Tangible Net Worth, (2) the maximum ratio of Consolidated Total Debt to Consolidated Adjusted EBITDA and (3) minimum Consolidated Interest Coverage Ratio (as such terms are defined in the Corporate Revolver Facility), (B) the Minimum Consolidated Tangible Net Worth Floor Covenant and (C) any other numerical financial covenant or covenants found in the Corporate Revolver Facility, as and when required under the Corporate Revolver Facility; or

(iii) if the Spin-Off Date does occur but the Corporate Revolver Facility is not executed or if the Corporate Revolver Facility is executed but subsequently terminated, (A) the Minimum Consolidated Tangible Net Worth Covenant, (B) the Consolidated Total Debt to Consolidated Adjusted EBITDA Covenant, (C) the Consolidated Interest Coverage Ratio Covenant and (D) the Minimum Consolidated Tangible Net Worth Floor Covenant, in each case, utilizing the definitions, to the extent necessary, contained in Schedule I to these Standard Definitions.

“Foreign Country” shall mean a jurisdiction that is not the “United States” (as defined in Section 7701(a)(9) of the Code), Canada, Guam, Puerto Rico, the U.S. Virgin Islands or any of the territories of the United States.

“Foreign Obligor” shall mean an Obligor that is not a citizen or resident of, and making payments from, the “United States” (as defined in Section 7701(a)(9) of the Code), Canada, Guam, Puerto Rico, the U.S. Virgin Islands or any of the territories of the United States, provided, that having a “military address” outside of the United States or making payments from such an address shall not cause a United States citizen or resident Obligor to be deemed a Foreign Obligor.

“Foreign Timeshare Loan” means a Borrowing Base Loan for which the related Obligor is a Foreign Obligor.

“Foreign Timeshare Loan Group I” means Borrowing Base Loans which are Foreign Timeshare Loans with an aggregate Loan Balance up to and including an amount equal to 25% of the Aggregate Loan Balance of all Borrowing Base Loans.

“Foreign Timeshare Loan Group II” means Borrowing Base Loans which are Foreign Timeshare Loans with an aggregate Loan Balance in excess of 25% but less than 40% of the Aggregate Loan Balance of all Borrowing Base Loans.

“Funding Agent-Related Persons” shall mean the applicable Funding Agent, together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and their respective Affiliates.

“Funding Agent” shall have the meaning set forth in the Preliminary Statement of the Note Purchase Agreement.

“Funding Date” shall mean the Initial Funding Date or the date on which the Outstanding Note Balance is increased pursuant to Section 2.2 of the Note Purchase Agreement.

“Funding Period” shall mean, with respect to any portion of the Purchaser Invested Amount with respect to any Purchaser Group: (i) if such amount accrues interest by reference to the CP Rate in accordance with Section 2.8 of the Note Purchase Agreement a period selected by the Funding Agent for such Purchaser Group and notified to the Issuer and with the consultation of the Issuer, it being understood that such Funding Agent shall have the sole right to choose such period; (ii) if such amount accrues interest by reference to the Adjusted LIBOR Rate in accordance with Section 2.8 of the Note Purchase Agreement, the period determined in accordance with Section 2.8 of the Note Purchase Agreement; (iii) if such amount accrues interest by reference to the Bank Base Rate in accordance with Section 2.8 of the Note Purchase Agreement, a period of from 1 to 30 days; provided, however, that whenever the last day of a Funding Period would otherwise occur on a day other than a Business Day, the last day of such Funding Period shall be extended to occur on the next succeeding Business Day.

“Funding Source” shall have the meaning set forth in Section 4.2 of the Note Purchase Agreement.

“GAAP” generally accepted accounting principles in the United States as in effect from time to time, except that for purposes of the Financial Covenants, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements referred to in Section 3.1(t) of the Note Purchase Agreement. In the event that any “Accounting Change” (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in the Indenture and Servicing Agreement, then the Issuer and the Administrative Agent agree to enter into negotiations in order to amend such provisions of the Indenture and Servicing Agreement so as to reflect equitably such Accounting Changes with the desired result that the criteria for evaluating the Performance Guarantor’s financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Issuer, the Administrative Agent and the Majority Facility Investors, all financial covenants, standards and terms in the Indenture and Servicing Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. “Accounting Changes” refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the Securities and Exchange Commission.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Grant” shall mean to grant, bargain, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm.

“GRM Resort” means a Resort operating under the Grand Residences by Marriott brand.

“Gross Excess Spread Percentage” shall mean for any Due Period the percentage equivalent of a fraction:

(A) the numerator of which is the product of:

(x) the sum of (i) all collections for such Due Period on the Borrowing Base Loans attributable to interest and (ii) amounts received from a Qualified Hedge Counterparty during such Due Period, minus the sum of (i) the Interest Distribution Amount on the related Payment Date, (ii) the Servicing Fee on the related Payment Date; and (iii) any Net Hedge Payment due on the related Payment Date;

(y) 360, divided by the actual number of days in such Due Period, and

(B) the denominator of which is the average daily Aggregate Loan Balance for such Due Period.

“Hedge Agreement” shall mean collectively (i)(A) the related ISDA Master Agreement, the related Schedule to the ISDA Master Agreement, and the related Confirmation or (B) an ISDA long form confirmation, and (ii) to the extent applicable, pursuant to Section 3.03(a)(ix) of the Indenture, an ISDA Credit Support Annex relating thereto.

“Hedge Agreement Collateral Posting Requirements” shall have the meaning set forth in Section 3.03(a)(ix) of the Indenture and Servicing Agreement.

“Hedge Amortization Schedule” shall mean the amortization schedule prepared from time to time by the Administrative Agent in accordance with Section 3.03(e) of the Indenture in connection with the Hedge Agreements based on (i) the timeshare loan data file prepared by the Issuer and the Servicer for the Administrative Agent and (ii) the commercially reasonable assumptions regarding payment, prepayment and defaults on the Timeshare Loans agreed upon by the Issuer and the Administrative Agent in writing.

“Hedge Collateral Account” shall mean the account established and maintained by the Indenture Trustee pursuant to Section 3.02(d) of the Indenture and Servicing Agreement.

“Hedge Counterparty” shall mean the initial counterparty under a Hedge Agreement, and any Qualified Hedge Counterparty to such Hedge Agreement thereafter.

“Hedge Event of Default or Termination Event” shall mean any event of default or termination event under a Hedge Agreement.

“Hedge Requirements” shall have the meaning specified in Section 3.03 of the Indenture and Servicing Agreement.

“Hedge Termination Payment” shall mean any termination payment due to a Hedge Counterparty as a result of a termination of a Hedge Agreement.

“Highest Country Concentration” shall mean, with respect to all the Borrowing Base Loans, the Foreign Country with the highest concentration of Foreign Obligors, measured by Loan Balance.

“Highest Five State Concentration” shall mean, with respect to all the Borrowing Base Loans, the states in the United States with the five highest concentrations of Obligors, measured by Loan Balance.

“Highest Lawful Rate” shall have the meaning specified in Section 3 of the Sale Agreement.

“Highest State Concentration” shall mean, with respect to all the Borrowing Base Loans, the state in the United States with the highest concentration of Obligors, measured by Loan Balance.

“Highest Three Countries Concentration” shall mean, with respect to all the Borrowing Base Loans, the Foreign Countries with the three highest concentrations of Foreign Obligors, measured by Loan Balance.

“Holder” or “Noteholder” shall mean a holder of any Note.

“Increase” shall have the meaning set forth in Section 2.2(a) of the Note Purchase Agreement.

“Indemnified Amounts” shall have the meaning set forth in Section 4.1 of the Note Purchase Agreement.

“Indemnified Parties” shall have the meaning set forth in Section 4.1 of the Note Purchase Agreement.

“Indenture and Servicing Agreement” shall mean the Indenture and Servicing Agreement, dated as of September 1, 2011, among the Issuer, the Servicer, the Indenture Trustee and the Back-Up Servicer, as such agreement may from time to time be amended, supplemented or otherwise modified in accordance with its terms.

“Indenture Trustee” shall mean Wells Fargo Bank, National Association, or such successor as set forth in Section 7.09 of the Indenture and Servicing Agreement.

“Indenture Trustee Expenses” shall mean reasonable out-of-pocket expenses of the Indenture Trustee incurred in connection with performance of the Indenture Trustee’s obligations and duties under the Indenture and Servicing Agreement.

“Indenture Trustee Fee” shall equal $1,500 per month.

“Initial Funding Date” shall mean the date initial advances are made on the Notes pursuant to Sections 2.2 and 3.3 of the Note Purchase Agreement.

“Initial Outstanding Note Balance” shall be zero on the Closing Date and thereafter shall have the meaning set forth in Section 2.1 of the Note Purchase Agreement.

“Initial Trial Balance” shall have the meaning specified in Section 5.19 of the Indenture and Servicing Agreement.

“Insurance Proceeds” means (i) proceeds of any insurance policy, including property insurance policies, casualty insurance policies and title insurance policies and (ii) any condemnation proceeds, in each case which relate to the Timeshare Loans or the Timeshare Properties and are paid or required to be paid to, and may be retained by, the Issuer, any of its Affiliates or to any mortgagee of record.

“Intended Tax Characterization” shall have the meaning specified in Section 4.04(b) of the Indenture and Servicing Agreement.

“Interest Accrual Period” shall mean, with respect to a Payment Date, the period beginning on and including the immediately preceding Payment Date and ending on and excluding such Payment Date; provided that the initial Interest Accrual Period will begin on and include the Closing Date and end on and exclude the initial Payment Date.

“Interest Distribution Amount” shall mean for each Note on any Payment Date, the sum of:

(i) an amount equal to the Carrying Costs for the related Interest Accrual Period with respect to a Non-Conduit Committed Purchaser that holds such Note or the Purchaser Group in whose Funding Agent’s name such Note is registered, as applicable, as such amount is reported to the Indenture Trustee by the Administrative Agent or the Servicer, and

(ii) the related Usage Fees; and

(iii) any unpaid Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the rate used to calculate the Carrying Cost plus the rate used to calculate the Usage Fees for such Payment Date.

“Issuer” shall mean Marriott Vacations Worldwide Owner Trust 2011-1, a Delaware statutory trust, together with its successors and permitted assigns.

“Issuer Order” shall mean a written order or request delivered to the Indenture Trustee and signed in the name of the Issuer by an Authorized Officer.

“Law” shall mean any applicable law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

“LIBOR Rate” shall mean, (a) with respect to any Funding Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBOR01 Page (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 A.M. (London time) two London Business Days prior to the first day of such Funding Period for a term equal to the length of such Funding Period, as determined in accordance with Section 2.8 of the Note Purchase Agreement or (b) with respect to any day during an Interest Accrual Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBOR01 Page (or any successor page or such other page or service as each Non-Conduit Committed Purchaser shall determine in its sole discretion) as the London interbank offered rate for deposits in U.S. dollars for a term of thirty (30) days at approximately 11:00 A.M. (London time) on such day, or if such day is not a London Business Day on the immediately preceding London Business Day; provided, however, if more than one rate is specified on the applicable page or screen, the applicable rate shall be the arithmetic mean of all such rates. If for any reason such rate is not available, the term “LIBOR Rate” shall mean, (a) for any Funding Period, the rate at which deposits in U.S. dollars are offered to the applicable Funding Agent in the London interbank market at approximately 11:00 A.M. (London time) two London Business Days prior to the first day of such Funding Period for a term equal to the length of such Funding Period or (b) for any day during an Interest Accrual Period, the rate at which deposits in U.S. dollars are offered to the applicable Non-Conduit Committed Purchaser in the London interbank market at approximately 11:00 A.M. (London time) on such day, or if such day is not a London Business Day on the immediately preceding London Business Day for a term of thirty (30) days.

“Lien” shall mean any mortgage, pledge, hypothecation, assignment for security, security interest, claim, participation, encumbrance, levy, lien or charge.

“Liquidation” shall mean with respect to any Defaulted Timeshare Loan, the sale or compulsory disposition of the related Timeshare Property, following foreclosure, other enforcement action or the taking of a deed-in-lieu of foreclosure, to a Person other than the Servicer or the Issuer and the delivery of a bill of sale or the recording of a deed of conveyance with respect thereto, as applicable.

“Liquidation Expenses” shall mean, with respect to a Defaulted Timeshare Loan, the out-of-pocket expenses (exclusive of overhead expenses) incurred by the Servicer in connection with the performance of its obligations under Sections 5.03 (a) (vii) through (ix) in the Indenture and Servicing Agreement, including (i) any foreclosure and other repossession expenses incurred with respect to such Timeshare Loan, (ii) (a) if MORI or an Affiliate thereof (a “Marriott Servicer”) is the Servicer, commissions and marketing and sales expenses incurred with respect to the sale of the related Timeshare Property or Vacation Interest (calculated as the Marriott Average Marketing and Sales Percentage of the total liquidation or resale price of such Timeshare Property or Vacation Interest (expressed as a dollar figure)), or (b) if a Marriott Servicer is no longer the Servicer or, a Marriott Servicer in its sole discretion elects to permanently cease using the methodology described in (a) above, actual commissions and actual marketing and sales expenses incurred with respect to the sale of the related Timeshare Property or Vacation Interest, and (iii) any other fees and expenses reasonably applied or allocated in the ordinary course of business with respect to the Liquidation of such Defaulted Timeshare Loan

(including any assessed timeshare association fees); provided, however, that in each case, any fees, expenses and commissions must be commercially reasonable and incurred in accordance with the Servicing Standard.

“Liquidation Proceeds” shall mean with respect to the Liquidation of any Defaulted Timeshare Loan, the amounts actually received by the Servicer in connection with such Liquidation including any rental income, less related rental expenses.

“Liquidity Agreement” shall mean an agreement between a Conduit and a Liquidity Provider evidencing the obligation of such Liquidity Provider to provide liquidity support, credit enhancement or asset purchase facilities for or in respect of any assets or liabilities of such Conduit in connection with the issuance by such Conduit of Commercial Paper or the borrowing by such Conduit of the proceeds of Commercial Paper.

“Liquidity Provider” shall mean the Person or Persons who will provide liquidity or program support to a Conduit in connection with the issuance by such Conduit of Commercial Paper or the borrowing by such Conduit of the proceeds of Commercial Paper.

“Loan Balance” shall mean, for any date of determination, the outstanding principal balance due under or in respect of a Timeshare Loan (including a Defaulted Timeshare Loan).

“Loan Number” shall mean, with respect to any Timeshare Loan, the number assigned to such Timeshare Loan by the Servicer, which number is set forth in the related Schedule of Timeshare Loans, as amended from time to time.

“London Business Day” shall mean, with respect to the determination of the LIBOR Rate, any Business Day other than a Business Day on which banking institutions in London, England trading in dollar deposits in the London interbank market are authorized or obligated by law or executive order to be closed.

“Lost Note Affidavit” shall mean the affidavit to be executed in connection with any delivery of a copy of an original Obligor Note in lieu of such original, in the form of Exhibit C attached to the Purchase Agreement and the Sale Agreement.

“Major Credit Card” shall mean a credit card issued by any VISA USA, Inc., MasterCard International Incorporated, American Express Company, Discover Bank or Diners Club International Ltd. credit card affiliate or member entity.

“Majority Facility Investors” shall mean at any time, Purchaser Groups and/or Non-Conduit Committed Purchasers having Commitment Percentages aggregating more than 51%.

“Majority Purchaser Group Investors” shall mean at any time, with respect to each Purchaser Group, the Alternate Purchasers with respect to such Purchaser Group having Alternate Purchaser Percentages aggregating more than 51%.

“Mandatory Redemption Date” means the Payment Date occurring in the 13th calendar month after the calendar month in which the last Facility Termination Date occurs; provided, however, if, on the Facility Termination Date, an Amortization Event exists, the Mandatory Redemption Date means the Payment Date occurring in the 3rd calendar month after the calendar month in which the Facility Termination Date occurs.

“Margin Stock” shall have the meaning provided in Regulation U.

“Marriott Average Marketing and Sales Percentage” shall mean, with respect to any Payment Date, (a) the sum of the Marriott Marketing and Sales Percentages for the three four week accounting periods immediately preceding the first day of the calendar month in which such Payment Date occurs, divided by (b) three.

“Marriott Entity” means any of (a) the Issuer, (b) the Seller, (c) MORI and (d) the Performance Guarantor.

“Marriott International” shall mean Marriott International, Inc., a Delaware corporation.

“Marriott IP Agreement” means the license, services and development agreement, by and among Marriott International, Marriott Worldwide Corporation and MVW pursuant to which, among other things, MVW licenses the right to use the certain marks and intellectual property of Marriott International and Marriott Worldwide Corporation, including the name and mark “Marriott” in connection with the MVW’s Vacation Ownership Business.

“Marriott Marketing and Sales Percentage” shall mean the (a) the marketing and sales expenses (including sales commissions) incurred by all resorts of the applicable Marriott Vacation Club International brand during a four week accounting period, divided by (b) the aggregate sales revenue for all resorts of the applicable Marriott Vacation Club International brand during such four week accounting period (expressed as a percentage).

“Material Adverse Effect” shall mean, with respect to any Person and any event or circumstance, a material adverse effect on (a) the business, properties, operations or condition (financial or otherwise) of such Person, (b) the ability of such Person to perform its respective obligations under any Facility Documents to which it is a party, (c) the validity or enforceability of, or collectability of amounts payable under, any Facility Documents to which it is a party, (d) the status, existence, perfection or priority of any Lien granted by such Person under any Facility Documents to which it is a party, or (e) the value, validity, enforceability or collectability of the Trust Estate.

“MI Credit Facility” means that certain U.S. $1,750,000,000 Second Amended and Restated Credit Agreement dated as of June 23, 2011, among Marriott International, Bank of America, N.A., as administrative agent, and the other financial institutions identified therein, as such agreement may be amended, supplemented, replaced, refinanced or otherwise modified or waived from time to time. In the event that such agreement or its successor is terminated without replacement, “MI Credit Facility” shall mean Marriott International’s principal bank revolving credit agreement as in effect at the time of determination, and in the event that no such bank revolving credit agreement exists, the “MI Credit Facility” shall mean the MI Credit Facility as most recently in effect.

“Minimum Consolidated Tangible Net Worth Floor Covenant” shall mean the requirement that the Consolidated Tangible Net Worth of MVW must be, at all times, at least $700,000,000.

“Miscellaneous Payments” shall mean, with respect to any Timeshare Loan, any amounts received from or on behalf of the related Obligor representing assessments, payments relating to real property taxes, insurance premiums, maintenance fees and charges and condominium association fees and any other payments not owed under the related Obligor Note.

“Monthly Reports” shall have the meaning specified in Section 5.19(b) of the Indenture and Servicing Agreement.

“Monthly Servicer Report” shall have the meaning specified in Section 5.05 of the Indenture and Servicing Agreement.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“MORI” shall mean Marriott Ownership Resorts, Inc., a Delaware corporation.

“MORI Affiliated Manager” shall mean MRHC or any other wholly-owned subsidiary of MORI.

“Mortgage” shall mean the original recorded mortgage, deed of trust or other act or instrument creating a first priority lien on a Timeshare Property securing a Mortgage Loan, or a copy thereof certified by the applicable recording office.

“Mortgage Loan” shall mean any Timeshare Loan that is not a Right-To-Use Loan. As used in the Facility Documents, the term “Mortgage Loan” shall include the related Obligor Note, Mortgage and other security documents contained in the related Timeshare Loan File.

“MRHC” shall mean, collectively, Marriott Resorts Hospitality Corporation, a wholly owned subsidiary of MORI, Marriott Resorts Hospitality (Bahamas) Limited, a wholly owned subsidiary of Marriott Resorts Hospitality Corporation or another Affiliate of MORI, as applicable, together with their respective successors and assigns.

“MVC Resort” shall mean a resort of any Marriott Vacation Club International brand, including but not limited to, The Ritz-Carlton Club, The Ritz-Carlton Destination Club, Marriott Vacation Club Destinations and Grand Residences by Marriott, in which a fractional interest in one or more residential units or dwellings thereof has been conveyed to the MVC Trust.

“MVC Resort Association” shall mean a timeshare association relating to any MVC Resort.

“MVC Trust” shall mean MVC Trust, a Florida land trust (Florida Land Trust No. 1082-0300-00) established pursuant to the MVC Trust Agreement.

“MVC Trust Agreement” shall mean that certain trust agreement, dated March 11, 2010, by and among MORI, First American Trust, FSB and MVC Trust Owners Association, a Florida corporation not for profit.

“MVC Trust Association” means MVC Trust Owners Association, Inc., a Florida not-for-profit corporation

“MVC Trustee” shall mean First American Trust, FSB, as Trustee of the MVC Trust.

“MVC Unit” shall mean a residential unit or dwelling at a MVC Resort.

“MVW” shall mean Marriott Vacations Worldwide Corporation, a Delaware corporation.

“1940 Act” shall mean the Investment Company Act of 1940, as amended.

“Net Hedge Payment” shall mean the net amount, if any, then payable by the Issuer to the Hedge Counterparty under a Hedge Agreement, excluding any Hedge Termination Payment.

“Non-Conduit Committed Purchaser” shall mean any Purchaser which is designated as a Non-Conduit Committed Purchaser on Schedule I to the Note Purchase Agreement or in the Assignment and Assumption Agreement pursuant to which such Purchaser became a party to the Note Purchase Agreement, and any permitted assignee thereof.

“Non-Extending Purchaser” means any Purchaser Group or Non-Conduit Committed Purchaser who shall not have agreed to an extension of its Facility Termination Date pursuant to Section 2.3(c) of the Note Purchase Agreement.

“Note Purchase Agreement” shall mean that note purchase agreement, dated the Closing Date, by and among the Issuer, the Seller, the Performance Guarantor, the Servicer, the Purchasers, Funding Agents and the Administrative Agent.

“Note Register” shall have the meaning specified in Section 2.03(a) of the Indenture and Servicing Agreement.

“Note Registrar” shall have the meaning specified in Section 2.03(a) of the Indenture and Servicing Agreement.

“Notes” shall mean the Issuer’s Timeshare Loan-Backed Variable Funding Notes, Series 2011-1, issued pursuant to the Indenture and Servicing Agreement.

“Notes Increase Amount” shall have the meaning set forth in Section 2.2(a) of the Note Purchase Agreement.

“NPA Costs” means, as of any Payment Date, the Breakage and Other Costs due and payable on such Payment Date in accordance with the Note Purchase Agreement.

“Obligations” shall have the meaning set forth in Section 1(a)(ii) of the Performance Guaranty.

“Obligor” shall mean a Person obligated to make payments under a Timeshare Loan.

“Obligor Note” shall mean the original, executed promissory note or other instrument of indebtedness evidencing the indebtedness of an Obligor under a Timeshare Loan, which note or instrument shall be substantially in the form of Exhibit B attached to the Sale Agreement, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note or instrument.

“Officer’s Certificate” shall mean a certificate executed by a Responsible Officer of the related party.

“Official Body” shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

“Opinion of Counsel” shall mean a written opinion of counsel, in each case reasonably acceptable to the addressees thereof.

“Originator” shall mean, with respect to a Timeshare Loan, the original lender, mortgagee or similar party.

“Other Issuer” shall mean any Person other than the Issuer that has entered into a receivables purchase agreement, transfer and administration agreement or other similar agreement with the applicable Conduit.

“Outstanding” shall mean, with respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under the Indenture and Servicing Agreement except:

(a) Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

(b) Notes or portions thereof for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Indenture Trustee in trust for the holders of such Notes for the payment of principal; and

(c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture and Servicing Agreement unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a Person in whose hands the Note is a valid obligation; provided, however, that in determining whether the holders of the requisite percentage of the Outstanding Note Balance have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, Notes owned by the Issuer or any Affiliate of the Issuer or any entity consolidated in Marriott International’s financial statements prior to the Spin-Off Date, or in MORI’s and/or MVW’s consolidated financial statements shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually has notice are so owned shall be so disregarded.

“Outstanding Note Balance” shall mean, as of any date of determination, the Initial Outstanding Note Balance plus (i) the aggregate amount of Increases made with respect to the Notes pursuant to the Indenture and Servicing Agreement and the Note Purchase Agreement, less (ii) the aggregate amount of all principal payments on the Notes on or prior to such date of determination, less (iii) the principal amount of any Notes cancelled pursuant to Section 2.13 of the Indenture and Servicing Agreement; provided, that any principal payments required to be returned to the Issuer shall be reinstated to the Outstanding Note Balance. For purposes of consents, approvals, voting or other similar acts of the Noteholders under any of the Facility Documents, “Outstanding Note Balance” shall exclude amounts with respect to Notes or interests in Notes which are held by the Issuer or any Affiliate of the Issuer or any entity consolidated in Marriott International’s financial statements prior to the Spin-Off Date or in MORI’s and/or MVW’s, consolidated financial statements.

“Owner” shall mean MVCO Series LLC, a Delaware limited liability company, or any subsequent owner of the beneficial interest in the Issuer.

“Owner Trustee” shall mean Wilmington Trust, National Association, or any successor thereof, acting not in its individual capacity but solely as trustee under the Trust Agreement.

“Owner Trustee Fee” shall equal $4,500 a year paid in accordance with Section 3.04 of the Indenture and Servicing Agreement.

“Participants” shall have the meaning set forth in Section 5.10(e) of the Note Purchase Agreement.

“Payment Date” shall mean the 20th day of each calendar month, or, if such date is not a Business Day, then the next succeeding Business Day, commencing in October 2011.

“PAC” shall mean an arrangement whereby an Obligor makes payments under the Timeshare Loan via pre-authorized debit.

“Percentage Interest” shall mean, as of any date with respect to any Purchaser Group or Non-Conduit Committed Purchaser, the percentage equivalent of a fraction, (i) the numerator of which is the outstanding principal amount on such date of the Note registered in the name of the Funding Agent for such Purchaser Group or such Non-Conduit Purchaser, as applicable and (ii) the denominator of which is the Outstanding Note Balance on such date.

“Performance Guarantor” shall mean (i) prior to the Spin-Off Date, both Marriott International and MVW or their respective successors, and (ii) on and after the Spin-Off Date, MVW or such successor.

“Performance Guaranty” shall mean that Performance Guaranty, dated as of September 1, 2011, given by the Performance Guarantor in favor of the Issuer, the Servicer, the Seller and the Indenture Trustee.

“Permitted Liens” shall mean, as to any Timeshare Property, (a) the lien of current real property taxes, maintenance fees, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Timeshare Property or the security intended to be provided by the related Mortgage or with the Obligor’s ability to pay his or her obligations when they become due or materially and adversely affects the value of the Timeshare Property and (c) the exceptions (general and specific) set forth in the related title insurance policy, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage or with the Obligor’s ability to pay his or her obligations when they become due or materially and adversely affects the value of the Timeshare Property.

“Permitted Transferee” shall mean any commercial paper conduit, bank, financial institution or other Person, as applicable (i) which is an existing Purchaser, (ii) the unsecured debt obligations of which are rated no lower than the applicable rating of the Purchaser from which it is purchasing an interest in a Note pursuant to Section 5.10 or (iii) to which the Issuer has consented becoming a Purchaser (such consent not to be unreasonably withheld).

“Person” shall mean an individual, partnership, limited liability company, corporation, joint stock company, trust (including a business trust), unincorporated association, joint venture, firm, enterprise, Official Body or any other entity.

“Post-Office Box” shall mean each post office box to which Obligors are directed to make payments in respect of the Timeshare Loans. A list of all Post-Office Boxes on the Closing Date has been provided by the Issuer (or its agent) to the Administrative Agent and the Indenture Trustee.

“Potential Amortization Event” means an event which, but for the lapse of time or the giving of notice or both, would constitute an Amortization Event.

“Potential Event of Default” means an event which, but for the lapse of time or the giving of notice or both, would constitute an Event of Default.

“Potential Servicer Event of Default” means an event which, but for the lapse of time or the giving of notice or both, would constitute a Servicer Event of Default.

“Pre-Completion Loan” shall mean any Weeks-Based Timeshare Loan for which the related Unit is not completed and located in or on the floor or building in the Resort specified in the related Additional Timeshare Loan Supplement, or is not ready for occupancy by timeshare owners. A Timeshare Loan shall cease to be a Pre-Completion Loan on the date on which the related Unit’s construction has been completed in accordance with applicable brand standards and becomes available for occupancy by timeshare owners.

“Predecessor Servicer Work Product” shall have the meaning specified in Section 5.19 of the Indenture and Servicing Agreement.

“Prepayment Notice” shall have the meaning set forth in Section 10.01 of the Indenture and Servicing Agreement.

“Pricing Increase Notice” shall have the meaning set forth in Section 2.8(a) of the Note Purchase Agreement.

“Pricing Increase Rescission” shall have the meaning set forth in Section 2.8(a) of the Note Purchase Agreement.

“Principal Distribution Amount” shall mean an amount equal to the Borrowing Base Shortfall on such Payment Date.

“Processing Charges” shall mean any amounts due under an Obligor Note in respect of processing fees, service fees or late fees.

“Purchase Agreement” shall mean the agreement, dated as of September 1, 2011, by and between MORI and the Seller pursuant to which MORI sells the Timeshare Loans to the Seller.

“Purchase Contract” shall mean the purchase contract pursuant to which an Obligor purchased a Timeshare Property.

“Purchase Price” shall mean the original price of the Timeshare Property purchased by an Obligor.

“Purchasers” shall mean, collectively, the Conduits and the Committed Purchasers.

“Purchaser Addition Date” shall have the meaning set forth in Section 2.3(d) of the Note Purchase Agreement.

“Purchaser Assignment and Assumption Agreement” shall mean an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Note Purchase Agreement.

“Purchaser Commitment Amount” shall mean (x) with respect to any Purchaser Group, the aggregate Commitments of the Alternate Purchasers which are members of such Purchaser Group and (y) with respect to any Non-Conduit Committed Purchaser, the Commitment of such Non-Conduit Committed Purchaser. The Purchaser Commitment Amount with respect to each Purchaser Group or Non-Conduit Committed Purchaser shall be reduced to zero on the Facility Termination Date with respect to such Purchaser Group or Non-Conduit Committed Purchaser.

“Purchaser Fees” shall have the meaning specified in the Fee Letter.

“Purchaser Group” shall mean, collectively, a Conduit and the Alternate Purchaser or Alternate Purchasers with respect to such Conduit.

“Purchaser Invested Amount” means, with respect to any Purchaser Group or Non-Conduit Committed Purchaser as of any date, such Purchaser Group’s or Non-Conduit Committed Purchaser’s Percentage Interest multiplied by the Outstanding Note Balance on such date.

“Purchaser Termination Date” shall mean, with respect to each Purchaser Group or Non-Conduit Committed Purchaser, the earlier of (i) the date on which an Amortization Event or an Event of Default occurs and (ii) two Business Days prior to the Facility Termination Date with respect to such Purchaser Group or Non-Conduit Committed Purchaser.

“Qualified Hedge Counterparty” means (a) a counterparty to a Hedge Agreement and which has a long-term unsecured debt rating of at least Baa2 from Moody’s and a short-term unsecured debt rating of at least P-1 from Moody’s, or (b) a counterparty to an existing Hedge Agreement who experiences a downgrade by Moody’s below the ratings specified in clause (a) above but satisfies the Hedge Agreement Collateral Posting Requirements; provided that for purposes of this clause (b), a downgraded counterparty shall cease to be a Qualified Hedge Counterparty if such counterparty has not been upgraded to meet the requirements of clause (a) above within 60 days of such downgrade.

“Qualified Substitute Timeshare Loan” shall mean a Timeshare Loan which on the related Transfer Date is an Eligible Timeshare Loan.

“Rating Agencies” shall mean S&P and Moody’s, or their permitted successors and assigns.

“RCC Resort” means a Resort operating under The Ritz-Carlton Club brand.

“Receivables” shall mean all funds, collections and other proceeds of a Timeshare Loan including without limitation (i) all scheduled payments or recoveries made in the form of money, checks, and like items to, or a wire transfer or an automated clearinghouse transfer received by the Issuer, the Servicer or the Indenture Trustee in respect of such Timeshare Loan, and (ii) all amounts received by the Issuer, the Servicer or the Indenture Trustee in respect of the Related Security for such Timeshare Loan.

“Recipient” shall have the meaning set forth in Section 2.6 of the Note Purchase Agreement.

“Record Date” shall mean, with respect to any Payment Date, the close of business on the last Business Day of the month preceding the month in which such Payment Date occurs.

“Records” shall mean all Timeshare Loan Files and other documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to Timeshare Loans and the related Obligors.

“Regulatory Change” shall have the meaning set forth in Section 4.2 of the Note Purchase Agreement.

“Related Additional Alternate Purchasers” shall have the meaning set forth in Section 2.3(d) of the Note Purchase Agreement.

“Related Commercial Paper” shall mean, with respect to any Conduit, the Commercial Paper of such Conduit, all or a portion of the proceeds of which were used to finance the acquisition or maintenance of an interest in the Notes.

“Related Security” shall mean with respect to any Timeshare Loan, (i) all of the Issuer’s interest in the Timeshare Property arising under or in connection with the related Mortgage or Right-to-Use Agreement, and the related Timeshare Loan Files relating to such Timeshare Loan, but not including any Miscellaneous Payments, (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Timeshare Loan, together with all mortgages, assignments and financing statements signed by an Obligor describing any collateral securing such Timeshare Loan, (iii) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Timeshare Loan, (iv) all other security and books, records and computer tapes relating to the foregoing and (v) all of the Issuer’s right, title and interest in and to the Custodial Agreement and the Collection Account (or any other account into which collections in respect of the Timeshare Loans may be deposited from time to time).

“Relevant UCC” shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.

“Repurchase Price” shall mean with respect to any Timeshare Loan to be purchased by the Seller pursuant to the Sale Agreement, a cash price equal to the Loan Balance of such Timeshare Loan as of the date of such repurchase, together with all accrued and unpaid interest on such Timeshare Loan at the related coupon rate to but not including the due date in the then current Due Period; provided that the “Repurchase Price” with respect to any Defaulted Timeshare Loan repurchased by the Seller pursuant to the Sale Agreement prior to the date which is one year after the Closing Date, shall mean a cash price equal to the Loan Balance of such Defaulted Timeshare Loan as of the date of such repurchase.

“Repurchased Timeshare Loans” shall mean the most seasoned $30,000,000 of Timeshare Loans that were part of the Securitized Portfolio and were released from the related securitization pursuant to a clean-up call, optional redemption or similar mechanism and subsequently sold by the Seller to the Issuer pursuant to the Sale Agreement and included as Borrowing Base Loans.

“Request for Release” shall be a request signed by the Servicer in the form attached as Exhibit B to the Custodial Agreement.

“Required Cap Rate” means for any Interest Accrual Period and for any Hedge Agreement in the form of an interest rate cap, the weighted average coupon for the Borrowing Base Loans as of the last day of the related Due Period, less 8.50%.

“Required Facility Investors” shall mean at any time Purchaser Groups and/or Non-Conduit Committed Purchasers having Commitment Percentages aggregating more than 66 2/3%.

“Required Payments” shall mean with respect to any Payment Date, the items set forth in (i) through (xii) of Section 3.04(a) of the Indenture and Servicing Agreement without regard to Available Funds.

“Required Rating” shall have the meaning set forth in Section 3.7 of the Note Purchase Agreement.

“Reserve Account” shall mean the account maintained by the Indenture Trustee pursuant to Section 3.02(b) of the Indenture and Servicing Agreement.

“Reserve Account Draw Amount” shall have the meaning specified in Section 3.02(b)(ii) of the Indenture and Servicing Agreement.

“Reserve Account Required Balance” shall mean for any date of determination, 0.50% of the Aggregate Loan Balance of the Borrowing Base Loans.

“Reserve Account Required Funding Date Deposit” means, as of any Funding Date, the amount required to be deposited on such Funding Date such that the amount on deposit in the Reserve Account is equal to the Reserve Account Required Balance. For purposes of calculating the Reserve Account Required Funding Date Deposit for a Funding Date, the Aggregate Loan Balance shall be measured as of the last day of the Due Period related to the immediately preceding Payment Date (or, with respect to the Additional Timeshare Loans conveyed on such Funding Date or Timeshare Loan conveyed during the same Due Period, the related Cut-off Date).

“Resort” shall mean any of the following resorts: Marriott’s Aruba Ocean Club; Marriott’s Aruba Surf Club; Marriott’s Barony Beach Club; Marriott’s BeachPlace Towers; Marriott’s Canyon Villas; Marriott’s Crystal Shores; Marriott’s Cypress Harbour; Marriott’s Desert Springs Villas; Marriott’s Desert Springs Villas II; Marriott’s Douglas at Streamside; Marriott’s Evergreen at Streamside; Marriott’s Fairway Villas; Marriott’s Frenchman’s Cove; Marriott Grand Residence Club, Lake Tahoe; Marriott’s Grande Ocean Resort; Marriott’s Grande Vista; Marriott’s Heritage Club; Marriott’s Harbour Lake; Marriott’s Imperial Palms Villas; Marriott’s Kauai Resort and Beach Club; Marriott’s Kauai Lagoons – Kalanipu’u;

Marriott’s Ko Olina Beach Club; Marriott’s Lakeshore Reserve at Grande Lakes; Marriott’s Grand Chateau; Marriott’s Legends Edge at Bay Point; Marriott’s Manor Club at Ford’s Colony; Marriott’s Maui Ocean Club; Marriott’s Mountain Valley Lodge; Marriott’s MountainSide; Marriott Vacation Club Destinations (Points); Marriott’s Newport Coast Villas; Marriott’s Ocean Pointe; Marriott’s Oceana Palms; Marriott’s OceanWatch at Grande Dunes; Marriott’s Royal Palms; Marriott’s Sabal Palms; Marriott’s St. Kitts Beach Club; Marriott’s Shadow Ridge; Marriott’s Summit Watch; Marriott’s SurfWatch; Marriott’s Timber Lodge; Marriott’s Villas at Doral; Marriott’s Waiohai Beach Club; Marriott’s Willow Ridge Lodge; The Ritz-Carlton Club, Aspen Highlands; The Ritz-Carlton Club, Bachelor Gulch; The Ritz-Carlton Club, Jupiter; The Ritz-Carlton Club, Lake Tahoe; The Ritz-Carlton Club, San Francisco; The Ritz-Carlton Club, St. Thomas; or the Ritz-Carlton Club, Vail.

“Resort Associations” shall mean any of the following associations: Aspen Highlands Condominium Association, Inc.; Association of Apartment Owners of Marriott’s Kauai Resort and Beach Club; Association of Apartment Owners of Maui Ocean Club; Association of Owners of Waiohai Beach Club; Association of Owners of Kalanipu’u Condominium; Barony Beach Club Owners’ Association, Inc.; BeachPlace Towers Condominium Association, Inc.; Canyon Villas Vacation Owners Association; Cooperatieve Vereniging Aruba Surf Club a/k/a Aruba Surf Club Cooperative Association; Cooperatieve Vereniging Marriott Vacation Club of Aruba a/k/a Marriott Vacation Club International of Aruba Cooperative Association; Crystal Shores Condominium Association, Inc.; Custom House Leasehold Condominium Association, LLC; Cypress Harbour Condominium Association, Inc.; Desert Springs Villas Timeshare Association; Desert Springs Villas Master Association; Desert Springs Villas II Timeshare Association; Douglas at Streamside Condominium Association; Eagle Tree Condominium Association, Inc.; Eagle Tree Property Owners Association, Inc. Evergreen at Streamside Condominium Association; Fairway Villas at Seaview Condominium Association, Inc.; Frenchman’s Cove Condominium Owners’ Association, Inc.; Grand Chateau Owners’ Association, Inc.; Grande Ocean Resort Owners’ Association, Inc.; Grande Vista of Orlando Condominium Association, Inc.; GRCLT Condominium, Inc.; Great Bay Condominium Owners Association, Inc.; Harbour Club Owners’ Association, Inc.; HAB Condominium Association, Inc.; HAO Condominium Association, Inc; Heritage Club Owner’s Association, Inc.; Highlands Resort Club Association, Inc.; Highlands Resort Condominium Association, Inc.; Hotel Breckenridge Condominium Association; Imperial Palm Villas Condominium Association, Inc.; Kalanipu’u Vacation Owners Association; Ko Olina Beach Club Vacation Owners Association; Lakeshore Reserve Condominium Association, Inc.; Legends Edge Condominium Association, Inc.; Manor Club at Ford’s Colony Condominium Association; Manor Club at Ford’s Colony Time-Share Association; Marriott’s Kauai Beach Club Owners Association; Maui Ocean Club Vacation Owners Association; Monarch at Sea Pines Owners’ Association, Inc.; Mountain Valley Lodge Resort Owners Association, Inc.; MountainSide Condominium Association, Inc.; Newport Coast Villas Condominium Association; Newport Coast Villas Timeshare Association; Newport Coast Villas Master Association; Oceana Palms Condominium Association, Inc., Ocean Pointe at Palm Beach Shores Condominium Association, Inc.; OceanWatch Villas Owners Association; RCC-BG Condominium Association, Inc.; Royal Palms of Orlando Condominium Association, Inc.; Sabal Palms of Orlando Condominium Association, Inc.; Shadow Ridge Condominium Association; Shadow Ridge Timeshare Association; Shadow Ridge Master Association; St. Kitts Beach Club Condominium

Association, Summit Watch Condominium Owners Association, Inc.; Summit Watch Resort Owners Association, Inc.; Sunset Pointe Owners’ Association, Inc.; SurfWatch Owners Association; The Neighborhood Association, Inc.; Timber Lodge Condominium Association; Timber Lodge Timeshare Association; Villas at Doral Condominium Association, Inc.; Waiohai Beach Club Vacation Owners Association; WDL Vail Condominium Association, Inc.; WDL Vail Club Association, Inc.; 690 Market Club Owners Association, Inc.; and 690 Market Master Association, Inc.

“Responsible Officer” shall mean (a) when used with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Office, including any Managing Director, Vice President, Assistant Vice President, Secretary, Assistant Secretary, Assistant Treasurer, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject; (b) when used with respect to the Servicer, any officer responsible for the administration or management of the Servicer’s servicing department; and (c) with respect to any other Person, the Chairman of the Board, the President, a Vice President, the Treasurer, the Secretary, an Assistant Secretary, or the manager of such Person.

“Retained Interest” shall mean a material net economic interest of not less than 5% of the sum of the Loan Balances of the Timeshare Loans as required under and in accordance with Article 122a of the CRD.

“Right-to-Use Agreement” shall mean with respect to a Right-to-Use Loan, collectively (A) the various instruments, including a Resort’s articles of association, a Resort’s timeshare plan, a Resort’s disclosure statement used in selling Units, any share purchase agreement with an Obligor associated with such Right-to-Use Loan, that among other things: (i) in consideration of the payment of a purchase price, including payment of the related Obligor Note, grants and conveys to the Obligor shares in the related Resort Association, which in turn grants the Obligor the license or right-to-use and occupy a Timeshare Property in a Resort, (ii) imposes certain obligations on the Obligor regarding payment of the related Obligor Note, the Obligor’s use or occupancy of the Timeshare Property and the payment of a maintenance fee to the management company, and (iii) grants the holder thereof certain rights, including the rights to payment of the related Obligor Note, and to terminate the Right-to-Use Agreement or revoke the Obligor’s rights under it, to reacquire any shares of the Resort’s association, and thereafter to resell the license or right-to-use and occupy the related Timeshare Property to another Person, (B) the related Vacation Interest, and (C) the related Purchase Contract.

“Right-to-Use Loan” shall mean a Timeshare Loan that is subject to a Right-to-Use Agreement. As used in the Facility Documents, the term “Right-to-Use Loan” shall include the related Obligor Note, the Right-to-Use Agreement and other security documents contained in the related Timeshare Loan File.

“S&P” shall mean Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“Sale Agreement” shall mean the agreement, dated as of September 1, 2011, by and between the Seller and the Issuer pursuant to which the Seller sells the Timeshare Loans to the Issuer.

“Schedule of Timeshare Loans” shall mean the list of Timeshare Loans attached to an Additional Timeshare Loan Supplement (in respect of the Purchase Agreement and Sale Agreement) and a Supplemental Grant (in respect of the Indenture and Servicing Agreement) in electronic format, as amended from time to time to reflect repurchases and substitutions pursuant to the terms of the Purchase Agreement, Sale Agreement and the Indenture and Servicing Agreement, which list shall set forth the following information with respect to each Timeshare Loan as of the related Cut-Off Date, in numbered columns:

1	Loan Number
2	Name of Obligor
3	Timeshare Estate Unit(s)/Week(s)/Number(s)/Beneficial Interest Number(s)
4	Interest Rate Per Annum
5	FICO score
6	State of Residence
7	Country of Residence
8	Date of Origination
9	Original Loan Balance
10	Maturity Date
11	Monthly Payment Amount
12	Original Term (in months)
13	Outstanding Loan Balance
14	Refinance
15	Right-to-Use Timeshare Estate
16	Pre-Completion Loan and Anticipated Completion Date

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Securitization Take-Out Date” shall mean the date of any Securitization Take-Out Transaction.

“Securitization Take-Out Transaction” shall mean any securitization or other financing of the assets securing the Notes whereby all or a portion of the Outstanding Note Balance of the Notes is repaid from the proceeds of such securitization or other financing.

“Securitized Portfolio” shall mean, as of any date, all timeshare loans originated by MORI or an Affiliate and financed by any special purpose entity and which are serviced by MORI including the timeshare loans in all term issuances, all warehouse facilities (other than the Notes) and other term securitization facilities that are outstanding as of such date.

“Securitized Portfolio Default Level” shall mean, for any Due Period, the quotient (expressed as a percentage) of (i)(A) the sum of the Loan Balances of all Timeshare Loans in the Securitized Portfolio that became Defaulted Timeshare Loans during such Due Period (other than Defaulted Timeshare Loans for which the related seller has exercised its option, if any, to repurchase or substitute pursuant to the related transaction documents) minus (B) any remarketing proceeds received during such Due Period in respect of any Defaulted Timeshare Loans for which the related seller did not exercise its option to repurchase or substitute, divided by (ii) the aggregate Loan Balance of all Timeshare Loans in the Securitized Portfolio on the first day of such Due Period.

“Securitized Portfolio Delinquency Level” shall mean, for any Due Period, the quotient (expressed as a percentage) of the sum of all Loan Balances of all Timeshare Loans (exclusive of Timeshare Loans that became Defaulted Timeshare Loans on or before the last day of such Due Period) included in the Securitized Portfolio that are 61 days or more delinquent on the last day of such Due Period (as determined by the Servicer in accordance with the Servicing Standard) divided by the aggregate Loan Balance of all Timeshare Loans in the Securitized Portfolio on the last day of such Due Period.

“Securitized Portfolio Three Month Rolling Average Default Percentage” means for any Payment Date, the average of the Securitized Portfolio Default Levels for the last three Due Periods.

“Securitized Portfolio Three Month Rolling Average Delinquency Percentage” means for any Payment Date, the average of the Securitized Portfolio Delinquency Levels for the last three Due Periods.

“Seller” shall mean MORI SPC Series Corp., a Delaware corporation.

“Servicing Fee” shall mean for any Payment Date, the product of one-twelfth of 0.50% and the Aggregate Loan Balance as of the beginning of the related Due Period or, with respect to any subsequent servicer, as otherwise determined pursuant to Section 5.04 of the Indenture and Servicing Agreement.

“Servicer” shall mean MORI, and any successor servicer appointed in accordance with the terms of the Indenture and Servicing Agreement.

“Servicer Event of Default” shall have the meaning specified in Section 5.04 of the Indenture and Servicing Agreement.

“Servicing Officer” shall mean those officers of the Servicer involved in, or responsible for, the administration and servicing of the Timeshare Loans, as identified on the list of Servicing Officers furnished by the Servicer to the Indenture Trustee and the Noteholders from time to time.

“Servicing Standard” shall have the meaning specified in Section 5.01 of the Indenture and Servicing Agreement.

“Spin-Off Date” means the date of the closing of the spin-off of MVW from Marriott International in a manner consistent with the transactions described in the Form 10 filed by MVW with the Securities and Exchange Commission on June 28, 2011, as amended by Amendment No. 1 filed with the Securities and Exchange Commission on September 9, 2011, as may be further amended prior to the Closing Date.

“St. Kitts Mortgage Loan” shall mean a Mortgage Loan originated in connection with purchases of interests at St. Kitts Beach Club.

“Standard Definitions” shall mean these Standard Definitions.

“Stated Maturity” shall mean the Payment Date occurring in September 2033.

“Statutory Trust Statute” shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801, et seq., as the same may be amended from time to time.

“Step-Up CP Interest” shall mean, for any Interest Accrual Period with respect to any Purchaser Group, the excess of (i) the amount calculated for such Interest Accrual Period pursuant to subclause (a) of clause (x) of the definition of Carrying Costs with respect to such Purchaser Group over (ii) an amount equal to the product of (x) the average daily amount during such Interest Accrual Period of the portion of the Purchaser Invested Amount for such Purchaser Group funded by the Conduit with respect to such Purchaser Group, (y) a rate equal to the LIBOR Rate for the related Funding Period plus 1.00% and (z) the number of days in such Interest Accrual Period divided by 360.

“Structuring Agent” means Credit Suisse Securities (USA) LLC.

“Structuring Fee” shall have the meaning set forth in the Fee Letter.

“Subsidiary” shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned or controlled by such Person, one or more of the other subsidiaries of such Person or any combination thereof.

“Substitution Shortfall Amount” shall mean with respect to a substitution pursuant to Section 4.06 of the Indenture and Servicing Agreement, an amount equal to the excess, if any, of (a) the Loan Balance of the Timeshare Loan being replaced as of the related Transfer Date, together with all accrued and unpaid interest on such Timeshare Loan at the related coupon rate to but not including the due date in the related Due Period over (b) the Loan Balance of the Qualified Substitute Timeshare Loan as of the related Transfer Date. If on any Transfer Date, one or more Qualified Substitute Timeshare Loans are substituted for one or more Timeshare Loans, the Substitution Shortfall Amount shall be determined as provided in the preceding sentence on an aggregate basis.

“Successor Servicer” shall mean the Back-Up Servicer and its permitted successors and assigns, as provided in the Indenture and Servicing Agreement, upon succeeding to the responsibilities and obligations of the Servicer in accordance with Section 5.19 of the Indenture and Servicing Agreement.

“Supplemental Grant” shall mean with respect to any Additional Timeshare Loans and other related assets pledged to the Indenture Trustee pursuant to the Indenture, a Supplemental Grant substantially in the form attached as Exhibit C of the Indenture. The Supplemental Grant shall include a Schedule of Timeshare Loans for the related Additional Timeshare Loans and an updated Schedule of Timeshare Loans for all Borrowing Base Loans.

“Tape(s)” shall have the meaning specified in Section 5.19 of the Indenture and Servicing Agreement.

“Taxes” shall have the meaning set forth in Section 4.3 of the Note Purchase Agreement.

“Timeshare Loan” shall mean a Mortgage Loan, a Right-to-Use Loan or a Qualified Substitute Timeshare Loan subject to the lien of the Indenture and Servicing Agreement.

“Timeshare Loan Acquisition Price” shall mean on any date of determination, with respect to any Timeshare Loan, an amount equal to the fair market value of such Timeshare Loan as determined by MORI under the Purchase Agreement and by the Seller under the Sale Agreement, as applicable.

“Timeshare Loan Files” shall mean with respect to each Timeshare Loan and each Obligor:

(a) an original Obligor Note (or a Lost Note Affidavit and indemnity from the Seller with a copy of such Obligor Note attached thereto), executed by the Obligor, endorsed in the form “Pay to the order of             , without recourse” (either directly on the Obligor Note or on an allonge thereto), by an Authorized Officer of the Seller showing a complete chain of endorsements from the original payee of the Obligor Note to the Seller;

(b)(x) if such Timeshare Loan is a Mortgage Loan (other than a St. Kitts Mortgage Loan), (i) an original Mortgage (or a copy thereof) with evidence that such Mortgage has been recorded in the appropriate recording office or (ii) until the original Mortgage has been returned to the originator of the Mortgage Loan by such recording office, a photocopy of an unrecorded Mortgage that has been delivered to such recording office, and the delivery of such copy of an original Mortgage or photocopy of an unrecorded Mortgage to the Custodian by the Issuer or the Servicer shall be deemed to be a certification by the Issuer that such copy or photocopy is a true and correct copy of the original Mortgage, or (y) if such Timeshare Loan is a St. Kitts Mortgage Loan, a copy of the recorded or stamped Mortgage;

(c)(x) if such Timeshare Loan is a Mortgage Loan (other than a St. Kitts Mortgage Loan), original assignments of the Mortgage (which may be a part of a blanket assignment of more than one Timeshare Loan), from the originator of the Mortgage Loan to the Indenture Trustee in recordable form but unrecorded, signed by an Authorized Officer of the originator of the Mortgage Loan or (y) if such Timeshare Loan is a St. Kitts Mortgage Loan, copies of the recorded assignments of the Mortgage from the originator of the St. Kitts Mortgage Loan to the Issuer;

(d) if such Timeshare Loan is a St. Kitts Mortgage Loan, (i) an original certificate of title (or a copy thereof) with evidence that such certificate of title has been stamped by the office of the Registrar of Titles of the Island of Saint Christopher in favor of the Indenture Trustee or (ii) until the original certificate of title has been returned to the Custodian or Servicer by such office, a photocopy of the certificate of title that has been delivered to such office, and the delivery of such copy of the original certificate of title to the Custodian by the Issuer or the Servicer shall be deemed to be a certification by the Issuer that such copy or photocopy is a true and correct copy of the original certificate of title;

(e) if such Timeshare Loan is a Mortgage Loan, an original lender’s title insurance policy or master policy (or a copy thereof) referencing such Mortgage Loan, when available, and if a copy, the delivery thereof to the Custodian by the Issuer shall be deemed to be a certification by the Issuer that such copy is a true an correct copy of such lender’s title insurance policy or master policy;

(f) an original or a copy of each guarantee, assumption, modification or substitution agreement, if any, which relates to the Timeshare Loan (including but not limited to the Obligor Note, Mortgage, Right-to-Use Agreement, as applicable), and if a copy, the delivery thereof to the Custodian by the Issuer or the Servicer shall be deemed to be a certification by the Issuer that such copy is a true and correct copy of such guarantee assumption, modification or substitution agreement;

(g) if such Timeshare Loan is a Right-to Use Loan, the original related Right-to-Use Agreement and any related pledge and security agreements (or copies thereof), and if copies, the delivery thereof to the Custodian by the Issuer or the Servicer shall be deemed to be a certification by the Issuer that such copies are true and correct copies of such Right-to-Use Agreement and related pledge and security agreements, provided, however, that each Timeshare Loan File shall not include any documents attached to or delivered to an Obligor with a Right-to-Use Agreement that are not signed by the parties to the Right-to-Use Agreement and are delivered in identical form to all Obligors (such as articles of association, a timeshare plan and a public disclosure statement) if copies of such documents have been delivered to the Custodian by the Issuer or the Servicer, and such delivery to the Custodian shall be deemed to be a certification by the Issuer that such copies are true and complete copies of such documents;

(h) if such Timeshare Loan is a Right-to Use Loan, a copy of the related Vacation Interest representing membership in the related timeshare association of the related Resort;

(i) an original fully executed Purchase Contract (or a copy thereof), and if a copy, the delivery thereof to the Custodian by the Issuer or the Servicer shall be deemed to be a certification by the Issuer that such copy is a true and correct copy of such Purchase Contract, unless (i) the Timeshare Loan File represents the refinancing of a timeshare loan, in which event no related Purchase Contract shall be included or (ii) a complete Purchase Contract is not available, in which event such portions as are available shall be included in the Timeshare Loan File and the delivery of any portions of a Purchase Contract to the Custodian by the Issuer or the Servicer shall be deemed to be a certification by the Issuer that such portions constitute the only portions that are available; and

(j) all other documents related to such Timeshare Loan including any Trailing Documents immediately upon receipt by the Trustee.

“Timeshare Loan Servicing Files” shall mean, with respect to each Timeshare Loan and each Obligor a copy of the Timeshare Loan Files and all other papers and computerized records customarily maintained by the Servicer in servicing timeshare loans comparable to the Timeshare Loans.

“Timeshare Loan Update Memo” shall mean any memorandum executed by an authorized representative of Servicer and delivered to Custodian from time to time that provides additional or modified information in respect of any Timeshare Loan or Timeshare Loan File.

“Timeshare Property” shall mean Weeks-Based Timeshare Property or Beneficial Interests, as the case may be, and the rights granted thereunder to the Issuer (as assignee of the originator of such loan), which secure a Timeshare Loan.

“Trailing Document” shall mean any additional documentation related to a Timeshare Loan or supplemental to a Timeshare Loan File delivered to the Custodian following its initial receipt of the relevant Timeshare Loan File and immediately incorporated into such relevant Timeshare Loan File by the Custodian upon receipt.

“Transfer Date” shall mean with respect to a Qualified Substitute Timeshare Loan, the date on which the Issuer acquires such Qualified Substitute Timeshare Loan from the Seller and Grants such Qualified Substitute Timeshare Loan to the Indenture Trustee to be included as part of the Trust Estate.

“Transition Expenses” shall mean any documented costs and expenses (other than general overhead expenses) incurred by the Back-Up Servicer should it become the Successor Servicer as a direct consequence of the termination or resignation of the initial Servicer and the transition of the duties and obligations of the initial Servicer to the Successor Servicer.

“Trust Accounts” shall mean collectively, the Collection Account, the Reserve Account, the Control Accounts, the Hedge Collateral Account and such other accounts established by the Indenture Trustee pursuant to Section 3.01(a) of the Indenture and Servicing Agreement.

“Trust Agreement” shall mean that certain amended and restated trust agreement, dated the Closing Date, by and between the Owner and the Owner Trustee.

“Trust-Based Timeshare Loan” shall mean a Timeshare Loan secured by a Beneficial Interest.

“Trust Estate” shall have the meaning specified in the Granting Clause of the Indenture and Servicing Agreement.

“UCC” means, with respect to any jurisdiction, the uniform commercial code then in effect in such jurisdiction.

“Unit” shall mean a residential unit or dwelling at a Resort.

“Unused Fees” shall mean with respect to any Purchaser Group or any Non-Conduit Committed Purchaser, the product of:

(i) the Unused Rate; and

(ii) the excess of (x) its average daily Purchaser Commitment Amount during the related Interest Accrual Period over (y) its average daily Purchaser Invested Amount during the related Interest Accrual Period; and

(iii) the number of days in such Interest Accrual Period, divided by 360.

“Unused Rate” means 0.55%.

“Up-Front Fees” shall have the meaning specified in the Fee Letter.

“Usage Fees” shall mean shall mean with respect to any Purchaser Group or any Non-Conduit Committed Purchaser, the product of:

(i) the Usage Rate; and

(ii) its average daily Purchaser Invested Amount during the related Interest Accrual Period; and

(iii) the number of days in such Interest Accrual Period, divided by 360.

“Usage Rate” means the sum of (x) a rate of 1.25%, and (y) (i) upon the earlier of the occurrence of an Amortization Event or Facility Termination Date until an Event of Default has occurred and is continuing, 1.25% or (ii) if an Event of Default has occurred and is continuing, 2.00%.

“USAP” shall have the meaning specified in Section 5.05(c) of the Indenture and Servicing Agreement.

“Vacation Interest” shall mean the vacation certificate or stock certificate issued by and evidencing membership in a homeowner’s association of a Resort pursuant to which the owner thereof has a license or right-to-use a Timeshare Property at a Resort.

“Vacation Ownership Business” means the development, sale, management, marketing, operation or financing of (1) timeshare, fractional, interval, vacation club, destination club, vacation membership, private membership club, private residence club, points club, and other forms of products, programs and services wherein purchasers acquire an ownership interest, use right or other entitlement to use one or more of certain determinable accommodations and associated facilities in a system of units and facilities on a recurring, periodic basis and pay for such ownership interest, use right or other entitlement in advance (whether payments are made in lump-sum or periodically over time), and (2) associated exchange programs.

“Warehouse Portfolio” shall mean, as any date of determination, all Timeshare Loans owned by the Issuer.

“Warehouse Portfolio Default Level” shall mean, for any Due Period, the quotient (expressed as a percentage) of (i)(A) the sum of the Loan Balances of all Timeshare Loans in the Warehouse Portfolio that became Defaulted Timeshare Loans during such Due Period (other than Defaulted Timeshare Loans for which the Seller has exercised its option to repurchase or substitute pursuant to Section 6(b) of the Sale Agreement) minus (B) any remarketing proceeds received during such Due Period in respect of any Defaulted Timeshare Loans for which the Seller did not exercise its option to repurchase or substitute, divided by (ii) the Aggregate Loan Balance on the first day of such Due Period.

“Warehouse Portfolio Delinquency Level” shall mean, for any Due Period, the quotient (expressed as a percentage) of the sum of all Loan Balances of all Timeshare Loans (exclusive of Timeshare Loans that became Defaulted Timeshare Loans on or before the last day of such Due Period) included in the Warehouse Portfolio that are 61 days or more delinquent on the last day of such Due Period (as determined by the Servicer in accordance with the Servicing Standard) divided by the Aggregate Loan Balance on the last day of such Due Period.

“Warehouse Portfolio Three Month Rolling Average Default Percentage” means for any Payment Date, the average of the Warehouse Portfolio Default Levels for the last three Due Periods.

“Warehouse Portfolio Three Month Rolling Average Delinquency Percentage” means for any Payment Date, the average of the Warehouse Portfolio Delinquency Levels for the last three Due Periods.

“Weeks-Based Timeshare Loan” shall mean a Timeshare Loan secured by a Weeks-Based Timeshare Property.

“Weeks-Based Timeshare Property” shall mean the contractual rights regarding a Unit that is the subject of a Right-to-Use Agreement, or the timeshare fee or other estate regarding a Unit.

Schedule I to Standard Definitions

Rules of construction. Solely with respect to the definitions in this Schedule I to Standard Definitions, all references to “Performance Guarantor” shall not include Marriott International.

“Capital Expenditures”: for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) or for construction, acquisition or remodeling that should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

“Capital Lease Obligations”: as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of clauses (ii) and (iii) of the definition of the Financial Covenants, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Cash Equivalents” meanss (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition; (g) money market mutual or similar funds that invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition; or (h) money market funds that (i) comply with the criteria set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“Consolidated Adjusted EBITDA”: for any period, Consolidated EBITDA for such period, plus (to the extent taken into account in calculating Consolidated EBITDA for such period):

(a) any extraordinary or non-recurring non-cash expenses or losses including, for the avoidance of doubt, any extraordinary or non-recurring non-cash expenses disclosed in the form 8-K filed by Marriott International with the SEC on September 9, 2011;

(b) losses from dispositions of real estate that are not to traditional consumer purchasers; provided that the amounts referred to in clauses (a) and (b) shall not, in the aggregate, exceed $150,000,000.00 for any fiscal year of MVW;

(c) total non-cash product costs of MVW and its Subsidiaries on a consolidated basis for such period;

(d) any non-cash charges that occur in the 2011 fiscal year as a result of the transactions contemplated to occur on the Spin-Off Date ; and

(e) one-time cash charges related to the transactions contemplated to occur on the Spin-Off Date which were incurred prior to, at the time of, or no later than 120 days following, the consummation thereof or at the time of the consummation thereof; provided that the aggregate amount added by this clause (e) shall not exceed $20,000,000.

minus to the extent taken into account in calculating Consolidated Net Income for such period, the sum of:

(u) (i) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), including gains from dispositions of real estate that are not to traditional consumer purchasers; (ii) income tax credits (to the extent not netted from income tax expense); and (iii) any other non-operating, non-cash income (other than non-cash income associated with “financially reportable sales less than closed sales”);

(v) any cash payments made during such period in respect of items described in clause (a) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income, all as determined on a consolidated basis;

(w) Developer Capital Spending of MVW and its Subsidiaries on a consolidated basis for such period (it being understood and agreed that Developer Capital Spending with respect to the Ritz-Carlton Vail during the fourth quarter of 2010 shall be excluded from all calculations of Consolidated Adjusted EBITDA);

(x) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of MVW or is merged into or consolidated with MVW or any of its Subsidiaries;

(y) the income of any Person (other than a Subsidiary of MVW) in which the MVW or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by MVW or such Subsidiary in the form of dividends or similar distributions; and

(z) the undistributed earnings or income of any Subsidiary of MVW (including any Special Purpose Subsidiary) or income attributable to any residual interest in any obligation of a Special Purpose Subsidiary to the extent that the declaration or payment of dividends or similar distributions or payment on account of such residual interest by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation or Requirement of Law applicable to such Subsidiary.

“Consolidated EBITDA”: for any period, Consolidated Net Income for such period, plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of:

(a) GAAP income tax expense (or minus any benefit);

(b) GAAP interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness;

(c) depreciation and amortization expense; and

(d) amortization of intangibles (including, but not limited to, goodwill) and organization costs.

For the purposes of calculating Consolidated EBITDA for any Reference Period pursuant to any determination of a financial covenant involving the calculation of Consolidated EBITDA, (i) if at any time during such Reference Period MVW or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period and (ii) if during such Reference Period MVW or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period.

“Consolidated Interest Coverage Ratio”: for any period, the ratio of (a) Consolidated Adjusted EBITDA for such period to (b) Consolidated Interest Expense for such period.

“Consolidated Interest Coverage Ratio Covenant” shall mean a minimum Consolidated Interest Coverage Ratio of MVW on a rolling four quarter basis of not less than three times.

“Consolidated Interest Expense”: for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of the Performance Guarantor and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Performance Guarantor and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Agreements and related derivatives in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP and dividends paid on the Preferred Stock).

“Consolidated Net Income”: for any period, the consolidated net income (or loss) of MVW and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Worth” means, at any date, all amounts that would, in conformity with GAAP, be included on a consolidated balance sheet of MVW under stockholders’ equity at such date.

“Consolidated Tangible Net Worth” means at any date, (a) Consolidated Net Worth, minus (b) the net book value of all assets on the consolidated balance sheet of MVW used to calculate Consolidated Net Worth that would be treated as intangible assets under GAAP (including goodwill, trademarks, trade names, service marks, service names, copyrights, patents, organizational expenses and the excess of any equity in any Subsidiary over the cost of the investment in such Subsidiary), all as determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Debt”: at any date, the aggregate principal amount of all Indebtedness of MVW and its Subsidiaries at such date, determined using consolidation principles in accordance with GAAP, minus (for the avoidance of doubt without regard to undrawn letters of credit) the lesser of (x) the aggregate amount of all Unrestricted cash and Cash Equivalents of MVW, MORI and the Subsidiary Guarantors at such date minus $40,000,000 and (y) $40,000,000.

“Consolidated Total Debt to Consolidated Adjusted EBITDA Covenant” shall mean a maximum ratio of Consolidated Total Debt of MVW to Consolidated Adjusted EBITDA of MVW on a rolling four quarter basis, of 6.0x through March 31, 2013, 5.25x through December 31, 2014 and 4.75x thereafter.

“Contractual Obligation”: as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound

“Developer Capital Spending”: for any period, Capital Expenditures of MVW and its Subsidiaries on a consolidated basis that are attributable to the acquisition of completed Time Share Interests or development of Time Share Interests during such period.

“Disposition”: with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms “Dispose” and “Disposed of” shall have correlative meanings

“Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

“Guarantee Obligation”: as to any Person (the “guaranteeing person”), any obligation, including a reimbursement, counterindemnity or similar obligation, of the guaranteeing Person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees, any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by MVW in good faith; for the avoidance of doubt, the inclusion of a “cap” or other limit on the maximum total exposure under any such Guarantee Obligation shall not, in and of itself, mean that the liability is either “stated” or “determinable.”

“Indebtedness”: of any Person at any date, without duplication:

(a) all indebtedness of such Person for borrowed money;

(b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of such Person’s business); provided that, for the avoidance of doubt, any obligation to pay for Marriott Rewards points that arises prior to the effective date of the transactions contemplated to occur on the Spin-Off Date and the payment of which is deferred pursuant to the documents relating to the transactions contemplated to occur on the Spin-Off Date shall be Indebtedness).

(c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments,

(d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

(e) all Capital Lease Obligations of such Person (other than operating leases);

(f) all obligations of such Person, including recorded loss contingency under GAAP, as an account party or applicant under or in respect of: (i) bankers acceptances, (ii) surety bonds (excluding surety bonds that support, or are in lieu of, obligations to escrow funds or that are performance bonds, in each case that have not been drawn), and (iii) the outstanding face amount of letters of credit;

(g) the liquidation value of all redeemable preferred Capital Stock of such Person;

(h) all Guarantee Obligations of such Person in respect of obligations that constitute Indebtedness of the kind referred to in clauses (a) through (g) above; and

(i) all obligations that constitute Indebtedness of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation.

The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such indebtedness is non-recourse to such Person. For the avoidance of doubt, Indebtedness of the type described in the preceding sentence shall not be considered to be recourse to a Person if recourse is contingent upon the occurrence of specified events that have not yet occurred in circumstances in which the occurrence of such events is within the control of such Person (e.g., provisions commonly known as “bad boy” provisions). Notwithstanding anything herein to the contrary, Indebtedness shall not include (i) any payment obligation or other liability of such Person under the Marriott International, Inc. Executive Deferred Compensation Plan, a non-qualified deferred compensation plan within the meaning of IRC Section 409A and (ii) any amounts relating to full membership agreements in The Ritz-Carlton Golf Club & Spa, Jupiter (Florida) which are refundable, without interest, to full members in good standing after thirty years of continuous membership and which do not, in any case, have a redemption date earlier than the year 2029.

“In-Process Property”: real property owned by MVW or its Subsidiaries for which the Preliminary Construction Stage has commenced; provided that for the avoidance of doubt, raw land shall not be considered In-Process Property. For purposes hereof, the “Preliminary Construction Stage has commenced” when each of the following is true regarding the applicable real property: (a) the engineering and design work is complete; (b) all material construction contracts relating to the applicable real property have been executed; (c) the portion of the site related to the real property has been cleared, prepared and excavated; and (d) construction of the building substructure has commenced.

“Material Acquisition” means any acquisition of property or series of related acquisitions of property that:

(a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person; and

(b) involves the payment of consideration by MVW and its Subsidiaries in excess of $200,000,000.

“Material Disposition” means any Disposition of property or series of related Dispositions of property that yields gross proceeds to MVW or any of its Subsidiaries in excess of $200,000,000.

“Minimum Consolidated Tangible Net Worth Covenant” shall mean the requirement that the Consolidated Tangible Net Worth of MVW is not less than the sum of (i) 80% of the Consolidated Tangible Net Worth set forth on MVW’s balance sheet in the third fiscal quarter of fiscal year 2011 plus (ii) in respect of each fiscal quarter that has elapsed following the Closing Date, 80% of any increase in Consolidated Tangible Net Worth during such fiscal quarter attributable to Net Cash Proceeds received from the issuance of equity during such fiscal quarter.

“Net Cash Proceeds” shall mean in connection with the issuance or sale of Capital Stock, the cash proceeds received from such issuance, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

“Non-Recourse Debt” means Indebtedness of a Person: (a) as to which none of MVW or it Subsidiaries provides any credit support of any kind or is directly or indirectly liable and (b) which does not provide any recourse against any of the assets of MVW or its Subsidiaries. Notwithstanding the foregoing, (i) the provision of Standard Securitization Undertakings in connection with a Qualified Securitization Transaction shall not invalidate the status of the Indebtedness of such Time Share SPV that is otherwise classified as Non-Recourse Debt pursuant to the terms of this definition and (ii) Indebtedness shall not be considered to be recourse to a Person if recourse is contingent upon the occurrence of specified events that have not yet occurred in circumstances in which the occurrence of such events is within the control of such Person (e.g., provisions commonly known as “bad boy” provisions).

“Preferred Stock” means the issued and outstanding preferred stock of MVW US Holdings, Inc., par value $0.01 per share.

“Qualified Securitization Transaction” means any transaction or series of transactions previously entered into or that may be entered into by MVW or any Subsidiaries pursuant to which MVW or such Subsidiary sells, assigns, conveys, participates, contributes to capital or otherwise transfers to (i) a Time Share SPV (in the case of a transfer by MVW or such Subsidiary) or (ii) any other Person (in the case of a transfer by a Time Share SPV), or may grant a security interest in or pledge, any Time Share Receivables or interests therein (whether now existing or arising in the future) of MVW or any Subsidiary, and any assets related thereto, including, without limitation, all collateral securing such Time Share Receivables, all contracts and contract rights, purchase orders, security interests, financing statements or other documentation in respect of such Time Share Receivables and all guarantees, indemnities, warranties or other documentation or other obligations in respect of such accounts receivable, any other assets which are customarily transferred, or in respect of which security interests are customarily granted, in connection with asset securitization transactions involving receivables similar to such receivables and any collections or proceeds of any of the foregoing.

“Reference Period” means the period of four consecutive Fiscal Quarters of MVW then most recently ended.

“Requirement of Law”: as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Restricted” shall mean, when referring to cash or Cash Equivalents of MVW or any of its Subsidiaries, that such cash or Cash Equivalents (i) appear (or would be required to appear) as “restricted” on a combined or consolidated balance sheet, as applicable, of MVW or of any such Subsidiary, (ii) are subject to any Lien in favor of any Person or (iii) are not otherwise generally available for use by MVW or such Subsidiary.

“Special Purpose Subsidiary”: means any (i) Time Share SPV and (ii) trust, property owning company and similar entity that is formed for the purpose of protecting the consumer purchasers of vacation ownership interests from the insolvency or bankruptcy of MVW or any of its Subsidiaries.

“Standard Securitization Undertakings”: means representations, warranties, covenants, indemnities and performance guarantees of MVW or any of its Subsidiaries to a Time Share SPV or to its order or of a Time Share SPV to an entity issuing Non-Recourse Debt or its order and servicing obligations entered into by MVW or any such Subsidiary (other than a Time

Share SPV) and the provision of cash or Cash Equivalents to pay fees and expenses reasonably related thereto, in each case which are reasonably customary in securitization transactions for the relevant asset being securitized

“Subsidiary”: means as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of MVW. Notwithstanding the foregoing “Subsidiary” shall not include a resort or property owner’s association which is organized primarily to administer the affairs of the underlying resort or property

“Swap Agreement”: means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement or any combination thereof involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of MVW or any of its Subsidiaries shall be a “Swap Agreement”.

“Time Share Interest” means (i) inventory available to occupy as a dwelling or accommodation, and which may be coupled with an estate in real estate or limited to a right to use real estate without an estate or ownership interest, pursuant to any time share arrangement, plan, scheme, or similar device, in any legal form or structure (including units physically located within a project, that have received certificates of occupancy and that are currently used for sales purposes and/or administrative purposes) or (ii) any real property interest completed and available to occupy as a dwelling or accommodation and intended by MVW to be dedicated to any such time share arrangement.

“Time Share Receivables” means note receivables arising from the financing of the sale of timeshare intervals and fractional products to a retail customer.

“Time Share SPV”: means an entity intended to be bankruptcy-remote and which is formed for the purpose of engaging in securitization transactions and the indebtedness of which is Non-Recourse Debt.

“Unrestricted” shall mean, when referring to cash or Cash Equivalents of the MVW or any of its Subsidiaries, that such cash or Cash Equivalents are not Restricted.

Final (Amended and Restated)

EXHIBIT A

FORM OF NOTES

Final (Amended and Restated)

THIS VARIABLE FUNDING NOTE, SERIES 2011-1 (THIS “NOTE”), WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, IN MINIMUM DENOMINATIONS OF $1,000,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) AND (II) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

THE PRINCIPAL AMOUNT OF THIS NOTE WILL BE REDUCED FROM TIME TO TIME BY PRINCIPAL PAYMENTS ON THIS NOTE. IN ADDITION, THE PRINCIPAL AMOUNT OF THIS NOTE MAY BE INCREASED IN ACCORDANCE WITH THE INDENTURE AND SERVICING AGREEMENT AND THE NOTE PURCHASE AGREEMENT. ANYONE ACQUIRING THIS NOTE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE BY INQUIRY OF THE INDENTURE TRUSTEE.

MARRIOTT VACATIONS WORLDWIDE OWNER TRUST 2011-1

TIMESHARE LOAN BACKED VARIABLE FUNDING NOTE, SERIES 2011-1

Date:

Principal Amount: Up to $[            ]

No. [    ]

FOR VALUE RECEIVED, Marriott Vacations Worldwide Owner Trust 2011-1, a Delaware statutory trust (the “Issuer”), hereby promises to pay to [            ] (the “Holder”) or its assigns, the principal sum not to exceed [            ] Dollars ($[            ]) in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Amended and Restated Indenture and Servicing Agreement, dated as of September 1, 2011 (as amended from time to time in accordance with the terms thereof, the

Final (Amended and Restated)

“Indenture and Servicing Agreement”), by and among the Issuer, Marriott Ownership Resorts, Inc., as servicer and Wells Fargo Bank, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”), and as back-up servicer, and to pay interest thereon on each Payment Date in accordance with Sections 2.10 and 3.04 of the Indenture and Servicing Agreement. Capitalized terms used but not defined herein shall have the meanings given them in “Standard Definitions” attached as Annex A to the Indenture and Servicing Agreement.

By its holding of this Note, the Holder shall be deemed to accept the terms of the Indenture and Servicing Agreement and agree to be bound thereby.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee referred to herein by manual signature, this Note shall not be entitled to any benefit under the Indenture and Servicing Agreement or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of notes of the Issuer designated as its “Notes” and issued under the Indenture and Servicing Agreement.

This Note is secured by the pledge to the Indenture Trustee under the Indenture and Servicing Agreement of the Trust Estate and recourse is limited to the extent set forth in the Indenture and Servicing Agreement. The amounts owed under this Note shall not include any recourse to the Indenture Trustee or any affiliates thereof.

If certain Events of Default under the Indenture and Servicing Agreement have been declared or occur, the Outstanding Note Balance of this Note may be declared immediately due and payable or payments of principal may be accelerated in the manner and with the effect provided in the Indenture and Servicing Agreement. Notice of such declaration will be given by mail to holder(s) of this Note, as his/her/their name(s) and address(es) appear in the Note Register, as provided in the Indenture and Servicing Agreement. Subject to the terms of the Indenture and Servicing Agreement, upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Note shall terminate.

The Indenture and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the Notes under the Indenture and Servicing Agreement at any time by the Issuer and the Indenture Trustee with the consent of such holders of the percentages specified in the Indenture and Servicing Agreement at the time Outstanding. The Indenture and Servicing Agreement also contains provisions permitting such holders of specified percentages in Outstanding Note Balance of the Notes, at the time Outstanding, on behalf of all the holders, to waive compliance by the Issuer with certain provisions of the Indenture and Servicing Agreement and certain past defaults under the Indenture and Servicing Agreement and their consequences. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

Final (Amended and Restated)

This Note may be issued only in registered form and only in minimum denominations of at least $1,000,000 and integral multiples of $1,000 in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.03 of the Indenture and Servicing Agreement of any Note having a remaining Outstanding Note Balance of other than an integral multiple of $1,000, or the issuance of a single Note with a remaining Outstanding Note Balance less than $1,000,000. The holder of this Note is deemed to acknowledge that the Notes may be purchased and transferred only in minimum denominations of $1,000,000 and integral multiples of $1,000 in excess thereof and that this Note (or any beneficial interests herein) may not be transferred in an amount less than such authorized denominations or which would result in the holder of this Note having a beneficial interest below such authorized denominations.

The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note may be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

No transfer of this Note or interest herein may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture and Servicing Agreement; and in accordance with any applicable securities laws of any state of the United States and any applicable jurisdiction. None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture and Servicing Agreement to permit the transfer of any Note without registration.

The Holder of this Note may be required to exchange it for an Exchange Note under the terms of Section 2.13 of the Indenture and Servicing Agreement.

As provided in the Indenture and Servicing Agreement, the principal amount of this Note will be due and payable in full on the earlier of (i) the Mandatory Redemption Date and (ii) the Stated Maturity.

The Indenture and Servicing Agreement and this Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

Section 13.04 of the Indenture and Servicing Agreement is incorporated herein by reference.

Final (Amended and Restated)

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.

Dated:

MARRIOTT VACATIONS WORLDWIDE OWNER TRUST 2011-1

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:	Rita Marie Ritrovato
Title:	Assistant Vice President

Final (Amended and Restated)

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within mentioned Indenture and Servicing Agreement.

Dated:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Name: Benjamin Jordan
Title: Vice President

Final (Amended and Restated)

EXHIBIT B

FORM OF INVESTOR REPRESENTATION LETTER

Final (Amended and Restated)

INVESTOR REPRESENTATION LETTER

MARRIOTT VACATIONS WORLDWIDE OWNER TRUST 2011-1

Timeshare Loan Backed Variable Funding Notes, Series 2011-1

Marriott Vacations Worldwide Owner Trust 2011-1

c/o Wilmington Trust, National Association, as Owner Trustee

1220 North Market Street

Suite 202

Wilmington, DE 19801

Wells Fargo Bank, National Association, as Indenture Trustee

Sixth & Marquette

MAC N9311-161

Minneapolis, Minnesota 55479

Ladies and Gentlemen:

                    (the “Purchaser”) hereby represents and warrants to you in connection with its purchase of $            in principal amount of the above-captioned notes (the “Notes”) as follows:

1. The Purchaser (i) is a qualified institutional buyer, and has delivered to you the certificate substantially in the form attached hereto as Annex I or Annex II, as applicable, and (ii) is aware that the sale to it is being made in reliance on Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and (iii) is acquiring the Notes for its own account or for the account of a qualified institutional buyer. The Purchaser is purchasing the Notes for investment purposes and not with a view to, or for, offer or sale in connection with a public distribution or in any other manner that would violate the Securities Act or applicable state securities laws.

2. The Purchaser understands that the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been and will not be registered under the Securities Act and that (A) if in the future it decides to offer, resell, pledge or otherwise transfer any of the Notes, such Notes may be offered, resold, pledged or otherwise transferred in minimum denominations of $1,000,000 and in integral multiples of $1,000 in excess thereof, and only (i) to a person whom the seller reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144A of the Securities Act, or (ii) pursuant to an effective registration statement under the Securities Act, in each of cases (i) and (ii) in accordance with any applicable securities laws of any State of the United States and any other applicable jurisdiction, and that (B) the Purchaser will, and each subsequent holder is required to, notify any subsequent purchaser of such Notes from it of the resale restrictions referred to in (A) above.

3. The Purchaser understands that the Notes will, unless otherwise agreed by the Issuer and the Holder thereof, bear a legend substantially to the following effect.

THIS VARIABLE FUNDING NOTE, SERIES 2011-1 (THIS “NOTE”), WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, IN MINIMUM DENOMINATIONS OF $1,000,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) AND (II) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

Final (Amended and Restated)

4. If the Purchaser is purchasing any Notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and has full power to make acknowledgments, representations and agreements contained herein on behalf of such account(s).

5. The Purchaser has received all information, if any, requested by the Purchaser, has had full opportunity to review such information and has received information necessary to verify such information. The Purchaser represents that in making its investment decision to acquire the Notes, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including the addressees of this letter.

6. The Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

7. The Purchaser understands that the Issuer, the Administrative Agent and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements contained in this letter and agrees that if any of the acknowledgments, representations or agreements deemed to have been made by it are no longer accurate, it will promptly notify the Issuer and the Administrative Agent. If it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements contained in this letter on behalf of such account.

8. The Notes may not be sold or transferred to, and each Purchaser by its purchase of the Notes shall be deemed to have represented and covenanted that it is not acquiring the Notes for or on behalf of or with the assets of, and will not transfer the Notes to, any employee benefit plan as defined in Section 3 (3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA or any other “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity whose underlying assets include plan assets by reason of an employee benefit plan’s or plan’s investment in such entity, or any plan that is subject to any substantially similar provision of federal, state or local law (“Similar Law”), except that such purchase for or on behalf of or with assets of a plan shall be permitted:

(i) to the extent such purchase is made by or on behalf of a bank collective investment fund maintained by the Purchaser in which no plan (together with any other plans maintained by the same employer or employee organization) has an interest in excess of 10% of the total assets in such collective investment fund, and the other applicable conditions of Prohibited Transaction Class Exemption 91-38 issued by the Department of Labor are satisfied as of the date of acquisition of the Notes and all such conditions will continue to be satisfied thereafter;

(ii) to the extent such purchase is made by or on behalf of an insurance company pooled separate account maintained by the Purchaser in which no plan (together with any other plans maintained by the same employer or employee organization) has an interest in excess of 10% of the total of all assets in such pooled separate account, and the other applicable conditions of Prohibited Transaction Class Exemption 90-1 issued by the Department of Labor are satisfied as of the date of acquisition of the Notes and all such conditions will continue to be satisfied thereafter;

(iii) to the extent such purchase is made on behalf of a plan by a “qualified professional asset manager”, as such term is described and used in Prohibited Transaction Class Exemption 84-14 issued by the Department of Labor, and the assets of such plan when combined with the assets of other plans established or maintained by the same employer (or affiliate thereof) or employee organization and managed by such qualified professional asset manager do not represent more than 20% of the total client assets managed by such qualified professional asset manager at the time of the transaction, and the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of the Notes and all such conditions will continue to be satisfied thereafter;

(iv) to the extent such plan is a governmental plan (as defined in Section 3(32) of ERISA) which is not subject to the provisions of Title I of ERISA or Sections 401 and 501 of the Code;

(v) to the extent such purchase is made by or on behalf of an insurance company general account in which the reserves and liabilities for the general account contracts held by or on behalf of any plan, together with any other plans maintained by the same employer (or its affiliates) or employee organization, do not exceed 10% of the total reserves and

Final (Amended and Restated)

liabilities of the insurance company general account (exclusive of separate account liabilities), plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with the state of domicile of the insurer, in accordance with Prohibited Transaction Class Exemption 95-60, and the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of the Notes and all such conditions will continue to be satisfied thereafter;

(vi) to the extent such purchase is made by an in-house asset manager within the meaning of Part IV(a) of Prohibited Transaction Class Exemption 96-23 and such manager has made or properly authorized the decision for such plan to purchase Notes, under circumstances such that Prohibited Transaction Class Exemption 96-23 is applicable to the purchase, holding and disposition of such Notes and all of the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of such Notes and all such conditions will continue to be satisfied thereafter; or

(vii) to the extent such purchase will not otherwise give rise to a transaction described in Section 406 of ERISA or Section 4975(c)(1) of the Code for which a statutory, regulatory or administrative exemption is unavailable or be a violation of Similar Law.

The Purchaser, if described in the preceding clauses, further represents and agrees that it is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Issuer, MORI, the Seller, the Indenture Trustee or the Administrative Agent, or by any affiliate of any such person.

9. The Purchaser acknowledges that, under the Indenture, Notes (or beneficial interests therein) may be purchased and transferred only in authorized denominations — i.e., a minimum denomination of $1,000,000 and integral multiplies of $1,000 in excess thereof. The Purchaser covenants that the Purchaser will neither (i) transfer Notes (or beneficial interests therein) in less than the authorized denominations nor (ii) transfer Notes (or beneficial interests therein) where the result would be to reduce the Purchaser’s remaining holdings of Notes (or beneficial interests therein) below the authorized denominations.

10. By execution hereof, the Purchaser agrees to be bound, as Noteholder, by all of the terms, covenants and conditions of the Indenture and Servicing Agreement and the Notes.

The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

Executed at                     ,                     , this     day of             , 20        .

Purchaser’s Signature

Purchaser’s Name and Title (Print)

Address of Purchaser

Purchaser’s Taxpayer Identification or Social Security Number

Final (Amended and Restated)

ANNEX 1 TO EXHIBIT B

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”), Marriott Vacations Worldwide Owner Trust 2011-1, Wells Fargo Bank, National Association, as Note Registrar, with respect to the Note being transferred (the “Transferred Note”) as described in the Investor Representation Letter to which this certification relates and to which this certification is an Annex:

1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Note (the “Purchaser”).

2. The Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Purchaser owned and/or invested on a discretionary basis $            in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) [Purchaser must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Purchaser is a dealer, and, in that case, Purchaser must own and/or invest on, a discretionary basis at least $10,000,000 in securities.] and (ii) the Purchaser satisfies the criteria in the category marked below.

☐	Corporation, etc. The Purchaser is a corporation (other than a bank, savings and loan association or similar institution), business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

☐	Bank. The Purchaser (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

☐	Savings and Loan. The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

☐	Broker-dealer. The Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

☐	Insurance Company. The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

☐	State or Local Plan. The Purchaser is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

☐	ERISA Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

Final (Amended and Restated)

☐	Investment Advisor. The Purchaser is an investment advisor registered under the Investment Advisers Act of 1940.

☐	Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

3. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser, if the Purchaser is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser did not include any of the securities referred to in this paragraph.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser, unless the Purchaser reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Purchaser’s direction. However, such securities were not included if the Purchaser is a majority-owned, consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Purchaser acknowledges that it is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser may be in reliance on Rule 144A.

Will the Purchaser be purchasing the Transferred Note

only for the Purchaser’s own account?

☐ ☐
Yes No

6. If the answer to the foregoing question is “no”, then in each case where the Purchaser is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Purchaser through one or more of the appropriate methods contemplated by Rule 144A.

7. The Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Purchaser’s purchase of the Transferred Note will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Purchaser is a bank or savings and loan as provided above, the Purchaser agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

Print Name of Purchaser

By:

Name:

Title:

Final (Amended and Restated)

ANNEX 2 TO EXHIBIT B

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Purchasers That Are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”), Marriott Vacations Worldwide Owner Trust 2011-1, Wells Fargo Bank, National Association, as Note Registrar, with respect to the Note being transferred (the “Transferred Note”) as described in the Investor Representation Letter to which this certification relates and to which this certification is an Annex:

1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Note (the “Purchaser”) or, if the Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because the Purchaser is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the “Adviser”).

2. The Purchaser is a “qualified institutional buyer” as defined in Rule 144A because (i) the Purchaser is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Purchaser alone owned and/or invested on a discretionary basis, or the Purchaser’s Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year. For purposes of determining the amount of securities owned by the Purchaser or the Purchaser’s Family of Investment Companies, the cost of such securities was used, unless the Purchaser or any member of the Purchaser’s Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

☐	The Purchaser owned and/or invested on a discretionary basis $ in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

☐	The Purchaser is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Purchaser’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Purchaser or are part of the Purchaser’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, or owned by the Purchaser’s Family of Investment Companies, the securities referred to in this paragraph were excluded.

5. The Purchaser is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser will be in reliance on Rule 144A.

Will the Purchaser be purchasing the Transferred

Note only for the Purchaser’s own account?

☐                                 ☐

Yes                                  No

6. If the answer to the foregoing question is “no”, then in each case where the Purchaser is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Purchaser through one or more of the appropriate methods contemplated by Rule 144A.

Final (Amended and Restated)

7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Purchaser’s purchase of the Transferred Note will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Purchaser or Adviser

By:

Name:

Title:

IF AN ADVISER:

Print Name of Purchaser

Date:

Final (Amended and Restated)

EXHIBIT C

FORM OF SUPPLEMENTAL GRANT

SUPPLEMENTAL GRANT NO.      OF ADDITIONAL TIMESHARE LOANS dated as of             , by and among MARRIOTT VACATIONS WORLDWIDE OWNER TRUST 2011-1, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), MARRIOTT OWNERSHIP RESORTS, INC. (“MORI”), a Delaware corporation, as servicer (the “Servicer”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (the “Indenture Trustee”) and as back-up servicer (in such capacity, the “Back-Up Servicer”).

WITNESSETH:

WHEREAS, the Issuer, the Servicer, the Indenture Trustee and the Back-Up Servicer are parties to the Amended and Restated Indenture and Servicing Agreement, dated as of September 1, 2011 (as amended or otherwise modified from time to time, the “Indenture and Servicing Agreement”);

WHEREAS, the Issuer wishes to pledge to the Indenture Trustee, for the benefit of the Noteholders and the Hedge Counterparty, all of the Issuer’s rights, title and interest, whether now owned or hereafter acquired and any and all benefits accruing to the Issuer from the Timeshare Loans and Related Security designated herein to be included as Additional Timeshare Loans and part of the Trust Estate;

NOW, THEREFORE, the Issuer, the Servicer, the Indenture Trustee and the Back-Up Servicer agree as follows:

1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Indenture and Servicing Agreement unless otherwise defined herein.

“Cut-Off Date” shall mean, with respect to the Additional Timeshare Loans,             .

“[Funding][Transfer] Date” shall mean, with respect to the Additional Timeshare Loans,             .

2. Schedule of Timeshare Loans. The Issuer hereby delivers to the Indenture Trustee Schedule I which contains a true and complete list of the Additional Timeshare Loans pledged to the Indenture Trustee under this Supplemental Grant. The list of Additional Timeshare Loans contained in the accompanying certificate is hereby incorporated into and made a part of this Supplemental Grant and shall become a part of and supplement the Schedule of Timeshare Loans.

Final (Amended and Restated)

3. Grant of Additional Timeshare Loans.

The Issuer hereby pledges to the Indenture Trustee, for the benefit of the Noteholders and the Hedge Counterparty, all of the Issuer’s right, title and interest in and to the following whether now owned or hereafter acquired and any and all benefits accruing to the Issuer from, (i) all Additional Timeshare Loans and Additional Conveyed Timeshare Loan Assets acquired by the Issuer under the Sale Agreement, (ii) the Receivables in respect of such Additional Timeshare Loans due on and after the related Cut-Off Date, (iii) the related Timeshare Loan Files, (iv) all Related Security in respect of each such Additional Timeshare Loan, (v) all of its rights and remedies relating to such Additional Timeshare Loans under the Sale Agreement, (vi) all of its rights and remedies relating to such Additional Timeshare Loans under the Custodial Agreement, (vii) all of its rights and remedies relating to such Additional Timeshare Loans under the Performance Guaranty, and (viii) proceeds of the foregoing (including, without limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing) (collectively, the “Additional Trust Estate”).

In connection with the foregoing pledge and if necessary, the Issuer agrees to authorize, record and file one or more financing statements (and continuation statements or other amendments with respect to such financing statements when applicable) with respect to the Additional Trust Estate meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect the pledge of the Additional Trust Estate to the Indenture Trustee, and to deliver a file-stamped copy of such financing statements and continuation statements (or other amendments) or other evidence of such filing to the Indenture Trustee.

In connection with the foregoing pledge, the Issuer further agrees, on or prior to the date of this Supplemental Grant, to cause the portions of its computer files relating to the Additional Pledged Loans pledged on such date to the Indenture Trustee to be clearly and unambiguously marked to indicate that each such Additional Timeshare Loan and Related Security have been pledged on such date to the Indenture Trustee pursuant to the Indenture and Servicing Agreement and this Supplemental Grant.

4. Acknowledgement by the Indenture Trustee. The Indenture Trustee acknowledges the pledge of the Additional Trust Estate, and the Indenture Trustee accepts the Additional Trust Estate in trust hereunder in accordance with the provisions hereof the Indenture and Servicing Agreement.

The Indenture Trustee hereby acknowledges that, prior to or simultaneously with the execution and delivery of this Supplemental Grant, the Issuer delivered to the Indenture Trustee Schedule I listing the Additional Timeshare Loans as described in Section 2 of this Supplemental Grant and such list of Additional Timeshare Loans is attached hereto as Schedule I.

Final (Amended and Restated)

5. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Indenture Trustee on the [Funding][Transfer] Date that each representation and warranty to be made by it on such [Funding][Transfer] Date pursuant to the Indenture and Servicing Agreement is true and correct, and that each such representation and warranty is hereby incorporated herein by reference as though fully set out in this Supplemental Grant.

6. Ratification of the Indenture and Servicing Agreement. The Indenture and Servicing Agreement is hereby ratified, and all references to the Indenture and Servicing Agreement shall be deemed from and after the [Funding][Transfer] Date to be references to the Indenture and Servicing Agreement as supplemented and amended by this Supplemental Grant. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Indenture and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Indenture and Servicing Agreement.

7. Counterparts. This Supplemental Grant may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Supplemental Grant by facsimile or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof and deemed an original.

8. GOVERNING LAW. THIS SUPPLEMENTAL GRANT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Final (Amended and Restated)

IN WITNESS WHEREOF, the Issuer, the Servicer, the Indenture Trustee and the Back-Up Servicer have caused this Supplemental Grant to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE OWNER TRUST, 2011-1, as Issuer

By:	MARRIOTT OWNERSHIP RESORTS, INC., as Administrator

By:

Name:

Title:

MARRIOTT OWNERSHIP RESORTS, INC., as Servicer

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee and Back-Up Servicer

By:

Name:

Title:

Final (Amended and Restated)

EXHIBIT D

FUNDING DATE CERTIFICATE

D - 1

Final (Amended and Restated)

FUNDING DATE CERTIFICATE OF

MARRIOTT VACATIONS WORLDWIDE OWNER TRUST 2011-1

[                    ], 20[    ]

In connection with that certain amended and restated indenture and servicing agreement, dated as of September 1, 2011 (the “Indenture and Servicing Agreement”), by and among Marriott Vacations Worldwide Owner Trust 2011-1, a Delaware statutory trust, as issuer (the “Issuer”), Marriott Ownership Resorts, Inc., a Delaware corporation, as servicer (“MORI”), and Wells Fargo Bank, National Association, as indenture trustee and back-up servicer, the Issuer hereby certifies that:

1. As of the [Funding Date][Transfer Date] on [                    ], 20[    ], all of the conditions set forth in Section 4.03(b) of the Indenture and Servicing Agreement shall have been satisfied.

Capitalized terms used but not defined herein shall have the meanings specified in the Indenture and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

MARRIOTT VACATIONS WORLDWIDE OWNER TRUST 2011-1, as Issuer

By:	Marriott Ownership Resorts, Inc., as Administrator

By:
Name:
Title:

D - 2

Final (Amended and Restated)

EXHIBIT E

[Reserved]

E - 1

Final (Amended and Restated)

EXHIBIT F

FORM OF SERVICER’S OFFICER CERTIFICATE

Final (Amended and Restated)

OFFICER’S CERTIFICATE

The undersigned, an officer of Marriott Ownership Resorts, Inc. (the “Servicer”), based on the information available on the date of this Certificate, does hereby certify as follows:

1. I am an officer of the Servicer who has been authorized to issue this officer’s certificate on behalf of the Servicer.

2. I have reviewed the data contained in the Monthly Servicer Report and the computations reflected in the Monthly Servicer Report attached hereto as Schedule A are true, correct and complete.

3. Each of the CRD Marriott Entities are consolidated for accounting purposes.

4. A CRD Marriott Entity continues to hold the Retained Interest as detailed in Section 3.1(kk) of the Note Purchase Agreement.

5. The CRD Marriott Entity holding the Retained Interest has not sold or subjected the Retained Interest to any credit risk mitigation or any short positions or any other hedge in a manner which would be contrary to Article 122a(1) of the CRD.

MARRIOTT OWNERSHIP RESORTS, INC.

By:
Name:
Title:

Final (Amended and Restated)

Schedule A

Final (Amended and Restated)

EXHIBIT G

FORM OF ARUBA NOTICE

Final (Amended and Restated)

(Date)

Name

Address

City, State, Zip

Country

Re: Marriott’s Aruba Ocean Club—Loan #

Dear (name):

As a valued Aruba Ocean Club Owner, you are very important to us and we are committed to keeping you informed about any business that affects you. In keeping our promise, we wish to inform you of a recent change that affects the loan for your ownership at Marriott’s Aruba Ocean Club, but does not affect the way it will be serviced.

Marriott Vacation Club International of Aruba N.V., the owner of your loan, pursuant to an instrument of transfer, transferred and assigned all of its right, title and interest to the loan to Marriott Ownership Resorts, Inc., a Delaware corporation (“MORI”). MORI, pursuant to a purchase agreement, sold all of its right, title and interest to the loan to MORI SPC Series Corp., a Delaware corporation (“MORI SPC”). After these transfers, MORI SPC, pursuant to a sale agreement, transferred and assigned all of its right, title and interest to the loan to Marriott Vacations Worldwide Owner Trust 2011-1 (the “Issuer”), and the Issuer, pursuant to an indenture, transferred and assigned all of its right, title and interest to the loans to Wells Fargo Bank, National Association, as indenture trustee for the benefit of note holders pursuant to the indenture.

We want to assure you that Marriott Vacation Club International will continue to provide service for all aspects of your loan. The transfer in no way affects how you make your payments, and we appreciate your making them as usual. Nor does it affect your membership in the Marriott Vacation Club International of Aruba Cooperative Association or the usage of your Aruba Ocean Club property.

The transfer of loans to other lenders is a routine procedure in our industry and will not affect our business relationship. If you wish to speak to a Marriott Vacation Club International representative, please call our offices at 800-845-4226 or 801-468-4089. Our hours are Monday through Friday, 9 a.m. to 8 p.m., Eastern Time. We welcome any questions you may have.

Thank you for being a member of the Marriott Vacation Club International family. It is always our pleasure to assist you in any way we can.

Sincerely,

David Matern

Vice President, Marriott Ownership Resorts, Inc.

On behalf of MVCI, MORI and MORI SPC

Final (Amended and Restated)

(Date)

Name

Address

City, State, Zip

Country

Re: Marriott’s Aruba Surf Club—Loan #

Dear (name):

As a valued Aruba Surf Club Owner, you are very important to us and we are committed to keeping you informed about any business that affects you. In keeping our promise, we wish to inform you of a recent change that affects the loan for your ownership at Marriott’s Aruba Surf Club, but does not affect the way it will be serviced.

MVCI Finance C.V., the owner of your loan, pursuant to an instrument of transfer, transferred and assigned all of its right, title and interest to the loan to Marriott Ownership Resorts, Inc., a Delaware corporation (“MORI”). MORI, pursuant to a purchase agreement, sold all of its right, title and interest to the loan to MORI SPC Series Corp., a Delaware corporation (“MORI SPC”). After these transfers, MORI SPC, pursuant to a sale agreement, transferred and assigned all of its right, title and interest to the loan to Marriott Vacations Worldwide Owner Trust 2011-1 (the “Issuer”), and the Issuer, pursuant to an indenture, transferred and assigned all of its right, title and interest to the loans to Wells Fargo Bank, National Association, as indenture trustee for the benefit of note holders pursuant to the indenture.

We want to assure you that Marriott Vacation Club International will continue to provide service for all aspects of your loan. The transfer in no way affects how you make your payments, and we appreciate your making them as usual. Nor does it affect your membership in the Aruba Surf Club Cooperative Association or the usage of your Aruba Surf Club property.

The transfer of loans to other lenders is a routine procedure in our industry and will not affect our business relationship. If you wish to speak to a Marriott Vacation Club International representative, please call our offices at 800-845-4226 or 801-468-4089. Our hours are Monday through Friday, 9 a.m. to 8 p.m., Eastern Time. We welcome any questions you may have.

Thank you for being a member of the Marriott Vacation Club International family. It is always our pleasure to assist you in any way we can.

Sincerely,

David Matern

Vice President, Marriott Ownership Resorts, Inc.

On behalf of MVCI, MORI and MORI SPC

Final (Amended and Restated)

EXHIBIT H

TRADE NAMES

Final (Amended and Restated)

Jurisdiction	Assumed Name

Alabama	Marriott Vacation Club International (MVCI)

Arizona	Marriott Vacation Club International

California	GRAND RESIDENCES BY MARRIOTT

California	Marriott Vacation Club International

California	Marriott Vacation Club International (MVCI)

Colorado	Grand Residences by Marriott

Colorado	Marriott Vacation Club International

Connecticut	Marriott Vacation Club International

Delaware	Marriott Vacation Club International

Florida	Crowne Plaza Oceanfront

Florida	Faldo Golf Institute by Marriott

Florida	Flagler’s

Florida	Grand Residences by Marriott

Florida	Grande Pines Golf Club

Florida	Horizons by Marriott Vacation Club

Florida	International Golf Club

Florida	Marriott Vacation Club International

Florida	The Pool Patio and Grill

Georgia	Marriott Vacation Club International

Hawaii	Grand Residences by Marriott

Hawaii	Marriott’s Waiohai Beach Resort

Hawaii	Marriott Vacation Club International

Final (Amended and Restated)

Jurisdiction	Assumed Name

Illinois	Horizon’s by Marriott Vacation Club

Illinois	Marriott Vacation Club International

Kentucky	Horizon’s by Marriott Vacation Club

Kentucky	Marriott Vacation Club International, Corp.

Maryland	Marriott Vacation Club International

Massachusetts	Marriott Vacation Club International

Minnesota	Horizon’s by Marriott Vacation Club

Minnesota	Marriott Vacation Club International

Missouri	Big Time Tickets

Missouri	Horizon’s by Marriott Vacation Club

Nebraska	Horizon’s by Marriott Vacation Club

Nevada	Marriott Vacation Club International

New Hampshire	Marriott Vacation Club International

New Jersey	Horizon’s by Marriott Vacation Club

New Jersey	Marriott Vacation Club International

New York	Horizon’s by Marriott Vacation Club

New York	Marriott Vacation Club International

North Carolina	Marriott Vacation Club International

Ohio	Horizon’s by Marriott Vacation Club

Ohio	Marriott Vacation Club International

Oregon	Marriott Vacation Club International

Rhode Island	Marriott Vacation Club International

South Carolina	Marriott Vacation Club International

Final (Amended and Restated)

Jurisdiction	Assumed Name

Tennessee	HMVC

Texas	Horizon’s by Marriott Vacation Club

Texas	Marriott Vacation Club International

Utah	Marriott’s Mountainside Resort

Utah	Marriott’s Summit Watch Resort

Utah	Marriott Vacation Club International

Virginia	Marriott Vacation Club International

Washington	Marriott Vacation Club International

Final (Amended and Restated)

Exhibit I

Data Conversion Layout

[See attached Excel File]

I - 1

Data as of date Loan ID Loan Code Investor name Brand proj_id Project_Description open_dt Purchase Amount Orig Bal Prin Bal Original Term Rate Payment Next payment due date collateral collateral_co Estimated CO Date Borrower country

Borrower state Code Borrower state FICO contr_id Remaining Term foreign_flg Total closing costs Financed Closing Costs Days delinquent Delinquency Bucket down $ down % refinance bldng_id Points

Final (Amended and Restated)

Exhibit J

Exchange Notes Pool Criteria

In each case, as determined on the date of the release of the related Timeshare Loans pursuant to Section 4.07(c) of the Indenture and Servicing Agreement:

1. Each pool must be in compliance with its applicable definition of Borrowing Base.

2. The weighted average coupon of the Aggregate Loan Balances for each pool must not differ by more than 0.25%.

3. The weighted average life to maturity of the Aggregate Loan Balances for each pool must not differ by more than three months.

4. The weighted average FICO scores of the Aggregate Loan Balances for each pool minus the Loan Balances for any Defaulted Timeshare Loans, Delinquent Timeshare Loans and Defective Timeshare Loans, must not differ by more than 10.

5. The Outstanding Note Balance as a percentage of the Borrowing Base for each pool must not differ by more than 2.00%.

6. The Excluded Loan Balance for each pool as a percentage of the related Aggregate Loan Balance must not differ by more than 2.00%.

7. The aggregate amount of Timeshare Loans with any scheduled monthly payment of interest or principal (or any portion thereof) delinquent more than 60 days delinquency as a percentage of the Aggregate Loan Balances in each pool must not differ by more than 0.5%.

J - 1